CIGNA FUNDS GROUP

                                                                       FUNDS(SM)

                            Balanced Fund (sub-advised by Wellington Management)
                                            Large Cap Growth/Morgan Stanley Fund
                                        Large Cap Value/John A. Levin & Co. Fund
                                                       S&P 500[RegTM] Index Fund
                                               Small Cap Growth/TimesSquare Fund
                                              Small Cap Value/Berger[RegTM] Fund
                                        International Blend/Bank of Ireland Fund
                                                 TimesSquare Core Plus Bond Fund

                                                                   Annual Report
                                                               December 31, 2001

[Logo]
CIGNA Financial Services

Name Changes

CIGNA Funds Group has changed the names of the funds included in this report effective October 1, 2001. The new names of the funds are as follows:

Previous Name of Fund                       New Name of Fund
---------------------                       ----------------
Charter Balanced Fund                       Balanced Fund (sub-advised by Wellington Management)
Charter Large Company Stock Growth Fund     Large Cap Growth/Morgan Stanley Fund
Charter Large Company Stock Value Fund      Large Cap Value/John A. Levin & Co. Fund
Charter Large Company Stock Index Fund      S&P 500[RegTM] Index Fund
Charter Small Company Stock Growth Fund     Small Cap Growth/TimesSquare Fund
Charter Small Company Stock Value Fund      Small Cap Value/Berger[RegTM] Fund
Charter Foreign Stock Fund                  International Blend/Bank of Ireland Fund
Core Plus Fixed Income Fund                 TimesSquare Core Plus Bond Fund

Dear Shareholders,

Our report for the year ended December 31, 2001 follows.

Summary and Major Conclusions

The recession will likely end during the early months of the year, followed by a steady acceleration in the rate of economic growth as 2002 unfolds, which should continue into 2003.

Massive monetary stimulus already in the pipeline and a shift in fiscal policy from restrictive to stimulative should provide the necessary fuel for a sustained economic recovery during the 2002-2003 period.

Improving business conditions during the first half of 2002 should lead to a recovery in employment and business capital investment during the second half of the year and all of 2003, adding momentum to the economic recovery. Inflation is expected to remain stable at 2% for all of 2002.

Historically, equity markets have always outperformed fixed income markets during the late recession and early recovery phases of the business cycle and should do so again in 2002. Economically sensitive stock groups should outperform defensive stock groups, and small- and mid-cap stocks should perform best.

Treasury securities are overvalued and vulnerable to rising interest rates as business conditions improve. Corporate bonds offer good fundamental value and should be the single best sector within the fixed income market.

The Economy

The year 2001 was one of the most challenging and stressful in recent decades. Our economy suffered the first recession since 1990-1991, the worst decline in corporate profits and dividends in more than 50 years, and a record level of business failures and corporate bankruptcies. It was also a year containing the most severe bear market in stocks in a quarter century and an unprecedented terrorist attack on major American cities, immediately followed by an intense military campaign in Afghanistan.

During 2001, the U.S. economy entered recession after the longest economic expansion in American history. Factors contributing to the recession included the Federal Reserve's (Fed's) monetary tightening during 1999 and 2000 as the economy was overheating; the dramatic bursting of one of the most spectacular asset bubbles of the past century, with the collapse in technology stocks; and the sudden shock to business and consumer confidence resulting from the terrorist attacks.

The recession, however, was primarily a result of economic imbalances and excesses within the business sector. These conditions developed at the peak of the previous economic expansion in the form of excessive inventory accumulation, over-expansion in business capital investment, and excessive hiring and debt accumulation. While there were some economic imbalances apparent in the household sector, they were mild compared with the business sector.

Profound Weakness in Profits, Manufacturing, and Capital Goods: The remarkable resiliency of the household sector resulted in the business sector bearing the brunt of the 2001 recession. The severity of the business recession, as measured by corporate profits, manufacturing activity, business capital investment, business failures and corporate bond defaults, was in contrast to the mild contraction in GDP (Gross Domestic

Product), which is more heavily weighted by consumer spending, government spending, and services. The percentage decline in corporate earnings during 2001 was the worst since World War II. Conversely, consumer spending and housing starts weakened only modestly during the year, preventing a more severe contraction in GDP.

Business Adjustments to Imbalances are Nearly Complete: While always painful in the short term, recessions should be viewed as a necessary element of the business cycle and, at the same time, as an inescapable feature of a highly dynamic and free market capitalistic economy. A recession is the necessary correction mechanism that occurs when private sector decisions lead to economic excesses and imbalances - creating obstacles to future healthy economic growth.

The business sector spent the entire year adjusting to the excesses that developed during the previous expansion. The good news is that the painful process is nearly complete. Inventories have been drastically reduced and are currently in good balance relative to final demand. The sharp curtailment in capital spending budgets has nearly run its course, and heavy cutbacks in hiring and overhead expenses have lowered business operating budgets so that they are more closely aligned with revenues. In short, the prolonged period of corporate sector retrenchment has nearly ended. This means that the stage is set for a rebound in business activity when final demand rebounds, which most likely will occur during the next several months.

Financial Market Review

After a violent sell-off in mid-September, the equity markets rallied strongly during the fourth quarter. Immediately after the terrorist attacks, the equity market was massively oversold - a consequence of increased investor uncertainty about the future course of the economy and the heightened risks to national and international security. Fortunately, subsequent events regarding the domestic economy and the war unfolded much more favorably than initially feared. Aggressive monetary and fiscal stimulus by the U.S. and world policymakers gave investors greater confidence in a 2002 economic recovery.

The S&P 500[RegTM] Index rose by 12% in the quarter, the NASDAQ gained 30%, while the small-cap Russell 2000 Index rose by nearly 21%. Conversely, fixed income markets suffered from a sharp spike in market interest rates during the middle of the quarter, resulting in only a minimal gain in fixed income markets.

Equity Markets Lag Bonds Again: Nevertheless, at year-end 2001, bonds had outperformed stocks for the second consecutive year. In an environment of persistently weak business conditions, it is not surprising that high-grade bonds outperformed equities. From its early 2000 cycle peak through mid-September 2001 lows, the S&P 500[RegTM] Index suffered a cumulative decline of 37%, its worst bear market since the mid-1970s. For full-year 2001, the S&P 500[RegTM] Index declined 12%; the Dow Jones Industrials, 5%; and the NASDAQ, 21%. Compare these results with a very respectable 8% total return from the broad investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index. High-grade corporate bonds performed best within the Lehman Brothers Index, with a full-year return of 10%.

Small- and Mid-Cap Value Perform Best: Within the equity market, both small- and mid-cap stocks significantly outperformed large capitalization indexes, and value significantly outperformed growth. According to the Lipper Mutual Fund Survey, small-cap value managers performed best, with median total returns of 16% during 2001, with mid-cap value slightly behind. Conversely, large-cap growth performed worst, with negative total returns of 23%. Non-U.S. equity fund managers lagged domestic mutual funds, with a negative return of nearly 22%.

Outlook for the Economy

After an entire year of economic weakness, recessionary forces finally appear to be dissipating, and the necessary ingredients are falling into place to support a sustained economic recovery. Our forecast assumes a bottoming and stabilization of economic activity during the early months of the year, followed by a gradual acceleration in the rate of economic growth as the year progresses, with a strong likelihood of robust economic growth late in 2002 and into all of 2003.

Powerful Stimulative Forces in Place: Our assumption of solid economic growth during the next 12-18 months is based on four very powerful stimulative forces already in the pipeline:

o Massive Monetary Easing - The nearly unprecedented easing in monetary policy by the Fed over the past 12 months has been accompanied by a massive growth in money supply and a steep decline in short-term interest rates to 1.75%, a 40-year low.

o Fiscal Policy Stimulus - The combination of tax cuts and new spending initiatives, both military and non-military, should provide stimulus for economic growth in both 2002 and 2003.

o Declining Energy Prices - The sharp declines in the cost of gasoline, home heating oil, and electricity over the past 12 months represent a large "tax cut" for both households and businesses.

o Inventory liquidation - The record decline in business inventories during the past five quarters should set the stage for a rebound in manufacturing activity, as inventory levels are rebuilt.

Economic Recovery in Two Phases: During the initial recovery phase (the first 6-9 months of 2002), we expect the GDP to grow at a moderate 3% rate, led by the consumer and government sectors and a strong rebound in manufacturing, as inventories swing from liquidation to accumulation. During the second recovery phase (later in the year and all of 2003), GDP growth should accelerate to a 5%-6% pace, fueled by a cyclical recovery in business capital investment and a resumption of employment growth. These two factors should reinforce the moderate recovery already in place.

Inflation, Corporate Profits, and Unemployment: Both inflation and unemployment are classic lagging economic indicators and, therefore, will behave in a counter-cyclical manner during the early months of the recovery. The labor market will remain weak until the second half of the year, and the unemployment rate will likely peak around mid-year, near the 6.5% level. The rate of inflation always diminishes during the first 9-12 months of economic recovery and will likely stabilize at a 2% rate for the year 2002.

The critical variable in the economic outlook is corporate profits, which have been in a steep declining trend since their cyclical peak in the third quarter of 2000. We expect profits to hit a cyclical bottom in the first quarter. Then they should recover strongly during the next four to six quarters along with the recovery in production and spending. While businesses will be unable to increase profit margins through selling price increases, they will benefit from declining raw material and energy costs, lower interest expenses, and a strong cyclical rebound in labor productivity. We expect corporate profits to grow 10%-15% in 2002 and 20%-25% in 2003.

Financial Market Outlook

In an environment of gradual and steady economic improvement, "risk assets" should outperform "safe haven" assets - the exact opposite of what occurred the past 18-24 months. Moreover, an analysis of financial markets over the past half century clearly shows that equities have always outperformed bonds during the late recession and early recovery phases of the business cycle. The current cycle should be no different. However, unlike the buy-and-hold momentum-driven markets between 1995 and 1999, equity market rallies in the future are expected to be more volatile, have greater cyclicality, and place more emphasis on market timing and sector rotation.

Government Bond Market Vulnerable: Fixed income markets are likely to be adversely impacted by a steady rise in market interest rates, as economic growth resumes and credit demands increase and Fed policy becomes less accommodative.

The U.S. Treasury market, in particular, is vulnerable to a major setback during the next 12-18 months for two reasons. First, the federal budget will be shifting from a large surplus to a moderate deficit over the next several years
- changing the supply/demand conditions for Treasury securities. Second and more important, the Treasury market is fundamentally overvalued, with current market yields providing investors with an insufficient cushion over the underlying rate of inflation. From a much longer-term perspective, Treasury bonds have enjoyed a spectacular bull market over the past decades, with compound annual rates of return in excess of 12%. It is highly possible that this long bull market ended during the final months of 2001.

Corporate Bonds Highly Attractive: Within the U.S. fixed income markets, corporate bonds and residential mortgage-backed securities offer far greater attraction relative to government bonds. In sharp contrast to Treasuries, corporate bonds have been in a bear market since 1997, and enjoy both a favorable fundamental outlook and attractive valuations, given historically wide credit spreads. Corporate bonds (along with equities) should be the prime beneficiary of improving economic growth, rising corporate profits and cash flows, improving corporate balance sheets and diminishing credit risk. Credit spreads will likely be in a steady tightening trend during the next two-year period. Riskier, speculative-grade (high yield) bonds will likely provide the highest total returns over the same timeframe, as credit spreads tighten in an environment of diminishing default risk and moderating financial stress.

Economically-Sensitive Stock Groups Well Positioned: Many of the same factors benefiting corporate bonds should help economically-sensitive sectors, which are expected to outperform more defensive sectors within the stock market. Capital goods and technology and basic manufacturing industry groups will most likely provide market leadership, while defensive sectors, such as health care and consumer staples, along with interest-sensitive groups, such as utilities and finance, should lag the overall market.

Both small- and mid-cap stocks are attractive on a relative valuation basis, and are expected to continue to outperform large capitalization indexes, at least until the Fed begins to reverse its monetary engine and a new tightening cycle begins.

Finally, domestic equities should continue to outperform global equity markets during the first half of the year, because the U.S. is expected to lead the global economy out of recession. However, foreign markets may catch up later in the year and in 2003, as foreign economies rebound with a lag to the U.S. economy, and as the U.S. dollar begins to weaken modestly against foreign currencies, particularly the euro. The emerging markets of Asia could conceivably provide the best absolute returns during 2002, albeit with considerable volatility.

Risks to the Outlook: There are risks to this base case scenario if the economic recovery is more sluggish than we expect. A longer than anticipated retrenchment by the business sector would continue to undermine both the capital goods and labor markets. Acceleration in the rate of economic growth later in the year is heavily dependent upon a cyclical rebound in the depressed capital goods markets and a recovery in employment.

Geopolitical factors also represent a risk to the outlook. They may involve a combination of recurring terrorist attacks and setbacks in U.S. foreign policy on the military/diplomatic front in the war against international terrorism. Under these less optimistic scenarios, the economic recovery would be more sluggish, implying that the expected return for equities and high yield bonds during 2002 would be more moderate than in our base case, while high-quality corporate bonds would likely provide the best returns.

Sincerely,


/s/ Richard H. Forde


Richard H. Forde
Chairman of the Board and President

CIGNA Funds Group Funds Table of Contents

To assist you in using this report to shareholders, listed below is a Table of Contents and description of the various sections.

                                                    Fund    Schedule of
Fund                                             Summary    Investments
Balanced Fund (sub-advised by
Wellington Management)                                 7             23
-----------------------------------------------------------------------
Large Cap Growth/Morgan Stanley Fund                   9             26
-----------------------------------------------------------------------
Large Cap Value/John A. Levin & Co. Fund              11             28
-----------------------------------------------------------------------
S&P 500[RegTM] Fund                                   13             30
-----------------------------------------------------------------------
Small Cap Growth/TimesSquare Fund                     15             37
-----------------------------------------------------------------------
Small Cap Value/Berger[RegTM] Fund                    17             39
-----------------------------------------------------------------------
International Blend/Bank of Ireland Fund              19             41
-----------------------------------------------------------------------
TimesSquare Core Plus Bond Fund                       21             43
-----------------------------------------------------------------------

FUND SUMMARIES                                                                 7
A summary of each Fund's performance record and portfolio composition, and a review from the Fund's investment manager.

SCHEDULES OF INVESTMENTS                                                      23
The schedules of investments include a listing of securities in each Fund's portfolio as of December 31, 2001.

STATEMENTS OF ASSETS AND LIABILITIES                                          46
A "balance sheet" of a Fund as of the last day of the fiscal period. It includes the Fund's Class-level Net Asset Values (NAVs) per share by dividing the Fund's Class-level net assets (assets minus liabilities) by the number of Class-level shares outstanding.

STATEMENTS OF OPERATIONS                                                      47
These statements list each Fund's income, expenses, and gains and losses on securities and currency transactions, and appreciation or depreciation from portfolio holdings.

STATEMENTS OF CHANGES IN NET ASSETS                                           48
These statements report the increase or decrease in each Fund's net assets during the reporting period. Changes in net assets may be due to a variety of factors, including investment operations, dividends, distributions and capital share transactions.

FINANCIAL HIGHLIGHTS                                                          50
For each Fund's share class outstanding, a table showing a per share breakdown of the factors that affect a Fund's NAV for the current and past reporting periods. In addition, total return, asset size, expense and income ratios and portfolio turnover rate are shown for each Fund class.

NOTES TO FINANCIAL STATEMENTS                                                 54
The notes to financial statements include a description of the significant accounting policies of the Funds, and more detailed information about the schedules and tables that appear in the report.

Balanced Fund (sub-advised by Wellington Management)

DECEMBER 31, 2001

--------------------------------------------------------------------------------
FUND SUMMARY
--------------------------------------------------------------------------------
OBJECTIVE AND STRATEGY
Seeks a high total return through capital appreciation and current income by investing principally in equity and fixed income securities.

FUND INCEPTION DATE                                                   01/20/2000

TOTAL NET ASSETS                                                   $12.9 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                             141

INVESTMENT MANAGER                                     Wellington Management LLP
--------------------------------------------------------------------------------
FUND PROFILE
DECEMBER 31, 2001
--------------------------------------------------------------------------------

Ten Largest Positions                             % of Net Assets
-----------------------------------------------------------------
  Ginnie Mae                                                10.2%
-----------------------------------------------------------------
  Fannie Mae                                                  4.9
-----------------------------------------------------------------
  U.S. Treasury                                               3.1
-----------------------------------------------------------------
  Citigroup, Inc.                                             2.8
-----------------------------------------------------------------
  Exxon Mobil Corp.                                           2.8
-----------------------------------------------------------------
  The Hartford Financial Services Group, Inc.                 2.5
-----------------------------------------------------------------
  Kimberly-Clark Corp.                                        2.2
-----------------------------------------------------------------
  Alcoa, Inc.                                                 2.1
-----------------------------------------------------------------
  Washington Mutual, Inc.                                     1.7
-----------------------------------------------------------------
  Caterpillar, Inc.                                           1.6
-----------------------------------------------------------------
Ten Largest Sectors                               % of Net Assets
-----------------------------------------------------------------
  Financial                                                 22.8%
-----------------------------------------------------------------
  U.S. Government & Agencies                                 19.3
-----------------------------------------------------------------
  Entertainment & Communications                             11.0
-----------------------------------------------------------------
  Consumer Products                                           7.5
-----------------------------------------------------------------
  Oil & Gas                                                   7.0
-----------------------------------------------------------------
  Retail                                                      6.1
-----------------------------------------------------------------
  Manufacturing                                               5.0
-----------------------------------------------------------------
  Utilities                                                   4.6
-----------------------------------------------------------------
  Medical                                                     4.1
-----------------------------------------------------------------
  Insurance                                                   3.0
-----------------------------------------------------------------
Fund Composition                                  % of Net Assets
-----------------------------------------------------------------
  Bonds                                                       37%
-----------------------------------------------------------------
  Common stocks                                                60
-----------------------------------------------------------------
  Short-term investments                                        2
-----------------------------------------------------------------
  Other net assets                                              1
-----------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS

During the first quarter, there was a severe sell-off in technology-related sectors. It broadened in March to affect higher valuation growth stocks in traditionally defensive industries such as health care, energy, utilities and consumer staples. Meanwhile, investors sought out attractively priced stocks, continuing the market's value rotation. The Fund outperformed its Balanced Composite Index (described in the footnote to the graph at the end of these remarks) (Benchmark) for the first quarter.

Although the Federal Reserve (Fed) continued to cut interest rates in the second quarter, the performance of both stock and bond markets was lackluster. A spate of negative earnings announcements from several high-profile companies dampened investors' morale, as concerns about when the economy might recover took hold. Conditions, therefore, remained challenging.

The Fund handled the market's obstacles relatively well. An overweight position in the financial services sector aided performance, with holdings such as Lehman Brothers and American International Group posting strong gains. Other holdings on the equity side that fared well included those representing the capital goods, consumer cyclicals and technology sectors. Specifically, Lowe's, General Motors, and Intel all contributed positively to the Fund's performance. Meanwhile, bonds turned in mixed results, plagued by the same uncertainty that held back many stocks. The Fund outperformed its Benchmark for the first half and the nine-month period ended September 30, 2001.

The U.S. economy, in a recession, successfully avoided the potential meltdown scenario following September 11. After a dismal end to the third quarter, the market regained its footing in the fourth quarter.

Effective October 1, 2001, Wellington Management Company LLP replaced INVESCO as the Fund's sub-adviser.

At the beginning of the fourth quarter, things were far less certain. By the end of the year, military success in Afghanistan had surpassed even the most optimistic forecasts, and the U.S. economy had been aided by aggressive liquidity injections, financing deals by the large auto manufacturers, and continued strength in the housing market. The S&P 500 Index rose 10.69% during the fourth quarter, while the Russell 1000 Value Index gained 7.37%. The Lehman Brothers Aggregate Bond Index gained 0.05% during the period. The Fund underperformed its Benchmark for the fourth quarter but outperformed for the year.

The Fed returned to its aggressive monetary policy stance in the fourth quarter, cutting short-term interest rates by another 125 basis points. Initially, the bond market rallied sharply, but the yield on the benchmark 10-year Treasury note rebounded as the outlook for the economy began to brighten. The mortgage-backed sector outperformed Treasuries, partially due to the shorter duration of mortgages. Investment-grade corporate bonds rebounded strongly from September's "flight to quality."

Visibility regarding the outlook for 2002 remains cloudy, but we believe the highest probability scenario involves an economic recovery in the U.S., starting in the first half of the year. Assuming that an economic recovery does occur over the next six months, the U.S. will have experienced only a mild recession, which is quite remarkable, given all the problems with which it has been faced.

The liquidity surge created by the monetary authorities clearly has propped up the equity market, and investors are complacent about a robust earnings recovery. Although the equity market is below its peak level, P/E (price/earnings) ratios remain well above average, as forecasted earnings for the coming year have decreased more rapidly than the prices of shares. Cyclicals and technology stocks recently have rallied sharply, and many stocks in these sectors approached our price targets. As a result, we trimmed some positions and reinvested in companies with more stable demand patterns that had been relatively "left behind" by investors seeking more cyclical exposure. Examples of such companies include Fannie Mae, First Energy, and CVS. We also initiated positions in attractively valued oil services companies, such as Global Santa Fe and Rowan, whose future prospects appear attractive, while shedding a variety of stocks that had reached our price targets. These included Southwest Airlines, Tenet Healthcare and Micron Technology. Finally, we also trimmed positions in companies that experienced shortfalls, in part due to the overall global environment, such as Eastman Kodak and JP Morgan Chase.

Looking to fixed income, we believe any increase in short-term interest rates will most likely be subdued, since a lack of immediate inflationary concerns will allow the Fed to stay on an easy monetary course longer than otherwise might be the case. We continue to underweight Treasuries as the Fund's major fixed income investment strategy. Since the yield spread between mortgage-backed securities and Treasuries remains extremely large, unless Treasury bond yields move substantially, mortgages should outperform Treasuries handily in 2002. We remain overweight in mortgages.

With a substantial yield advantage over Treasuries, corporate bonds are also likely to perform better than Treasuries, even if spreads remain unchanged. However, since corporate spreads should tighten as the economy strengthens, we expect the corporate sector to be among the best-performing areas of the bond market. As a result, we are modestly increasing our overweight position in corporate bonds.

PERFORMANCE

Returns for the year ended December 31, 2001 were:

Institutional Class                                                    -1.67%
Premier Class                                                          -1.78
Retail Class                                                           -2.14
S&P 500 Index                                                         -11.88
Balanced Composite
 (60% Russell 1000/40% Lehman Aggregate)                               -4.06

--------------------------------------------------------------------------------
                   GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
                               1/20/00 - 12/31/01

[The following material was represented in the printed material as a line chart]

                                                   Balanced
                Institutional   Premier   Retail   Composite   S&P 500[RegTM]
                Class           Class     Class    Index       Index

1/20/00         10000           10000     10000    10000       10000
3/31/00         10360           10360     10250    10335       10392
6/30/00         10220           10210     10200    10246       10389
9/30/00         10300           10280     10270    10330       10288
12/31/00        10366           10341     10325    10017        9483
3/31/01         10027           10002      9976     9422        8359
6/30/01         10397           10372     10335     9783        8848
9/30/01          9584            9559      9513     9061        7550
12/31/01        10193           10157     10105     9633        8357


-------------------------------------------------------------
                   AVERAGE ANNUAL RETURNS
                      1-Year   Life of Fund   Inception Date
Institutional Class   -1.67%       0.99%          1/20/00
Premier Class         -1.78%       0.80%          1/20/00
Retail Class          -2.14%       0.54%          1/20/00
-------------------------------------------------------------


Balanced Fund (sub-advised by Wellington Management) (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The investment return and principal value for each class will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Past performance does not predict future performance and the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions and the redemption of fund shares. The return for each class has been compared with the total return performance of the Balanced Composite Index, which is weighted 60% and 40% by the performance of the Russell 1000 Index and the Lehman Brothers Aggregate Bond Index, respectively. These indexes are groups of unmanaged securities widely regarded by investors to be representative of the stock and bond markets in general. An investment cannot be made in the indexes. Index results do not reflect brokerage charges or other investment expenses. Until 12/31/2000, Fund performance was compared with an Index consisting of 60% of the S&P 500[RegTM] and 40% of the Lehman Brothers Aggregate Bond Index, and a hypothetical $10,000 investment in this Index at the inception of the Fund would have been worth $9,624 as of December 31, 2001.

Large Cap Growth/Morgan Stanley Fund

DECEMBER 31, 2001

--------------------------------------------------------------------------------
FUND SUMMARY
--------------------------------------------------------------------------------
OBJECTIVE AND STRATEGY
Seeks long-term capital appreciation by investing principally in equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong or accelerating earnings growth.

FUND INCEPTION DATE                                                   01/20/2000

TOTAL NET ASSETS                                                   $10.4 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                              87

INVESTMENT MANAGER                                     Morgan Stanley Investment
                                                                 Management Inc.
--------------------------------------------------------------------------------
FUND PROFILE
DECEMBER 31, 2001
--------------------------------------------------------------------------------

Ten Largest Positions              % of Net Assets
--------------------------------------------------
  Tyco International Ltd.                     7.6%
--------------------------------------------------
  Pfizer, Inc.                                 4.8
--------------------------------------------------
  General Electric Co.                         4.7
--------------------------------------------------
  Microsoft Corp.                              4.2
--------------------------------------------------
  Freddie Mac                                  3.9
--------------------------------------------------
  Intel Corp.                                  3.7
--------------------------------------------------
  Citigroup                                    3.1
--------------------------------------------------
  Home Depot, Inc.                             2.9
--------------------------------------------------
  IBM Corp.                                    2.3
--------------------------------------------------
  American Home Products Corp.                 2.3
--------------------------------------------------
Ten Largest Sectors                % of Net Assets
--------------------------------------------------
  Technology                                 15.8%
--------------------------------------------------
  Pharmaceuticals                             13.7
--------------------------------------------------
  Diversified                                 12.3
--------------------------------------------------
  Financials                                   9.9
--------------------------------------------------
  Retail                                       8.2
--------------------------------------------------
  Health Care                                  6.2
--------------------------------------------------
  Food & Beverage                              6.1
--------------------------------------------------
  Computer Peripherals                         4.5
--------------------------------------------------
  Communications                               4.1
--------------------------------------------------
  Media                                        3.8
--------------------------------------------------
Fund Composition                   % of Net Assets
--------------------------------------------------
  Common stocks                                98%
--------------------------------------------------
  Short-term investments                         2
--------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS

The S&P 500 Index rebounded in the fourth quarter of 2001, advancing 10.69%. Despite this strong rebound, the Index finished its second consecutive year of double-digit losses, down 11.88%. This is only the fourth time since the Depression that the equity markets have had two consecutive annual losses. The Federal Reserve (Fed) cut interest rates 11 times and 4.75% during 2001, yet monetary and fiscal stimulus did not lead to the business spending that was necessary for recovery. Within the large-cap universe, both value and growth indexes declined.

For the year, the Fund lagged the S&P 500 Index as a result of stock selection. The Fund was, on average, 5% overweight in technology throughout the year, although we opportunistically increased and decreased exposure throughout the year as a result of valuation work. These decisions were incrementally positive for performance. Technology was the second-worst-performing sector of the Index and the Fund, after utilities.

Stock selection in the first quarter lagged the Index materially, and the Fund ended the year behind the Index, despite outperformance in both the second and fourth quarters. During the year, we increased emphasis on larger, more established companies dominant in their respective space. Many of these companies tended to act as bellwethers for their respective industries, continued spending on research and development, and many did not make negative pre-announcements.

Stock selection in telecommunication services detracted from performance. Consumer discretionary was a modestly positive sector for the Index, although stock selection in the Fund, which was roughly market weight in the sector, lagged.

Being underweight in utilities, which was the worst-performing sector in the Index and Fund, added value to performance relative to the Index. Industrials, which were the largest overweight, also contributed positively, both from the overweight in a sector that declined less than many others, and from stock selection which modestly exceeded the Index sector return. Weakness in electronics was made up for by strength in fire and safety protection and health care.

Consumer staples, which was roughly market weight, was one of the relatively defensive sectors, losing ground in the fourth quarter when investors favored stocks more levered to economic recovery.

The Fund was underweight in financials, although the growth financials we favored declined less than the Index sector return. We have had exposure to both higher beta and lower beta names, actively managing the exposure based on valuation and the environment.

The Fund was also overweight in health care and, as we did with technology, we successfully managed the relative exposure to this stable growth sector over the year. Large-cap pharmaceuticals did not perform as well as we had expected, given the earnings visibility the sector had relative to other areas of the market. The industry was hurt by a number of company-specific events, including patent expirations, which had a worse than anticipated effect on margins and the rapid success that generic replacements had in gaining market share. The FDA was slow in approvals for most of the year, although the pace of activity picked up in the fourth quarter. Biotech benefited from increased attention to the approval and release of potential blockbuster drugs.

The stock market has recently exhibited a much stronger recovery than the underlying fundamentals of many companies across the market. The run-up in cyclical sectors, such as technology and consumer discretionary, has pushed valuations ahead of business momentum. It is our opinion that economic recovery will not occur until the second half of 2002, at the earliest, and we do not see any catalysts to promote a strong and sustainable recovery at this time. We are cautiously optimistic that the stock market will have a modest rebound in 2002; if the market were to register another losing year, it would be the first time since 1939-41. For these reasons, we continue to hold a mix of stable and cyclical growth companies and spend our time on intense fundamental research.

PERFORMANCE

Returns for the year ended December 31, 2001 were:

Institutional Class                                                   -14.68%
Premier Class                                                         -14.93
Retail Class                                                          -15.19
S&P 500 Index                                                         -11.88
Russell 1000 Growth Index                                             -20.42

--------------------------------------------------------------------------------
                   GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
                               1/20/00 - 12/31/01

[The following material was represented in the printed material as a line chart]

                Institutional   Premier   Retail   S&P 500[RegTM]   Russell 1000
                Class           Class     Class    Index            Growth Index

1/20/00         10000           10000     10000    10000            10000
3/31/00         10880           10880     10870    10426            10668
6/30/00         10530           10520     10510    10149            10380
9/30/00         10300           10290     10270    10051             9822
12/31/00         8720            8710      8690     9264             7725
3/31/01          7140            7120      7100     8166             6111
6/30/01          7790            7760      7740     8644             6625
9/30/01          6590            6570      6540     7375             5339
12/31/01         7440            7410      7370     8163             6148


--------------------------------------------------------------
                     AVERAGE ANNUAL RETURNS
                      1-Year    Life of Fund   Inception Date
Institutional Class   -14.68%      -14.09%         1/20/00
Premier Class         -14.93%      -14.27%         1/20/00
Retail Class          -15.19%      -14.51%         1/20/00
--------------------------------------------------------------


Large Cap Growth/Morgan Stanley Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The investment return and principal value for each class will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Past performance does not predict future performance and the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions and the redemption of fund shares. The return for each class has been compared with the total return performance of S&P 500[RegTM] Index and the Russell 1000 Growth Index. These indices are a group of unmanaged securities widely regarded by investors to be representative, in general, of the stock market and the growth segment of the stock market, respectively. An investment cannot be made in either index. Index results do not reflect brokerage charges or other investment expenses.

Large Cap Value/John A. Levin & Co. Fund

DECEMBER 31, 2001

--------------------------------------------------------------------------------
FUND SUMMARY
--------------------------------------------------------------------------------
OBJECTIVE AND STRATEGY
Seeks long-term capital appreciation by investing principally in common stocks of large U.S. companies with a market capitalization above $5 billion deemed, at the time of purchase, to be undervalued relative to their present and/or future prospects and after the stocks have declined from recent highs.

FUND INCEPTION DATE                                                   01/20/2000

TOTAL NET ASSETS                                                   $16.0 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                              58

INVESTMENT MANAGER                                     John A. Levin & Co., Inc.
--------------------------------------------------------------------------------
FUND PROFILE
DECEMBER 31, 2001
--------------------------------------------------------------------------------

Ten Largest Positions                       % of Net Assets
-----------------------------------------------------------
  El Paso Corp.                                        3.7%
-----------------------------------------------------------
  Aon Corp.                                             2.9
-----------------------------------------------------------
  General Electric Co.                                  2.8
-----------------------------------------------------------
  KPMG Consulting, Inc.                                 2.5
-----------------------------------------------------------
  UnumProvident Corp.                                   2.5
-----------------------------------------------------------
  Tyco International Ltd.                               2.4
-----------------------------------------------------------
  Ace Ltd.                                              2.3
-----------------------------------------------------------
  BellSouth Corp.                                       2.3
-----------------------------------------------------------
  Koninklijke Philips Electronics Corp.                 2.2
-----------------------------------------------------------
  XL Capital Ltd.                                       2.1
-----------------------------------------------------------
Ten Largest Sectors                         % of Net Assets
-----------------------------------------------------------
  Financial                                           19.8%
-----------------------------------------------------------
  Oil & Gas                                            13.3
-----------------------------------------------------------
  Manufacturing                                         9.9
-----------------------------------------------------------
  Computers                                             8.1
-----------------------------------------------------------
  Diversified                                           6.3
-----------------------------------------------------------
  Consumer Products                                     6.3
-----------------------------------------------------------
  Communications                                        6.3
-----------------------------------------------------------
  Medical                                               5.5
-----------------------------------------------------------
  Electronics                                           4.8
-----------------------------------------------------------
  Retail                                                2.8
-----------------------------------------------------------
Fund Composition                            % of Net Assets
-----------------------------------------------------------
  Common stocks                                         85%
-----------------------------------------------------------
  Preferred stocks                                        2
-----------------------------------------------------------
  Short-term investments                                 13
-----------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS

In the first quarter, growth stocks continued to experience significant price declines, as they had over the past year. In addition, the market weakness extended across other sectors, as the underlying economy slowed and investors reacted to changed expectations. Quite separately from the trend in prices, both the overall market and individual equities showed increased volatility. The Fund outperformed the S&P 500[RegTM] Index, but slightly underperformed the Russell 1000 for the first quarter.

While there was divergence between groups and among individual stocks during the second quarter, the market advanced overall, as investors anticipated specific positive developments in certain stocks ahead of a broader recovery. Still, many companies continued to face significant business pressures, including further erosion in demand for their products and services and rising energy and other raw material costs. The Fund underperformed both the S&P 500[RegTM] and the Russell 1000 for the second quarter.

The attacks of September 11 had a significant impact on the stock market. During the week that the markets reopened on September 17, heavy selling led to an 11.57% decline in the S&P 500[RegTM] Index. It rebounded 7.98% in the final week of the month (and in early October as the markets continued to stabilize), reducing the net decline from September 17 through quarter end to 4.52%. During this period of exceptional volatility, the Fund likewise experienced substantial erosion. Losses were broad-based; the market provided few havens.

Long before September 11, weakening business conditions were already evident. Reduced capital expenditures, falling corporate profits, and increasing staff layoffs were among the visible indicators. There were also signs that the consumer, who had been sustaining the U.S. economy for much of the year, had begun to feel the pressure of a more constrained economic environment. During the quarter, housing starts declined, unemployment rose sharply, and consumer confidence dropped. Moreover, the $40 billion stimulus provided by the summer tax rebates generated only a 0.3% gain in retail sales, as taxpayers showed a tendency to save their windfall rather than spend it.

Clearly, terrorism did not cause the economic slide, but the new anxieties that resulted both accelerated and magnified the intensity of the downturn. Industries such as airlines, insurance, hotels and tourism have suffered significant losses. The impact of these losses was rippling through the economy. The Fund outperformed the S&P 500[RegTM] but slightly underperformed the Russell 1000 for the third quarter.

Stocks moved sharply higher in the fourth quarter. The S&P 500 Index rose 19% from its September low, while the NASDAQ advanced 37%, and both indexes surpassed their pre-September 11th levels. Valuations reflected investors' expectations for economic recovery beginning in the first half of 2002, even in the face of the mixed corporate and economic news that prevailed throughout most of the fourth quarter.

The Federal Reserve's (Fed's) significant injection of liquidity into the financial system after September 11th helped to avert a potential credit crunch that could have exacerbated the economic crisis. This action provided the wherewithal for investors to act and the confidence to do so.

The fourth quarter market rally was founded more on expectations about the future than on current empirical evidence of an economic recovery. In this challenging economic environment, stock selection was, and we believe will remain, the key to successful investment results, particularly as traditional valuation measures remain near historic highs, and catalysts for additional value realization are becoming more difficult to identify. We were able to buy some fundamentally sound companies at valuations we found attractive near the end of September, and many of those stocks performed well in the fourth quarter. While we believe these companies continue to be fundamentally solid, we are monitoring all of our holdings closely in light of the market's fourth quarter rally. The Fund outperformed both the S&P and the Russell 1000 for the fourth quarter.

Near the end of the quarter, some bright spots did emerge in the macroeconomic picture. Consumer spending picked up during the week before and the week after Christmas. New and existing home sales remained near record highs, and unseasonably warm temperatures extended the construction season. Furthermore, while demand for capital goods remains limited at present, inventory imbalances from the previous economic boom have been reduced, and some excess capacity has been cut from certain sectors. There were even tentative indications of a pickup in technology spending. If these indications are sustained in the coming quarter, the results may be reflected in corporate earnings.

In this expectation-driven atmosphere, it is more important than ever to identify opportunities in companies with superior fundamentals that are selling at appropriate valuations. Hard assets and positive cash flow remain important for a company's long-term viability, and we tend to emphasize these characteristics in the companies we hold. We are being selective in establishing new positions, and remain price conscious as we continue to seek companies that possess a catalyst for value realization.

PERFORMANCE

Returns for the year ended December 31, 2001 were:

Institutional Class                                                    -4.21%
Premier Class                                                          -4.39
Retail Class                                                           -4.61
S&P 500 Index                                                         -11.88
Russell 1000 Value Index                                               -5.59

--------------------------------------------------------------------------------
                   GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
                               1/20/00 - 12/31/01


[The following material was represented in the printed material as a line chart]

                Institutional   Premier   Retail   S&P 500[RegTM]   Russell 1000
                Class           Class     Class    Index            Value Index

1/20/00         10000           10000     10000    10000            10000
3/31/00         10720           10720     10710    10426            10252
6/30/00         10880           10880     10870    10149             9771
9/30/00         11280           11270     11250    10051            10540
12/31/00        11403           11378     11352     9264            10919
3/31/01         10678           10653     10627     8166            10279
6/30/01         10941           10905     10869     8644            10781
9/30/01          9701            9666      9630     7375             9600
12/31/01        10923           10878     10828     8163            10308


-------------------------------------------------------------
                    AVERAGE ANNUAL RETURNS
                      1-Year   Life of Fund   Inception Date
Institutional Class   -4.21%       4.64%          1/20/00
Premier Class         -4.39%       4.42%          1/20/00
Retail Class          -4.61%       4.17%          1/20/00
-------------------------------------------------------------


Large Cap Value/John A. Levin & Co. Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The investment return and principal value for each class will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Past performance does not predict future performance and the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions and the redemption of fund shares. The return for each class has been compared with the total return performance of the S&P 500[RegTM] Index and the Russell 1000 Value Index. These indices are a group of unmanaged securities widely regarded by investors to be representative, in general, of the stock market and the value segment of the stock market, respectively. An investment cannot be made in either index. Index results do not reflect brokerage charges or other investment expenses.

S&P 500[RegTM] Index Fund

DECEMBER 31, 2001

--------------------------------------------------------------------------------
FUND SUMMARY
--------------------------------------------------------------------------------
OBJECTIVE AND STRATEGY
Seeks long-term growth of capital by investing principally in common stocks of companies in the Standard & Poor's 500[RegTM] Composite Stock Price Index.

FUND INCEPTION DATE                                                 07/01/1997 -
                                                             Institutional Class
                                                                    01/21/2000 -
                                                      Premier and Retail Classes

TOTAL NET ASSETS                                                  $176.9 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                             521

INVESTMENT MANAGER                                           TimesSquare Capital
                                                                Management, Inc.
--------------------------------------------------------------------------------
FUND PROFILE
DECEMBER 31, 2001
--------------------------------------------------------------------------------

Ten Largest Positions               % of Net Assets
---------------------------------------------------
  General Electric Co.                         3.2%
---------------------------------------------------
  Microsoft Corp.                               2.8
---------------------------------------------------
  Exxon Mobil Corp.                             2.1
---------------------------------------------------
  Citigroup, Inc.                               2.1
---------------------------------------------------
  Wal-Mart Stores, Inc.                         2.0
---------------------------------------------------
  Pfizer, Inc.                                  2.0
---------------------------------------------------
  Intel Corp.                                   1.7
---------------------------------------------------
  Int'l Business Machines Corp.                 1.7
---------------------------------------------------
  American Int'l Group, Inc.                    1.6
---------------------------------------------------
  Johnson & Johnson                             1.4
---------------------------------------------------
Fund Composition                    % of Net Assets
---------------------------------------------------
  Common stocks                                 83%
---------------------------------------------------
  Short-term investments*                        17
---------------------------------------------------

*At December 31, 2001, the Fund was long 100, S&P[RegTM] 500 futures contracts.

MANAGEMENT'S DISCUSSION AND ANALYSIS

In the first quarter, the S&P 500[RegTM] Index fell 11.86% over the period, its worst quarterly performance in 10 years. Growing concerns regarding the Federal Reserve's (Fed's) ability to reverse the economic tide, negative earnings pre-announcements, reported declines in consumer confidence, and admitted lack of earnings visibility weighed heavily on the equity markets.

The pace of economic growth continued to slow in the second quarter, reflecting the continuing effects of an inventory correction and reduced capital investments. As growth slowed in overseas markets, the strong dollar continued to reduce exports and foreign-sourced income. An emerging weakness in labor markets was compromising consumer confidence and threatening the remaining strongholds of final demand - consumer spending and homebuilding. There was clear evidence that the deterioration in labor markets had spilled over from manufacturing into the service sector.

Equity markets rallied in the first month of the second quarter, as the S&P 500[RegTM] Index and the NASDAQ rose 7.8% and 15%, respectively. However, this was insufficient to maintain market sentiment. The S&P 500[RegTM] finished the second quarter with a return of 5.85%, slightly behind the 6.1% median U.S. mutual fund, as measured by Morningstar.

On August 15, 2001, the Institutional Class of the S&P 500[RegTM] Index Fund split its shares approximately 1.62 shares for 1, in order to approximately equalize the net asset value per share of each class of shares of the Fund. The stock split had no economic impact on shareholders other than creating a more equal distribution of dividends and distributions among shareholders of the various classes.

Early in the third quarter, Fed chairman Alan Greenspan had been so bold as to venture that the worst might be behind the domestic financial markets. The market appeared to find little comfort in this pronouncement, and a steady deterioration in reported earnings and continued erosion in business capital investing, added to investors' anxieties.

Nevertheless, many felt that continued consumer spending, combined with strength in the housing sector and government fiscal and monetary stimuli, would offset declines in business investing and exports, producing moderate growth over the remainder of the year that would accelerate in 2002. Just how tenuous this prescription for avoiding recession had been was dramatized by the speed with which the fall in consumer confidence resulting from the terrorists assault got translated to a fall in so many areas of final demand. The government's suspension in air travel, followed by business and consumer self-imposed curtailments, resulted in over 100,000 announced job cuts in that industry alone. Emotional and psychological impairment stemming from the tragedy has exhibited itself in reduced productivity, an indifference to leisure activity, and significantly reduced retail purchasing.

Even before the terrible events of September 11, equity market participants had become less inclined to "look across the valley." Despite more interest rate cuts by the Fed in the third quarter, the S&P 500[RegTM] Index fell an additional 14.68%, its worst quarterly performance in 13 years.

The damage within the equity markets was widespread. The average U.S. equity fund, as reported by Lipper Analytics, actually underperformed the S&P 500[RegTM] Index, down 17% for the quarter.

The fourth quarter of 2001 brought to a close a year in which the U.S. had seen itself tested on many fronts. Corporate excesses accumulated during the late '90s continued to be worked off through curtailment of inventories, limited capital investment, and further workforce reductions. A free fall in oil prices in October and November was a mixed blessing. It provided a boost to consumer spending and relief for corporate expense structures, while also resulting in an implosion of the energy derivatives markets, forcing Enron into the largest bankruptcy in U.S. history. Although the September terrorist acts laid to rest the question of a U.S. recession, the National Bureau of Economic Research officially declared that the period of negative growth had begun in the March/April timeframe. A yearlong tailspin in corporate profits continued unabated. The economy's reliance on the consumer sector could only be sustained through deep discounts by retailers, most notably in the form of 0% financing by the auto manufacturers. Purchases during the holiday season mostly met lowered expectations.

Despite the economy's weak fundamentals, investors appeared buoyed by the administration's swift and comprehensive anti-terrorist initiatives and the resolve shown by the American people. The stock market advanced smartly ahead of any confirmed evidence of improvement in earnings. For the final three months of 2001, the S&P 500[RegTM] Index advanced 10.69%.

PERFORMANCE

Returns for the year ended December 31, 2001 were:

Institutional Class                                                   -12.08%
Premier Class                                                         -12.20
Retail Class                                                          -12.41
S&P 500[RegTM] Index                                                  -11.88

--------------------------------------------------------------------------------
                   GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
                              Institutional Class
                               7/1/97 - 12/31/01


[The following material was represented in the printed material as a line chart]

                                S&P 500[RegTM]
                Institutional   Index

7/97            10000           10000
12/97           11023           11033
12/98           14140           14186
12/99           17061           17170
12/00           15484           15607
12/01           13614           13752


-----------------------------------------------------------------------
                        AVERAGE ANNUAL RETURNS
                      1 Year    3 Year   Life of Fund   Inception Date
Institutional Class   -12.08%   -1.26%       7.09%          7/1/97
-----------------------------------------------------------------------



--------------------------------------------------------------------------------
                   GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
                           Premier and Retail Classes
                               1/21/00 - 12/31/01


[The following material was represented in the printed material as a line chart]

                Premier   Retail   S&P 500[RegTM]
                Class     Class    Index

1/00            10000     10000    10000
3/00            10414     10392    10426
6/00            10125     10092    10149
9/00            10025     9992     10051
12/00            9236      9206     9264
3/01             8143      8023     8166
6/01             8609      8569     8644
9/01             7334      7294     7375
12/01            8109      8064     8163


--------------------------------------------------------
                  AVERAGE ANNUAL RETURNS
                1 Year    Life of Fund   Inception Date
Premier Class   -12.20%      -10.22%         1/21/00
Retail Class    -12.41%      -10.48%         1/21/00
--------------------------------------------------------


S&P 500[RegTM] Index Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The investment return and principal value for each class will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Past performance does not predict future performance and the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions and the redemption of fund shares. The return for each class has been compared with the total return performance of the S&P 500[RegTM] Index. This index is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. An investment cannot be made in the index. Index results do not reflect brokerage charges or other investment expenses.

Small Cap Growth/TimesSquare Fund

DECEMBER 31, 2001

--------------------------------------------------------------------------------
FUND SUMMARY
--------------------------------------------------------------------------------
OBJECTIVE AND STRATEGY
Seeks long-term capital appreciation by investing principally in common and preferred stocks of U.S. companies with market capitalizations between $50 million and $2 billion, with a focus on growing companies involved in new product development and technological breakthroughs.

FUND INCEPTION DATE                                                   01/21/2000

TOTAL NET ASSETS                                                   $20.7 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                             113

INVESTMENT MANAGER                                           TimesSquare Capital
                                                                Management, Inc.
--------------------------------------------------------------------------------
FUND PROFILE
DECEMBER 31, 2001
--------------------------------------------------------------------------------

Ten Largest Positions                    % of Net Assets
--------------------------------------------------------
  The BISYS Group, Inc.                             2.4%
--------------------------------------------------------
  Lincare Holdings, Inc.                             2.1
--------------------------------------------------------
  Investors Financial Services Corp.                 1.9
--------------------------------------------------------
  SCP Pool Corp.                                     1.8
--------------------------------------------------------
  DaVita, Inc.                                       1.6
--------------------------------------------------------
  ChoicePoint, Inc.                                  1.6
--------------------------------------------------------
  Markel Corp.                                       1.6
--------------------------------------------------------
  Lamar Advertising Co.                              1.5
--------------------------------------------------------
  Stericycle, Inc.                                   1.5
--------------------------------------------------------
  Investment Technology Group, Inc.                  1.4
--------------------------------------------------------
Ten Largest Sectors                      % of Net Assets
--------------------------------------------------------
  Services                                         22.7%
--------------------------------------------------------
  Health Care                                       14.9
--------------------------------------------------------
  Technology                                        14.5
--------------------------------------------------------
  Financials                                        11.1
--------------------------------------------------------
  Media                                              6.7
--------------------------------------------------------
  Biotechnology                                      4.7
--------------------------------------------------------
  Energy                                             3.5
--------------------------------------------------------
  Hotels, Restaurants & Leisure                      2.7
--------------------------------------------------------
  Industrials                                        2.2
--------------------------------------------------------
  Communications                                     2.2
--------------------------------------------------------
Fund Composition                         % of Net Assets
--------------------------------------------------------
  Common stocks                                      94%
--------------------------------------------------------
  Short-term investments                               6
--------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS

The value style continued to outperform the growth style throughout the first quarter of 2001, across all capitalization segments. As the pace of downward earnings revisions accelerated, growth stocks were penalized and investors focused on stocks with the lowest price/earnings ratios.

More interest rate cuts by the Federal Reserve (Fed) gave the market a nice lift in the second quarter. The first quarter's debacle, with its spate of earnings warnings and shockers out of the way, gave way to a strong snap-back rally in April. The positive bias continued in May and June, interrupted by sell-offs brought on by more profit warnings about the second quarter.

The spring rally fizzled as quickly as it came. Company after company lowered earnings guidance going forward, as capital expenditure budgets continued to be slashed for 2002, and expectations for an economic recovery were pushed further out. The summer rally never materialized, and the market was in trouble for two months preceding the events of September 11, which only served to aggravate the expectations for a weak fourth quarter.

In the third quarter, small capitalization growth companies were particularly hard hit. The Russell 2000 Growth Index had its worst quarter since the fourth quarter crash of 1987. The value style outperformed, widening its year-to-date lead, as earnings visibility for growth companies became cloudier over the near term.

A significant underweight in the technology sector and a large overweight in the financial services sector were big contributors to the Fund's performance in the third quarter. These weightings were appropriate both before and after September
11. Technology was the worst-performing sector in the third quarter, as the capital spending outlook kept on deteriorating.

Financial services was the top contributor to the Fund, as it proved to be relatively resilient, holding up remarkably well after September 11 to the end of the third quarter. Favorable monetary policy continued to benefit the group. Productivity gains in the financial services sector have increased dramatically in the past several years and continue to benefit the bottom line.

Stock selection in the health care sector was particularly strong on a relative basis for the quarter. This sector benefited from being less economically sensitive; therefore, earnings have greater visibility and are more stable. In general, companies in the health and personal care, health care management services and health care facilities industries held up relatively well.

Following the post-September 11th bottom, the market staged a significant rally, with technology stocks leading the way. Even as earnings warnings for the third quarter continued unabated in October, stocks shrugged off the disappointments and bounced off of oversold levels. The rally continued - as the

Taliban fell, the stock market rose. With economic growth on the weak side, much of the liquidity the Fed had aggressively pumped into the system made its way into the financial markets. For the quarter, small capitalization companies solidly outperformed large capitalization companies and the growth style outpaced the value style.

Except for the period following the September 11th trauma, the relative performance of small- and mid caps was ahead of large capitalization stocks for most of 2001. However, the growth style had a difficult time for the year, as the prospects for recession severely reduced earnings visibility for many companies. The fourth quarter saw a reversal in that pattern, as investors looked beyond the recession and gravitated to those companies that will grow earnings in a recovering economy.

For the fourth quarter, technology stocks were up over 50%. Within the sector, our software stocks were even stronger, up over 60%.

While overshadowed by the returns of technology, other sectors had strong absolute returns. The consumer discretionary sector appreciated 26%. Within the sector, the overweighted commercial services stocks did very well. The producer durables sector also did well. The gain in financial services was more muted. The health care sector did well, but lagged the overall Russell 2000 Growth Index, as investors looked ahead to an economic recovery, shunning more predictable earnings growers.

Following a favorable third quarter impact, underweighting the technology sector and overweighting the financial services sector had a dampening effect on performance in the fourth quarter. For all of 2001, however, these decisions added value, as the technology sector was down 27.4% and the financial services sector rose 11.8%.

More recently, with earnings visibility improving, our investment exposure in technology has been moving higher, approaching the weight in the benchmark index. Though volatility in the group will continue, a more positive outlook is unfolding. Technology stocks collapsed last year because, as corporate profits declined, capital expenditure budgets plunged. With economists now heralding a profit recovery, improvement in capital spending should follow, benefiting technology companies. Though valuations are high, analysts may soon raise their forecasts from current depressed earnings levels. The technology sector has always been one of the strongest-growing sectors and should continue to be in the future. With valuations high, selectivity remains critical. Our focus is on companies with leading-edge technology, strong new product introductions, and sound financials.

The investment outlook for small capitalization companies remains positive, especially as earnings visibility improves. Small-cap stocks should continue to benefit from the same catalysts that contributed to their relative outperformance in 2001. Small caps tend to outperform during periods of economic recovery, especially during the second half of a recession. The aggressive easing by the Fed provides an even more favorable backdrop for small capitalization companies. Relative valuations for small-cap companies versus their large-cap counterparts are still attractive, particularly on a price/book, price to free cash flow, and a price/earnings basis. The recent pick-up in merger and acquisitions activity also bodes well for small-cap performance. The worst of the recession appears to be behind us.

PERFORMANCE

Returns for the year ended December 31, 2001 were:

Institutional Class                                                    -9.09%
Premier Class                                                          -9.20
Retail Class                                                           -9.40
S&P 500 Index                                                         -11.88
Russell 2000 Growth Index                                              -9.23
Russell 2000 Index                                                      2.49

--------------------------------------------------------------------------------
                   GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
                               1/21/00 - 12/31/01


[The following material was represented in the printed material as a line chart]

                Institutional   Premier   Retail   Russell 2000   Russell 2000
                Class           Class     Class    Index          Growth Index

1/20/00         10000           10000     10000    10000          10000
3/31/00         11020           11010     11020    10119          10280
6/30/00         10690           10680     10670     9736           9522
9/30/00         11190           11170     11150     9844           9143
12/31/00        11151           11126     11100     9164           7297
3/31/01          8911            8897      8872     8568           6187
6/30/01         10451           10427     10391     9792           7299
9/30/01          8383            8370      8335     7756           5250
12/31/01        10137           10103     10057     9392           6623


-------------------------------------------------------------
                    AVERAGE ANNUAL RETURNS
                      1-Year   Life of Fund   Inception Date
Institutional Class   -9.09%       0.70%          1/21/00
Premier Class         -9.20%       0.53%          1/21/00
Retail Class          -9.40%       0.29%          1/21/00
-------------------------------------------------------------


Small Cap Growth/TimesSquare Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The investment return and principal value for each class will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Past performance does not predict future performance and the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions and the redemption of fund shares. The return for each class has been compared with the total return performance of the Russell 2000 Index and the Russell 2000 Growth Index. These indices are a group of unmanaged securities widely regarded by investors to be representative, in general, of the small company stock market and the growth segment of that market, respectively. An investment cannot be made in either index. Index results do not reflect brokerage charges or other investment expenses.

Small Cap Value/Berger[RegTM] Fund

DECEMBER 31, 2001

--------------------------------------------------------------------------------
FUND SUMMARY
--------------------------------------------------------------------------------
OBJECTIVE AND STRATEGY
Seeks long-term capital appreciation by investing principally in common stocks of small U.S. companies with market capitalizations at the time of purchase of less than $1 billion and whose stock prices are believed to be undervalued.

FUND INCEPTION DATE                                                   01/20/2000

TOTAL NET ASSETS                                                   $21.4 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                              64

INVESTMENT MANAGER                                                   Berger LLC/
                                              Perkins, Wolf, McDonnell & Company
--------------------------------------------------------------------------------
FUND PROFILE
DECEMBER 31, 2001
--------------------------------------------------------------------------------

Ten Largest Positions              % of Net Assets
--------------------------------------------------
  Briggs & Stratton Corp.                     2.8%
--------------------------------------------------
  Home Properties of NY, Inc.                  2.7
--------------------------------------------------
  Trinity Industries, Inc.                     2.6
--------------------------------------------------
  Manitowoc, Inc.                              2.4
--------------------------------------------------
  Greater Bay Bancorp                          2.3
--------------------------------------------------
  Key Energy Group, Inc.                       2.2
--------------------------------------------------
  LA-Z-Boy, Inc.                               2.0
--------------------------------------------------
  CNF, Inc.                                    2.0
--------------------------------------------------
  Tecumseh Products Co.                        2.0
--------------------------------------------------
  Rayonier, Inc.                               2.0
--------------------------------------------------
Ten Largest Sectors                % of Net Assets
--------------------------------------------------
  Buildings & Real Estate                    20.8%
--------------------------------------------------
  Electronics                                  9.9
--------------------------------------------------
  Banking                                      8.9
--------------------------------------------------
  Oil & Gas                                    8.5
--------------------------------------------------
  Machinery                                    7.0
--------------------------------------------------
  Chemicals, Plastic & Rubber                  4.0
--------------------------------------------------
  Cargo & Transportation                       3.5
--------------------------------------------------
  Retail                                       3.5
--------------------------------------------------
  Broadcasting & Entertainment                 3.0
--------------------------------------------------
  Textiles & Leather                           2.8
--------------------------------------------------
Fund Composition                   % of Net Assets
--------------------------------------------------
  Common stocks                                89%
--------------------------------------------------
  Short-term investments                        12
--------------------------------------------------
  Other net liabilities                        (1)
--------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS

The first quarter of 2001 presented an extremely difficult environment for investors. However, not all of the news was bad. The value style of investing continued to outperform its growth counterpart. Also, despite the Russell 2000 Index being in negative territory for the quarter, the Fund posted a gain.

Increased market volatility continued through the second quarter. Perceived economic stabilization, supported by additional Federal Reserve (Fed) rate cuts, worked to drive stocks higher, while continued earnings disappointments weighed on individual issues. In the end, the Fed prevailed, and most major indices posted solid gains in the quarter, with the Russell 2000 Growth Index outperforming its value counterpart by more than 600 basis points. The relative outperformance by the Fund is largely attributable to the avoidance of any meaningful company-specific blowups.

The major indexes all reached their high water marks at the outset of the third quarter. While Fed interest rate cuts had previously buoyed the stock market, concern of the slowing economy and recession began to weigh heavily on the individual investor. In this environment, investors became even more risk averse and value stocks, which are valued more in terms of current, tangible assets again outperformed growth stocks, which are most often valued on future potential.

The Fund trailed the Russell 2000 Value Index for the third quarter. However, the Fund outperformed the broader Russell 2000 Index in the quarter.

It was obviously difficult to find bright spots in times like these, but the segment of the Fund that did the best in the quarter was financials, including Real Estate Investment Trusts (REITs), insurance, and banks and thrifts. Financials, generally considered relatively conservative investments that trade near book value and offer larger than average yields, have done relatively well in this uncertainty.

Discount retailers gained in the third quarter. Although consumer confidence has not slipped as much as pundits may have thought, off-price stores have benefited from shoppers' penchant to save money.

Overall, energy hindered our third quarter performance, as stock prices started on a downward spiral. The possibility of increased instability in the Middle East leading to potential supply disruptions could not offset the outlook for weaker demand, sending commodity prices much lower at the end of the quarter. We believe the supply side of the price equation will self-correct when producers reduce drilling budgets. For this reason, we have been selectively adding to our holdings. In our view, demand will return with growth in the economy.

We continue to believe in the fallen growth area. Technology companies were hit particularly hard in the third quarter, as the projected return of corporate spending has been pushed out further. Eventually, this spending will return and we are confident that the companies we have been adding to at cheaper prices supply necessary products to the world. And, more importantly, in our view, they can weather the short-term storm with ample cash on their balance sheets.

In retrospect, we were correct in slowly deploying the unusually high cash position we maintained at the end of the second quarter. We believe that while there is still insecurity in the investment community, there is no reason to be handcuffed by it, and we will continue to take advantage of opportunities that arise in these volatile times.

The Fund outperformed both the Russell 2000 Index and the Russell 2000 Value Index for the fourth quarter. This gain capped off a full calendar year of outperformance for the Fund.

This fourth quarter outperformance was primarily a result of using our unusually large cash position to take advantage of the extraordinary price declines that occurred after the market reopened in September. We initiated positions in "fallen growth" stocks in the consumer, financial and energy sectors, which had been particularly hard hit in the third quarter. These sectors recovered sharply during the final three months of the year, which benefited Fund performance.

Energy stocks moved up strongly in the fourth quarter, more likely due to being oversold in the previous quarter than to any dramatic improvement in fundamentals. While most long-term fundamentals for this sector remain bright, we believe energy stocks will continue to trade on short-term commodity prices. We continue to buy this group on weakness.

Historically, small cap companies often lead economic recoveries. Because they generally have smaller foreign exposure and less hidden liabilities, small-cap companies are easier for investors to understand. Furthermore, we believe that while the general market is rather fully priced given the still-uncertain economic and political environment, the value segment is more favorably priced than the growth segment after the late fourth quarter 2001 surge. We will continue to take profits in overvalued situations and selectively invest the proceeds in companies whose potential reward, we believe, outweighs their risk.

PERFORMANCE

Returns for the year ended December 31, 2001 were:

Institutional Class                                                    21.78%
Premier Class                                                          21.53
Retail Class                                                           21.28
S&P 500 Index                                                         -11.88
Russell 2000 Value Index                                               14.03
Russell 2000 Index                                                      2.49

--------------------------------------------------------------------------------
                   GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
                               1/20/00 - 12/31/01


[The following material was represented in the printed material as a line chart]

                Institutional   Premier   Retail   Russell 2000   Russell 2000
                Class           Class     Class    Index          Value Index

1/20/00         10000           10000     10000    10000          10000
3/31/00         10270           10270     10270    10246          10227
6/30/00         10500           10490     10480     9859          10427
9/30/00         11690           11670     11650     9968          11192
12/31/00        12922           12896     12860     9279          12099
3/31/01         13353           13316     13280     8676          12217
6/30/01         15622           15548     15525     9915          13638
9/30/01         12548           12510     12452     7854          11820
12/31/01        15737           15672     15596     9510          13796


-------------------------------------------------------------
                    AVERAGE ANNUAL RETURNS
                      1-Year   Life of Fund   Inception Date
Institutional Class   21.78%      26.23%          1/20/00
Premier Class         21.53%      25.96%          1/20/00
Retail Class          21.28%      25.65%          1/20/00
-------------------------------------------------------------


Small Cap Value/Berger[RegTM] Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The investment return and principal value for each class will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Past performance does not predict future performance and the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions and the redemption of fund shares. The return for each class has been compared with the total return performance of the Russell 2000 Index and the Russell 2000 Value Index. These indices are a group of unmanaged securities widely regarded by investors to be representative, in general, of the small company stock market and the value segment of that market, respectively. An investment cannot be made in either index. Index results do not reflect brokerage charges or other investment expenses.

International Blend/Bank of Ireland Fund

DECEMBER 31, 2001

--------------------------------------------------------------------------------
FUND SUMMARY
--------------------------------------------------------------------------------
OBJECTIVE AND STRATEGY
Seeks long-term capital appreciation by investing principally in common stocks of well-established companies located outside the U.S.

FUND INCEPTION DATE                                                   01/24/2000

TOTAL NET ASSETS                                                    $9.7 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                              78

INVESTMENT MANAGER                                         Bank of Ireland Asset
                                                       Management (U.S.) Limited
--------------------------------------------------------------------------------
FUND PROFILE
DECEMBER 31, 2001
--------------------------------------------------------------------------------

Ten Largest Positions        % of Net Assets
--------------------------------------------
  ING Groep NV                          3.3%
--------------------------------------------
  Glaxosmithkline PLC                    3.2
--------------------------------------------
  Barclays PLC                           3.2
--------------------------------------------
  Vodafone Group PLC                     3.1
--------------------------------------------
  Nestle SA                              3.0
--------------------------------------------
  Total Fina Elf                         3.0
--------------------------------------------
  Lloyds TSB Group PLC                   2.9
--------------------------------------------
  Aventis SA                             2.8
--------------------------------------------
  Swiss Reinsurance                      2.8
--------------------------------------------
  Canon, Inc.                            2.5
--------------------------------------------
Ten Largest Countries        % of Net Assets
--------------------------------------------
  United Kingdom                       26.9%
--------------------------------------------
  Japan                                 13.7
--------------------------------------------
  Netherlands                           13.0
--------------------------------------------
  Switzerland                           11.0
--------------------------------------------
  France                                 7.5
--------------------------------------------
  Germany                                5.3
--------------------------------------------
  Italy                                  3.4
--------------------------------------------
  Belgium                                3.0
--------------------------------------------
  Spain                                  3.0
--------------------------------------------
  Hong Kong                              2.8
--------------------------------------------
Fund Composition             % of Net Assets
--------------------------------------------
  Common stocks                          95%
--------------------------------------------
  Short-term investments                   5
--------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS

Global equity markets began 2001 in much the same fashion as they ended 2000 - in full retreat mode. For the first quarter, of the 23 countries represented in the MSCI World Index, just two - Austria and New Zealand - recorded positive performance in U.S. dollar terms. The first quarter's best-performing market was Austria, where the MSCI Index returned 4.46%. Finland was the quarter's largest loser, with the MSCI Finland Index posting a decline of 41.96%. The Fund underperformed the MSCI Index for the first quarter.

Most developed equity markets recorded negative performance for the second quarter, with just 10 of the 23 countries represented in the MSCI World Index posting positive numbers. Australia was the quarter's best performer, returning 16.19%, while Portugal had the worst showing, with a loss of 15.43%. The Fund outperformed the MSCI Index for the second quarter.

The third quarter was a uniformly negative period for global equity markets, with all 23 markets represented in the MSCI World Index posting declines. Indeed, the quarter was so bad that 18 markets fell by more than 10% over the three months. Finland was the quarter's worst-performing market, as the local MSCI Index dropped by 24.77%, while lowly weighted Portugal led the pack with a decline of just 0.18%. By the end of August, before the tragic events of September 11, equity markets around the world, as measured by the MSCI All Country World Index, had already fallen to levels they had not touched since 1998. In the weeks prior to the terrorist attacks, a succession of economic data indicated that the global economy was experiencing an increasingly rapid downturn.

Through the third quarter, telecommunications-related stocks continued to provide the biggest drag on performance. Other technology-related stocks also negatively impacted the portfolio's performance. Financial stocks were dragged down by the cooling economic climate during the third quarter. Conversely, as might be expected, pharmaceutical stocks weathered the difficult conditions in a relatively positive manner. The defensive nature of the sector attracted investors as the general outlook clouded following the U.S. attacks, offsetting poorer prior performance that reflected a belief that earlier gains by these stocks were overdone. The Fund outperformed the MSCI Index for the third quarter.

The year 2001 ended on a positive note, as global equity markets finally made some progress. Some 21 of the 23 countries that comprise the MSCI World Index posted positive returns for the final quarter of the year. Among developed markets, Japan was the quarter's worst performer, with the MSCI Japan Index declining by 5.93% in U.S. dollar terms. Finland, on the other hand, was the quarter's best performer, with the MSCI Finland Index registering a 48.99% gain for the final three months of the year.

For the full year, however, most markets remained in the red, with 21 of 23 developed markets declining during 2001. Australia and New Zealand were the only two MSCI country indexes to post gains, while the MSCI Finland Index was the year's worst-performing Index, falling by 37.81%.

Turning to the Fund, technology-related stocks led the portfolio upward during the quarter, in line with the movement in equity markets generally. Telecommunications stocks rebounded strongly during the final quarter and, as a group, were among the portfolio's best contributors. Although financial stocks generally underperformed the broader markets during the fourth quarter, a number of the portfolio's financial-related stocks made significant contributions to performance. Pharmaceutical stocks proved to be the biggest drag on the portfolio's performance during the fourth quarter. This group was weak due to some concerns about the strength of their product pipelines. Additionally, in anticipation of an economic recovery, investors switched holdings out of this defensive sector into more economically sensitive areas. The Fund again outperformed the MSCI Index for the fourth quarter.

The global economy will likely spend much of 2002 digging itself out of 2001's recession, with growth set to recover somewhat in the second half of the year. However, the strength of this recovery may not be quite as powerful as capital markets have anticipated, as reflected in the rapid rebound in equity markets and increases in bond yields.

In our opinion, markets will remain volatile as the forecasters agonize over whether we are in recession, recovery or boom. We believe that stocks with dependable top- and bottom-line growth will provide the best returns over the next few years and that the current valuations ascribed to cyclicals are too optimistic. Despite uncertainties about the macroeconomic outlook, there are a number of companies likely to produce good earnings growth and margin expansion independent of the economic cycle. We believe that there are no sectors and/or geographic regions that are obvious winners in the current environment. Consequently, we believe a continued judicious focus on stock selection will drive returns in 2002.

PERFORMANCE

Returns for the year ended December 31, 2001 were:

Institutional Class                                                   -19.85%
Premier Class                                                         -19.98
Retail Class                                                          -20.29
MSCI EAFE (net)                                                       -21.44

--------------------------------------------------------------------------------
                   GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
                               1/24/00 - 12/31/01


[The following material was represented in the printed material as a line chart]

                Institutional   Premier   Retail   MSCI EAFE
                Class           Class     Class    Index - net

1/20/00         10000           10000     10000    10000
3/31/00         10640           10640     10640    10457
6/30/00         10720           10710     10710    10043
9/30/00          9700            9680      9660     9233
12/31/00         9616            9591      9565     8985
3/31/01          8247            8223      8197     7753
6/30/01          8278            8253      8217     7672
9/30/01          7133            7109      7064     6598
12/31/01         7707            7675      7624     7058


--------------------------------------------------------------
                     AVERAGE ANNUAL RETURNS
                      1-Year    Life of Fund   Inception Date
Institutional Class   -19.85%      -12.59%         1/24/00
Premier Class         -19.98%      -12.78%         1/24/00
Retail Class          -20.29%      -13.08%         1/24/00
--------------------------------------------------------------


International Blend/Bank of Ireland Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The investment return and principal value for each class will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Past performance does not predict future performance and the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions and the redemption of fund shares. The return for each class has been compared with the total return performance of the MSCI EAFE Index (net of taxes). This index is a group of unmanaged securities widely regarded by investors to be representative of the international stock market in general. An investment cannot be made in the index. Index results do not reflect brokerage charges or other investment expenses.

TimesSquare Core Plus Bond Fund

DECEMBER 31, 2001

--------------------------------------------------------------------------------
FUND SUMMARY
--------------------------------------------------------------------------------
OBJECTIVE AND STRATEGY
Seeks a high level of total return by investing principally in fixed income securities.

FUND INCEPTION DATE                                                 12/31/1999 -
                                                             Institutional Class
                                                                    01/21/2000 -
                                                      Premier and Retail Classes

TOTAL NET ASSETS                                                   $91.9 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                             134

INVESTMENT MANAGER                                           TimesSquare Capital
                                                                Management, Inc.
--------------------------------------------------------------------------------
FUND PROFILE
DECEMBER 31, 2001
--------------------------------------------------------------------------------

Ten Largest Positions                     % of Net Assets
---------------------------------------------------------
  Fannie Mae                                        30.5%
---------------------------------------------------------
  Freddie Mac                                         7.5
---------------------------------------------------------
  U.S. Treasury                                       2.6
---------------------------------------------------------
  Ford Motor Credit Co.                               2.0
---------------------------------------------------------
  Worldcom, Inc.                                      1.8
---------------------------------------------------------
  Lockheed Martin Corp.                               1.7
---------------------------------------------------------
  Prudential Insurance Co. of America                 1.6
---------------------------------------------------------
  Time Warner                                         1.4
---------------------------------------------------------
  Qwest Cap Funding, Inc.                             1.4
---------------------------------------------------------
  First Energy Corp.                                  1.2
---------------------------------------------------------
  Citigroup                                           1.2
---------------------------------------------------------
Ten Largest Sectors                       % of Net Assets
---------------------------------------------------------
  U.S. Government & Agencies                        40.6%
---------------------------------------------------------
  Financial                                          12.5
---------------------------------------------------------
  Entertainment & Communications                     12.2
---------------------------------------------------------
  Industrial                                          4.8
---------------------------------------------------------
  Structured Securities                               4.5
---------------------------------------------------------
  Foreign Government                                  3.8
---------------------------------------------------------
  Oil and Gas                                         2.8
---------------------------------------------------------
  Utilities                                           2.8
---------------------------------------------------------
  Transportation                                      1.9
---------------------------------------------------------
  Consumer & Retail                                   1.5
---------------------------------------------------------
Fund Composition                          % of Net Assets
---------------------------------------------------------
  Bonds & notes                                       86%
---------------------------------------------------------
  Preferred stock                                       2
---------------------------------------------------------
  Short-term investments                               42
---------------------------------------------------------
  Other net liabilities                              (30)
---------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS

The first quarter started with very strong fixed income performance. The leading sectors for the period were domestic high yield bonds, followed by investment-grade corporate bonds and asset-backed securities. The total return of the Lehman Brothers High Yield Bond Index was 6.36%, while the Lehman Brothers U.S. Credit Index returned 4.27% for the period.

Factors which led to the strong first quarter bond market performance included: aggressive monetary easing by the Federal Reserve (Fed) of 150 basis points, a steeper U.S. Treasury yield curve, increased trading volume, and some reversal of market risk aversion.

The Fund's returns for the first quarter (Institutional Class, 3.42%; Premier Class, 3.32%; and Retail Class, 3.22%) exceeded the Lehman Brothers Aggregate Bond Index (Benchmark) return of 3.03%. This outperformance is attributed to the Fund's approximately 5% increase in exposure to corporate bonds.

During the second quarter, all financial markets were marked by increased volatility, highlighted by the Fed's three additional interest rate cuts and the tightening of fixed income credit spreads early in the quarter, which subsequently widened again in June, especially in the lower credit quality sectors. Corporate bonds, as measured by the Lehman Brothers Corporate Bond Index, produced a return of 1.12% for the quarter. According to Lehman Brothers, the first half of 2001 ranked as the best "annual" excess return period since tracking began in 1989, surpassing the 1991 record.

The Fund posted net total returns for the second quarter (Institutional Class, 0.77%; Premier Class, 0.67%; and Retail Class, 0.67%) which again exceeded the 0.56% return of the Benchmark. The majority of the Fund's positive performance was attributed to our approximate 20% overweight position in the corporate bond sector.

During the third quarter, weakening business conditions, the further decline in corporate profits, and the enormous uncertainties surrounding the unprecedented events of September 11 caused investors to become highly risk averse. As expected, investors fled from all risk assets and, in a classic "flight to quality," stampeded into money market funds and short- and intermediate-term U.S. Treasury securities.

Investment-grade corporate bonds, as measured by the Lehman Brothers U.S. Credit Index, posted an absolute return of 3.83% and a negative excess return of approximately 1.84% for the third quarter, underperforming all other major investment-grade fixed income classes on an absolute and duration-adjusted basis. According to Lehman Brothers, September was the second-worst month of negative excess returns since records of this type were first tracked.

High yield bonds, after a stellar performance in July and August when the Lehman Brothers High Yield Bond Index gained 1.47% and 1.18%, respectively, declined a whopping 6.72% in September. This sudden reversal brought third quarter performance to a -4.23%, one of the largest declines on record.

Fund net returns for the third quarter (Institutional Class, 2.90%; Premier Class, 2.80%; and Retail Class, 2.81%) underperformed the 4.61% return for the Benchmark.

The main drivers of the Fund's underperformance were an underweight position in U.S. Treasury and Agency securities and an overweight in investment-grade corporate bonds and high yield bonds.

In a volatile fourth quarter environment, the Fund's net returns (Institutional Class, 1.46%; Premier Class, 1.24%; and Retail Class, 1.28%) exceeded the Benchmark return of 0.05%.

The main drivers of this strong fourth quarter performance were our overweights in spread product, primarily corporate and high yield bonds, as these sectors rebounded sharply since September.

During the fourth quarter, we modestly reduced our exposure to corporate bonds, as certain issues performed better and sooner than expected. However, we still maintained a significant overweight. We also continued our strategy of altering our overall sector and credit distribution. While we have been relatively defensive for quite some time, we felt it was appropriate to slightly increase our spread return potential by increasing exposure to BBB rated securities and reducing our exposure to higher quality corporates.

Our allocation to high yield has remained relatively low from a historical perspective, and we continue to maintain individual security weights of less than 0.50%. During the quarter, we also maintained our exposure to a high yield total return swap. In November, as high yield spreads tightened dramatically, this strategy contributed to the Fund's overall performance, while dampening individual high yield security risk.

PERFORMANCE

Returns for the year ended December 31, 2001 were:

Institutional Class                                                     8.80%
Premier Class                                                           8.36
Retail Class                                                            8.20
Lehman Brothers Aggregate Bond Index                                    8.44

--------------------------------------------------------------------------------
                   GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
                               Institutional Class
                               12/31/99 - 12/31/01


[The following material was represented in the printed material as a line chart]

                Institutional   Lehman Brothers
                Class           Aggregate Bond Index

12/31/99        10000           10000
3/31/00         10170           10221
6/30/00         10302           10399
9/30/00         10597           10712
12/31/00        10993           11163
3/31/01         11368           11501
6/30/01         11456           11566
9/30/01         11788           12100
12/31/01        11960           12105


-------------------------------------------------------------
                    AVERAGE ANNUAL RETURNS
                      1-Year   Life of Fund   Inception Date
Institutional Class    8.80%       9.36%         12/31/99
-------------------------------------------------------------


--------------------------------------------------------------------------------
                   GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
                           Premier and Retail Classes
                               1/21/00 - 12/31/01


[The following material was represented in the printed material as a line chart]

                Premier   Retail   Lehman Brothers
                Class     Class    Aggregate Bond Index

1/21/00         10000     10000    10000
3/31/00         10200     10190     9932
6/30/00         10312     10312    10105
9/30/00         10607     10597    10410
12/31/00        10992     10979    10847
3/31/01         11357     11333    11177
6/30/01         11433     11409    11240
9/30/01         11754     11729    11758
12/31/01        11912     11879    11763


-------------------------------------------------------
                 AVERAGE ANNUAL RETURNS
                1-Year   Life of Fund   Inception Date
Premier Class    8.36%       9.42%          1/21/00
Retail Class     8.20%       9.26%          1/21/00
-------------------------------------------------------


TimesSquare Core Plus Bond Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The investment return and principal value for each class will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Past performance does not predict future performance and the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions and the redemption of fund shares. The return for each class has been compared with the total return performance of the Lehman Brothers Aggregate Bond Index. This index is a group of unmanaged securities widely regarded by investors to be representative of the bond market in general. An investment cannot be made in the index. Index results do not reflect brokerage charges or other investment expenses.

Balanced Fund (sub-advised by Wellington Management)

INVESTMENTS IN SECURITIES
December 31, 2001

                                                        PRINCIPAL    VALUE
                                                            (000)    (000)
--------------------------------------------------------------------------
BONDS-37.1%
CONSUMER PRODUCTS-1.0%
  Conagra Foods, Inc., 6.75%, 2011                           $ 30   $   31
  PepsiCo, Inc., 5.75%, 2008                                   75       76
  Tyson Foods, Inc., 8.25%, 2011
    (144A security acquired Dec. 2001 for $26) (b)             25       26
                                                                    ------
                                                                       133
                                                                    ------
ENTERTAINMENT & COMMUNICATIONS-2.5%
  AT&T Corp., 8.00%, 2031
    (144A security acquired Nov. 2001 for $20) (b)             20       21
  AT&T Wireless Services, Inc., 8.75%, 2031                    25       28
  British Telecommunications,
    8.63% (coupon change based on rating), 2010                25       28
  Cingular Wireless LLC, 7.13%, 2031
    (144A security acquired Dec. 2001 for $20) (b)             20       20
  Cox Communications, Inc., 7.50%, 2004                        40       42
  Dominion Resort, Inc., 8.13%, 2010                           45       49
  France Telecom SA, 7.75%, 2011
    (144A security acquired Oct. 2001 for $27) (b)             25       27
  Liberty Media Corp., 7.75%, 2009                             15       15
  Sprint Capital Corp., 6.13%, 2008                            50       49
  Time Warner, Inc., 7.25%, 2017                               25       26
  Worldcom, Inc., 8.00%, 2006                                  20       21
                                                                    ------
                                                                       326
                                                                    ------
FINANCIAL-9.3%
  American Express Credit Corp., 7.20%, 2007                   50       54
  Associates Corp. of North America, 6.63%, 2005               65       68
  Bank of America Corp., 5.88%, 2009                           50       49
  Bank One Corp., 6.50%, 2006                                  75       78
  Bayerische Landesbank, 5.88%, 2008                           50       50
  Boeing Capital Corp., 6.10%, 2011                            55       53
  Discover Card Master Trust, Inc., 5.60%, 2006                50       52
  General Motors Acceptance Corp., 7.75%, 2010                 50       52
  Goldman Sachs Group, Inc., 7.63%, 2005                       50       54
  Honda Auto Receivables Owner Trust, 5.36%, 2004              50       51
  Household Finance Corp., 5.88%, 2009                         50       47
  International Lease Financing Co., 5.75%, 2006               50       49
  LB-UBS Commercial Mtg. Trust, 6.13%, 2030                   100       99
  Morgan Stanley, Dean Witter, Discover & Co.,
    7.75%, 2005                                                50       54
    6.39%, 2033                                               100      101
  National Australia Bank Ltd., 8.60%, 2010                    50       57
  Nationwide Financial Services, Inc., 6.25%, 2011             20       20
  Nomura Asset Securities Corp., 6.59%, 2030                  100      104
  U.S. West Capital Funding, Inc., 6.88%, 2028                 30       26
  Wells Fargo & Co., 6.63%, 2004                               75       79
                                                                    ------
                                                                     1,197
                                                                    ------

                                                        PRINCIPAL    VALUE
                                                            (000)    (000)
--------------------------------------------------------------------------
INSURANCE-0.8%
  Liberty Mutual Insurance Co., 7.70%, 2097
    (144A security acquired Dec. 2001 for $23) (b)           $ 30   $   23
  Metlife, Inc., 6.13%, 2011                                   55       55
  Torchmark Corp., 6.25%, 2006                                 20       20
                                                                    ------
                                                                        98
                                                                    ------
MANUFACTURING-1.5%
  BMW Vehicle Owner Trust, 4.70%, 2005                         50       51
  Ford Motor Co., 6.50%, 2018                                  45       38
  Raytheon Co., 6.50%, 2005                                    30       31
  Tyco International Group S A, 6.13%, 2009                    75       74
                                                                    ------
                                                                       194
                                                                    ------
OIL & GAS-0.9%
  Atlantic Richfield Co., 5.90%, 2009                          75       75
  Conoco, Inc., 6.95%, 2029                                    40       41
                                                                    ------
                                                                       116
                                                                    ------
RETAIL-1.6%
  Federated Dept. Stores, Inc., 7.00%, 2028                    20       19
  Lowes Companies, Inc., 6.50%, 2029                           25       24
  Target Corp., 7.50%, 2005                                    75       80
  Wal-Mart Stores, Inc., 6.55%, 2004                           75       80
                                                                    ------
                                                                       203
                                                                    ------
U.S. GOVERNMENT AGENCY OBLIGATIONS-16.2%
  Freddie Mac,
    6.50%, 2009                                               183      188
    6.00%, 2029                                                14       14
  Fannie Mae,
    5.25%, 2009                                               100       99
    5.89%, 2011                                               100       99
    7.00%, 2015                                                64       67
    7.00%, 2016                                                93       96
    7.50%, 2029                                                61       63
    7.50%, 2041                                                92       96
    TBA, 6.00%, 2031 (c)                                       50       49
  Ginnie Mae,
    7.00%, 2026                                               478      491
    6.00%, 2028                                                56       55
    7.00%, 2028                                               305      312
    7.50%, 2030                                                18       19
    8.00%, 2030                                                57       60
    7.50%, 2031                                               348      360
    8.00%, 2031                                                22       23
                                                                    ------
                                                                     2,091
                                                                    ------


The Notes to Financial Statements are an integral part of these statements.   23

Balanced Fund (sub-advised by Wellington Management)

INVESTMENTS IN SECURITIES continued
December 31, 2001

                                                PRINCIPAL    VALUE
                                                    (000)    (000)
------------------------------------------------------------------
BONDS continued
U.S. TREASURY OBLIGATIONS-3.1%
  U.S. Treasury Bonds,
    7.25%, 2022                                   $    70   $   82
    7.63%, 2025                                        30       37
    6.00%, 2026                                        75       77
    5.25%, 2028                                        35       33
  U.S. Treasury Notes,
    5.88%, 2002                                        65       67
    3.50%, 2011                                        98       98
                                                            ------
                                                               394
                                                            ------
UTILITIES-0.2%
  Progress Energy, Inc., 7.10%, 2011                   25       26
                                                            ------
TOTAL BONDS
  (Cost $4,700)                                              4,778
                                                            ------

                                                NUMBER OF
                                                   SHARES
                                                ---------

COMMON STOCKS-60.3%
CONSUMER PRODUCTS-6.5%
  Alcoa, Inc.                                       7,800      277
  Kellogg Co.                                       2,500       75
  Kimberly-Clark Corp.                              4,700      281
  Motorola, Inc.                                    8,800      132
  PepsiCo, Inc.                                     1,500       73
                                                            ------
                                                               838
                                                            ------
DIVERSIFIED-0.8%
  Aramark Corp. (a)                                   300        8
  du Pont (E.I.) de Nemours & Co.                   2,300       98
                                                            ------
                                                               106
                                                            ------
ELECTRONICS-1.1%
  Hewlett-Packard Co.                               7,000      144
                                                            ------
ENTERTAINMENT & COMMUNICATIONS-8.5%
  Adelphia Communications Corp.                     6,400      200
  AT&T Corp.                                        2,100       38
  AT&T Wireless Services, Inc. (a)                  1,070       15
  BellSouth Corp.                                   4,300      164
  Comcast Corp.                                     3,900      140
  Gannett Co., Inc.                                   800       54
  Liberty Media Corp. (a)                           8,500      119
  Qwest Communications International, Inc. (a)      4,300       61
  Sprint Corp.                                      4,200       84
  Verizon Communications, Inc.                      1,164       55
  Worldcom, Inc. (a)                               11,350      160
                                                            ------
                                                             1,090
                                                            ------

                                             NUMBER OF   VALUE
                                                SHARES   (000)
--------------------------------------------------------------
FINANCIAL-13.5%
  Bank of America Corp.                          1,500  $   94
  Citigroup, Inc.                                7,240     366
  Fannie Mae                                       800      64
  Goldman Sachs Group, Inc.                      1,200     111
  Morgan (J.P.) Chase & Co.                      2,650      96
  National City Corp.                            6,600     193
  PNC Financial Services Group, Inc.             1,500      84
  StanCorp Financial Group, Inc.                 1,700      80
  The Hartford Financial Services Group, Inc.    5,100     321
  Washington Mutual, Inc.                        6,600     216
  Wells Fargo & Co.                              2,700     117
                                                        ------
                                                         1,742
                                                        ------
INSURANCE-2.2%
  American International Group, Inc.             1,008      80
  Chubb Corp.                                    1,000      69
  Marsh & McLennan Companies, Inc.               1,200     129
                                                        ------
                                                           278
                                                        ------
MANUFACTURING-3.5%
  Caterpillar, Inc.                              4,000     209
  Engelhard Corp.                                  300       8
  Illinois Tool Works, Inc.                        900      61
  Rockwell International Corp.                   1,100      20
  The Stanley Works                              3,200     149
                                                        ------
                                                           447
                                                        ------
MEDICAL-4.1%
  Abbott Laboratories                            1,600      89
  Beckman Coulter, Inc.                            800      35
  Oxford Health Plans, Inc.                      3,000      90
  Pharmacia Corp.                                3,800     162
  Schering-Plough Corp.                          1,900      68
  Tenet Healthcare Corp.                         1,400      82
                                                        ------
                                                           526
                                                        ------
OIL & GAS-6.1%
  Ashland, Inc.                                  2,200     101
  Exxon Mobil Corp.                              9,100     358
  GlobalSantaFe Corp.                            3,200      91
  National Fuel Gas Co.                          3,200      79
  Petroleo Brasileiro S.A.                       3,900      87
  Shell Transport & Trading Co.                  1,800      75
                                                        ------
                                                           791
                                                        ------
REAL ESTATE-0.6%
  Archstone Smith Trust                           3100      82
                                                        ------


24   The Notes to Financial Statements are an integral part of these statements.

Balanced Fund (sub-advised by Wellington Management)

INVESTMENTS IN SECURITIES continued
December 31, 2001

                                                 NUMBER OF      VALUE
                                                    SHARES      (000)
---------------------------------------------------------------------
COMMON STOCKS continued
RETAIL-4.5%
  CVS Corp.                                          3,200    $    95
  Dollar General Corp.                               6,200         92
  Family Dollar Stores, Inc.                         5,500        165
  May Department Stores Co.                          2,100         78
  Nike, Inc.                                         2,700        152
                                                              -------
                                                                  582
                                                              -------
SERVICE-1.3%
  KPMG Consulting, Inc. (a)                          3,700         61
  Republic Services, Inc. (a)                        5,000        100
                                                              -------
                                                                  161
                                                              -------
TECHNOLOGY-2.5%
  Agere Sytems, Inc.                                 5,700         33
  Axcelis Technologies, Inc. (a)                     2,700         35
  Dell Computer Corp. (a)                            6,200        169
  Teradyne, Inc. (a)                                 3,000         90
                                                              -------
                                                                  327
                                                              -------
TRANSPORTATION-0.7%
  Canadian National Railway Co.                      1,900         92
                                                              -------
UTILITIES-4.4%
  Emerson Electric Co.                               1,400         80
  Exelon Corp.                                       1,300         62
  FirstEnergy Corp.                                  1,800         63
  Pinnacle West Capital Corp.                        1,600         67
  Progress Energy, Inc.                              2,000         90
  Rowan Companies, Inc.                              2,600         50
  Scana Corp.                                        2,500         70
  Southern Co.                                       3,300         84
                                                              -------
                                                                  566
                                                              -------
TOTAL COMMON STOCKS
  (Cost $7,489)                                                 7,772
                                                              -------
SHORT-TERM OBLIGATION-2.0%
MONEY MARKET FUND
  CIGNA Funds Group - Money Market Fund
    (Cost $263)                                    263,452        263
                                                              -------
TOTAL INVESTMENTS IN SECURITIES-99.4%
  (Total Cost $12,452) (d)                                     12,813
  Cash and Other Assets Less Liabilities - 0.6%                    81
                                                              -------
NET ASSETS-100.0%                                             $12,894
                                                              =======

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES

 (a) Non-income producing security.

 (b) Indicates restricted security; the aggregate value of restricted securities is $117,247 (aggregate cost $116,662), which is approximately 0.9% of net assets. Valuations have been furnished by brokers trading in the securities or a pricing service for all restricted securities

 (c) TBA (to be announced) refers to securities that are bought and sold for future settlement. Approximately $48,891 has been segregated to cover obligations arising under TBA purchases.

 Tax Information

 (d) At December 31, 2001, the net unrealized depreciation of investments, based on cost for federal income tax purposes of $12,469,121, was as follows:

 Aggregate gross unrealized appreciation for all investments
 in which there was an excess of value over tax cost                        $ 826,851

 Aggregate gross unrealized depreciation for all investments
 in which there was an excess of tax cost over value                         (482,330)
                                                                            ---------
 Unrealized appreciation - net                                              $ 344,521
                                                                            =========

 (e) As of December 31, 2001, the components of distributable earnings
 (excluding unrealized appreciation/(depreciation) disclosed above) on a tax basis consisted of the following:

 Undistributed ordinary income                                              $  41,662

 Capital loss carryforward
  expiring 2009                                                             $(826,204)


The Notes to Financial Statements are an integral part of these statements.   25

Large Cap Growth/Morgan Stanley Fund

INVESTMENTS IN SECURITIES
December 31, 2001

                                            NUMBER OF   VALUE
                                               SHARES   (000)
-------------------------------------------------------------
COMMON STOCKS-98.0%
AEROSPACE & DEFENSE-3.1%
  Alliant Techsystems, Inc.                       650  $   50
  General Dynamics Corp.                        2,550     203
  Raytheon Co.                                  2,175      71
                                                       ------
                                                          324
                                                       ------
BIOTECHNOLOGY-2.9%
  Amgen, Inc. (a)                               1,875     106
  Celgene Corp. (a)                               650      21
  Gilead Sciences, Inc.                           800      53
  IDEC Pharmaceuticals Corp.                    1,000      69
  Invitrogen Corp. (a)                            450      28
  MedImmune, Inc.                                 600      28
                                                       ------
                                                          305
                                                       ------
COMMUNICATIONS-4.1%
  AT&T Wireless Services, Inc.                  1,800      26
  Brocade Communications Systems, Inc.            675      22
  Motorola, Inc.                                1,750      26
  Qualcomm, Inc.                                1,375      70
  SBC Communications, Inc.                      2,850     112
  Sprint Corp. (PCS Group)                      2,625      64
  Verizon Communications, Inc. (a)              1,716      81
  WorldCom, Inc. (a)                            2,125      30
                                                       ------
                                                          431
                                                       ------
COMPUTERS & PERIPHERALS-4.5%
  Dell Computer Corp.                           4,725     128
  EMC Corp.                                     2,575      35
  International Business Machines Corp.         1,975     239
  Sun Microsystems, Inc.                        5,100      63
                                                       ------
                                                          465
                                                       ------
CONSUMER PRODUCTS-2.2%
  Colgate-Palmolive Co.                         1,200      69
  Philip Morris Companies, Inc.                 2,050      94
  Procter & Gamble Co.                            850      67
                                                       ------
                                                          230
                                                       ------
DIVERSIFIED-12.3%
  General Electric Co.                         12,200     489
  Tyco International Ltd.                      13,475     794
                                                       ------
                                                        1,283
                                                       ------
ENERGY-1.0%
  Anadarko Petroleum Corp.                        775      44
  Baker Hughes, Inc.                            1,625      59
                                                       ------
                                                          103
                                                       ------

                                            NUMBER OF   VALUE
                                               SHARES   (000)
-------------------------------------------------------------
FINANCIALS-9.9%
  Bank of New York Co., Inc.                    1,050  $   43
  Capital One Financial Corp.                     950      51
  Citigroup, Inc.                               6,341     320
  Fifth Third Bancorp                           1,700     104
  Freddie Mac                                   6,275     410
  Goldman Sachs Group, Inc.                     1,100     102
                                                       ------
                                                        1,030
                                                       ------
FOOD & BEVERAGES-6.1%
  Anheuser-Busch Cos., Inc.                     4,475     202
  Coca-Cola (The) Co.                           1,000      47
  Kraft Foods, Inc., Class A                    4,725     161
  PepsiCo, Inc.                                 4,535     221
                                                       ------
                                                          631
                                                       ------
HEALTH CARE-6.2%
  AmerisourceBergen Corp.                         850      54
  Applera Corp., (Applied Biosystems Group)       400      16
  Baxter International, Inc.                      950      51
  Cardinal Health, Inc.                           425      28
  HCA, Inc.                                     3,175     122
  Laboratory Corp. of America Holdings (a)      2,275     184
  Medtronic, Inc.                               2,275     117
  Quest Diagnostics, Inc. (a)                     950      68
                                                       ------
                                                          640
                                                       ------
HOTELS, RESTAURANTS & LEISURE-0.4%
  International Game Technology                   625      43
                                                       ------
INSURANCE-2.1%
  American International Group, Inc.            2,725     216
                                                       ------
MEDIA-3.8%
  AOL Time Warner, Inc.                         5,850     188
  Liberty Media Corp., Ser. A                  10,175     142
  Viacom, Inc., Class B                         1,450      64
                                                       ------
                                                          394
                                                       ------
RETAIL-8.2%
  BJ's Wholesale Club, Inc. (a)                 1,400      62
  Costco Wholesale Corp. (a)                    1,975      88
  Dollar Tree Stores, Inc.                        950      29
  Home Depot, Inc.                              5,950     304
  Limited (The), Inc.                           1,575      23
  Safeway, Inc.                                 1,775      74
  Tiffany & Co.                                   850      27
  TJX (The) Companies, Inc.                       500      20


26   The Notes to Financial Statements are an integral part of these statements.

Large Cap Growth/Morgan Stanley Fund

INVESTMENTS IN SECURITIES continued
December 31, 2001

                                                           NUMBER OF              VALUE
                                                              SHARES              (000)
---------------------------------------------------------------------------------------
COMMON STOCKS continued
RETAIL continued
  Walgreen Co.                                                   850        $        29
  Wal-Mart Stores, Inc.                                        3,375                194
                                                                            -----------
                                                                                    850
                                                                            -----------
SERVICES-1.7%
  Concord EFS, Inc.                                            2,525                 83
  First Data Corp.                                               975                 77
  Weight Watchers International, Inc.                            600                 20
                                                                            -----------
                                                                                    180
                                                                            -----------
TECHNOLOGY-15.8%
  Affiliated Computer Services, Inc. Class A                     300                 32
  Altera Corp. (a)                                             1,625                 35
  Analog Devices, Inc. (a)                                     1,000                 44
  Applied Materials, Inc. (a)                                    950                 38
  Cisco Systems, Inc. (a)                                     12,275                222
  Intel Corp.                                                 12,250                385
  Intuit, Inc.                                                 1,950                 83
  Microsoft Corp.                                              6,650                441
  Oracle Corp. (a)                                             7,400                102
  PeopleSoft, Inc.                                             1,450                 58
  Texas Instruments, Inc.                                      4,300                120
  VeriSign, Inc. (a)                                             200                  8
  Veritas Software Corp.                                       1,114                 50
  Xilinx, Inc.                                                   725                 28
                                                                            -----------
                                                                                  1,646
                                                                            -----------
PHARMACEUTICALS-13.7%
  Abbott Laboratories                                          1,400                 78
  American Home Products Corp.                                 3,925                241
  Bristol-Myers Squibb Co.                                     1,950                 99
  Lilly (Eli) and Co.                                            700                 55
  Johnson & Johnson                                            3,225                191
  Merck & Co., Inc.                                            2,825                166
  Pfizer, Inc.                                                12,600                502
  Pharmacia Corp.                                              1,835                 78
  Schering-Plough Corp.                                          625                 22
                                                                            -----------
                                                                                  1,432
                                                                            -----------

                                                           NUMBER OF              VALUE
                                                              SHARES              (000)
---------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $10,278)                                                            $    10,203
                                                                            -----------
SHORT-TERM OBLIGATION-2.5%
Money Market Fund
  CIGNA Funds Group - Money Market Fund
    (Cost $262)                                              262,111                262
                                                                            -----------
TOTAL INVESTMENTS IN SECURITIES-100.5%
  (Total Cost $10,540) (b)                                                       10,465
  Liabilities in excess of Cash and Other Assets - (0.5)%                           (48)
                                                                            -----------
NET ASSETS-100.0%                                                           $    10,417
                                                                            ===========

NOTES TO INVESTMENTS IN SECURITIES

 (a) Non-income producing security.

 Tax Information

 (b) At December 31, 2001, the net unrealized depreciation of investments, based on cost for federal income tax purposes of $11,239,846, was as follows:

 Aggregate gross unrealized appreciation for all investments
 in which there was an excess of value over tax cost                        $   569,959

 Aggregate gross unrealized depreciation for all investments
 in which there was an excess of tax cost over value                         (1,345,038)
                                                                            -----------
 Unrealized depreciation - net                                              $  (775,079)
                                                                            ===========

 (c) As of December 31, 2001, the components of distributable earnings
 (excluding unrealized appreciation/(depreciation) disclosed above) on a tax basis consisted of the following:

 Undistributed ordinary income                                              $         0

 Capital loss carryforward
  expiring 2008                                                             $  (387,542)
  expiring 2009                                                             $(1,807,002)
                                                                            -----------
                                                                            $(2,194,544)
                                                                            -----------


The Notes to Financial Statements are an integral part of these statements.   27

Large Cap Value/John A. Levin & Co. Fund

INVESTMENTS IN SECURITIES
December 31, 2001

                                                    NUMBER OF    VALUE
                                                       SHARES    (000)
----------------------------------------------------------------------
PREFERRED STOCKS-1.5%
COMMUNICATIONS-0.4%
  Crown Castle International Corp., 6.25%               2,500   $   65
                                                                ------
RETAIL-1.1%
  Kmart Financing, 7.75%                                5,800      168
                                                                ------
TOTAL PREFERRED STOCKS
  (Cost $340)                                                      233
                                                                ------
COMMON STOCKS-85.3%
AUTOMOBILE-1.3%
  General Motors Corp.                                 13,400      207
                                                                ------
COMMUNICATIONS-5.9%
  BellSouth Corp.                                       9,500      362
  Pegasus Communications Corp., Class A (a)             2,800       29
  Sprint Corp. (PCS Group)                             13,000      317
  Verizon Communications, Inc. (a)                      4,800      228
                                                                ------
                                                                   936
                                                                ------
COMPUTERS-8.1%
  Automatic Data Processing Corp.                       3,800      224
  First Data Corp.                                      2,000      157
  Hewlett-Packard Co.                                  12,400      255
  International Business Machines Corp.                 2,100      254
  KPMG Consulting, Inc. (a)                            24,000      398
                                                                ------
                                                                 1,288
                                                                ------
CONSUMER PRODUCTS-6.3%
  Anheuser Busch Companies, Inc.                        4,900      222
  Archer-Daniels-Midland Co.                            9,900      142
  Coca-Cola Co.                                         3,400      160
  Heinz (H.J.) Co.                                      5,300      218
  Sara Lee Corp.                                       11,900      264
                                                                ------
                                                                 1,006
                                                                ------
DIVERSIFIED-6.3%
  Accenture Ltd.                                       10,800      291
  du Pont (E.I) De Nemours & Co.                        6,500      276
  General Electric Co.                                 11,100      445
                                                                ------
                                                                 1,012
                                                                ------
ELECTRONICS-4.8%
  Koninklijke (Royal) Philips Electronics Corp. ADR    11,896      346
  Raytheon Co                                           4,900      159
  Rockwell Collins, Inc.                                2,400       47
  Texas Instruments, Inc.                               7,900      221
                                                                ------
                                                                   773
                                                                ------
ENTERTAINMENT- 0.9%
  Disney (Walt) Co.                                     7,500      155
                                                                ------

                                                    NUMBER OF    VALUE
                                                       SHARES    (000)
----------------------------------------------------------------------
FINANCIAL-19.8%
  Ace Ltd.                                              9,100  $   365
  Aetna, Inc.                                           9,400      310
  American Express Co.                                  5,500      196
  Aon Corp.                                            13,100      465
  Bank of New York, Inc.                                8,200      335
  FleetBoston Financial Corp.                           5,100      186
  Principal Financial Group, Inc.                       1,900       47
  Prudential Financial, Inc.                            5,100      169
  US Bancorp                                            9,091      190
  UnumProvident Corp.                                  14,900      395
  Washington Mutual, Inc.                               5,000      164
  XL Capital Ltd., Class A                              3,700      338
                                                               -------
                                                                 3,160
                                                               -------
MANUFACTURING -9.9%
  Black & Decker Corp.                                  4,400      166
  Deere & Co.                                           5,100      223
  Honeywell International, Inc.                         4,800      162
  Monsanto Co.                                          4,800      162
  Reliant Resources, Inc. (a)                          15,000      248
  TRW, Inc.                                             1,200       44
  Textron, Inc.                                         4,400      182
  Tyco International Ltd.                               6,600      389
                                                               -------
                                                                 1,576
                                                               -------
MEDIA-1.5%
  Tribune Co.                                           6,400      240
                                                               -------
MEDICAL-5.5%
  American Home Products Corp.                          2,300      141
  Johnson & Johnson                                     3,600      213
  Lilly (Eli) & Co.                                     2,700      212
  Pharmacia Corp.                                       7,400      316
                                                               -------
                                                                   882
                                                               -------
OIL & GAS-13.3%
  Burlington Resources, Inc.,                           7,400      278
  ChevronTexaco Corp.                                   1,800      161
  Conoco, Inc.                                          9,500      269
  Constellation Energy Group, Inc.                     12,600      335
  El Paso Corp.                                        13,400      598
  Schlumberger Ltd.                                     4,300      236
  Unocal Corp.                                          6,700      242
                                                               -------
                                                                 2,119
                                                               -------
RETAIL-1.7%
  McDonald's Corp.                                     10,700      283
                                                               -------
TOTAL COMMON STOCKS
  (Cost $13,500)                                                13,637
                                                               -------


28   The Notes to Financial Statements are an integral part of these statements.

Large Cap Value/John A. Levin & Co. Fund

INVESTMENTS IN SECURITIES continued
December 31, 2001

                                                            NUMBER OF            VALUE
                                                               SHARES            (000)
--------------------------------------------------------------------------------------
SHORT-TERM OBLIGATION-13.3%
MONEY MARKET FUND
  CIGNA Funds Group - Money Market Fund
    (Cost $2,120)                                           2,120,213       $    2,120
                                                                            ----------
TOTAL INVESTMENTS IN SECURITIES-100.1%
  (Total Cost $15,960) (b)                                                      15,990
  Liabilities in excess of Cash and Other Assets - (0.1%)                          (12)
                                                                            ----------
NET ASSETS-100.0%                                                              $15,978
                                                                            ==========

NOTES TO INVESTMENTS IN SECURITIES

 (a) Non-income producing security.

 Tax Information

 (b) At December 31, 2001, the net unrealized depreciation of investments, based on cost for federal income tax purposes of $16,006,173, was as follows:

 Aggregate gross unrealized appreciation for all investments
 in which there was an excess of value over tax cost                        $1,325,169

 Aggregate gross unrealized depreciation for all investments
 in which there was an excess of tax cost over value                        (1,341,447)
                                                                            ----------
 Unrealized depreciation - net                                              $  (16,278)
                                                                            ==========

 (c) As of December 31, 2001, the components of distributable earnings
 (excluding unrealized appreciation/(depreciation) disclosed above) on a tax basis consisted of the following:

 Undistributed ordinary income                                              $  126,526

 Capital loss carryforward
  expiring 2009                                                             $  (56,200)


The Notes to Financial Statements are an integral part of these statements.   29

S&P 500[RegTM] Index Fund

INVESTMENTS IN SECURITIES
December 31, 2001

                                              NUMBER OF     VALUE
                                                 SHARES     (000)
-----------------------------------------------------------------
COMMON STOCKS-83.2%
  General Electric Co.                          139,500    $5,591
  Microsoft Corp.                                75,700     5,015
  Exxon Mobil Corp.                              96,094     3,776
  Citigroup, Inc.                                72,289     3,649
  Wal-Mart Stores, Inc.                          62,600     3,603
  Pfizer, Inc.                                   88,400     3,523
  Intel Corp.                                    94,400     2,969
  International Business Machines Corp.          24,200     2,927
  American International Group, Inc.             36,671     2,912
  Johnson & Johnson                              43,134     2,549
  AOL Time Warner, Inc.                          62,200     1,997
  Merck & Co., Inc.                              32,000     1,882
  Cisco Systems, Inc. (a)                       103,100     1,867
  SBC Communications, Inc.                       47,306     1,853
  Verizon Communications, Inc. (a)               38,128     1,810
  Home Depot, Inc.                               32,900     1,678
  Tyco International Ltd.                        28,071     1,653
  Coca-Cola Co.                                  34,900     1,646
  Royal Dutch Petroleum Co.                      29,800     1,461
  Procter & Gamble Co.                           18,200     1,440
  Philip Morris Cos., Inc.                       30,400     1,394
  Bank of America Corp.                          22,116     1,392
  Bristol-Myers Squibb Co.                       27,200     1,387
  ChevronTexaco Corp.                            15,029     1,347
  Eli Lilly and Co.                              15,800     1,241
  Abbott Laboratories                            21,800     1,215
  PepsiCo, Inc.                                  24,570     1,196
  American Home Products Corp.                   18,500     1,135
  Fannie Mae                                     14,000     1,113
  Viacom, Inc.                                   24,988     1,104
  Oracle Corp. (a)                               78,200     1,080
  Wells Fargo & Co.                              23,800     1,034
  Morgan (J.P.) Chase & Co.                      27,760     1,009
  BellSouth Corp.                                26,400     1,007
  Dell Computer Corp.                            36,700       998
  AT&T Corp.                                     49,680       901
  Medtronic, Inc.                                17,000       871
  Morgan Stanley, Dean Witter Discover & Co.     15,400       861
  Amgen, Inc. (a)                                14,700       830
  Pharmacia Corp.                                18,219       777
  Schering-Plough Corp.                          20,600       738
  Texas Instruments, Inc.                        24,400       683
  American Express Co.                           18,800       671
  Minnesota Mining & Manufacturing Co.            5,500       650

                                              NUMBER OF     VALUE
                                                 SHARES     (000)
-----------------------------------------------------------------
  Bank One Corp.                                 16,302    $  637
  Freddie Mac                                     9,700       634
  Merrill Lynch & Co., Inc.                      11,900       620
  du Pont (E.I.) de Nemours & Co.                14,429       613
  Wachovia Corp.                                 19,170       601
  Disney (Walt) Co.                              28,600       593
  WorldCom, Inc. (a)                             41,420       583
  U.S. Bancorp                                   27,396       573
  Sun Microsystems, Inc.                         45,900       565
  Anheuser-Busch Cos., Inc.                      12,400       561
  Hewlett-Packard Co.                            27,200       559
  Qualcomm, Inc.                                 10,700       540
  FleetBoston Financial Corp.                    14,660       535
  Target Corp.                                   12,600       517
  Automatic Data Processing, Inc.                 8,700       512
  Lowe's Cos., Inc.                              10,800       501
  Fifth Third Bancorp                             8,146       500
  Gillette Co.                                   14,800       495
  McDonald's Corp.                               18,200       482
  Walgreen Co.                                   14,300       481
  AT&T Wireless Services, Inc.                   33,237       478
  Comcast Corp.                                  13,200       475
  Motorola, Inc.                                 31,235       469
  Unilever NV                                     7,992       460
  Applied Materials, Inc. (a)                    11,400       457
  Boeing Co.                                     11,750       456
  Electronic Data Systems Corp.                   6,600       452
  Colgate-Palmolive Co.                           7,800       450
  Baxter International, Inc.                      8,300       445
  Schlumberger Ltd.                               8,100       445
  Kimberly-Clark Corp.                            7,400       443
  Dow Chemical Co.                               12,660       428
  Clear Channel Communications, Inc.              8,400       428
  United Technologies Corp.                       6,600       427
  Alcoa, Inc.                                    11,944       425
  Duke Energy Corp.                              10,800       425
  First Data Corp.                                5,400       424
  MBNA Corp.                                     11,975       422
  Bank of New York Co., Inc.                     10,300       420
  Marsh & McLennan Cos., Inc.                     3,900       420
  EMC Corp.                                      30,874       415
  Cardinal Health, Inc.                           6,325       410
  Washington Mutual, Inc.                        12,360       405
  Ford Motor Co.                                 25,688       404
  Honeywell International, Inc.                  11,362       385


30   The Notes to Financial Statements are an integral part of these statements.

S&P 500[RegTM] Index Fund

INVESTMENTS IN SECURITIES continued
December 31, 2001

                                           NUMBER OF     VALUE
                                              SHARES     (000)
--------------------------------------------------------------
COMMON STOCKS continued
  General Motors Corp.                         7,800    $  380
  Household International, Inc.                6,478       375
  Emerson Electric Co.                         6,000       343
  Sprint Corp. (PCS Group)                    13,900       339
  Allstate Corp.                              10,000       337
  Nortel Networks Corp.                       44,820       336
  Kohl's Corp.                                 4,700       331
  Qwest Communications International, Inc.    23,309       329
  MetLife, Inc. (a)                           10,200       323
  Phillips Petroleum Co.                       5,360       323
  El Paso Corp.                                7,190       321
  UnitedHealth Group, Inc.                     4,400       311
  Lucent Technologies, Inc.                   47,930       301
  Schwab (Charles) Corp.                      19,375       300
  Safeway, Inc.                                7,100       296
  Illinois Tool Works, Inc.                    4,300       291
  Lockheed Martin Corp.                        6,100       285
  Costco Wholesale Corp. (a)                   6,300       280
  Computer Associates International, Inc.      8,100       279
  HCA, Inc.                                    7,200       277
  Waste Management, Inc.                       8,695       277
  International Paper Co.                      6,864       277
  Alltel Corp.                                 4,400       272
  Tenet Healthcare Corp. (a)                   4,600       270
  Cendant Corp.                               13,585       266
  General Mills, Inc.                          5,100       265
  Micron Technology, Inc.                      8,400       260
  SunTrust Banks, Inc.                         4,100       257
  VERITAS Software Corp.                       5,600       251
  Sprint Corp.                                12,500       251
  Caterpillar, Inc.                            4,800       251
  Conoco, Inc.                                 8,819       250
  Gannett Co., Inc.                            3,700       249
  Southern Co.                                 9,800       248
  Mellon Financial Corp.                       6,600       248
  Sysco Corp.                                  9,400       246
  National City Corp.                          8,400       246
  Sara Lee Corp.                              11,000       245
  Maxim Integrated Products, Inc. (a)          4,600       242
  State Street Corp.                           4,600       240
  Kroger Co.                                  11,400       238
  Harley-Davidson, Inc.                        4,300       234
  Concord EFS, Inc.                            7,100       233
  Omnicome Group, Inc.                         2,600       232

                                           NUMBER OF     VALUE
                                              SHARES     (000)
--------------------------------------------------------------
  Compaq Computer Corp.                       23,797    $  232
  BB&T Corp.                                   6,400       231
  Carnival Corp.                               8,200       230
  Analog Devices, Inc. (a)                     5,100       226
  PNC Financial Services Group                 4,000       225
  Best Buy Co., Inc. (a)                       3,000       223
  General Dynamics Corp.                       2,800       223
  Dominion Resources, Inc.                     3,668       220
  Lehman Brothers Holdings, Inc.               3,300       220
  FedEx Corp.                                  4,200       218
  Sears, Roebuck & Co.                         4,500       214
  Guidant Corp.                                4,300       214
  Nike, Inc.                                   3,800       214
  Exelon Corp.                                 4,462       214
  Hartford Financial Services Group, Inc.      3,400       214
  Immunex Corp.                                7,500       208
  Forest Laboratories, Inc.                    2,500       205
  Heinz (H.J.) Co.                             4,900       201
  Anadarko Petroleum Corp.                     3,529       201
  Union Pacific Corp.                          3,500       200
  American Electric Power Co., Inc.            4,520       197
  Southwest Airlines Co.                      10,630       196
  Northern Trust Corp.                         3,100       187
  Agilent Technologies, Inc. (a)               6,513       186
  CIGNA Corp.                                  2,000       185
  USA Education, Inc.                          2,200       185
  Paychex, Inc.                                5,275       184
  Williams Cos., Inc.                          7,200       184
  Xilinx, Inc.                                 4,700       184
  Albertson's, Inc.                            5,788       182
  AFLAC, Inc.                                  7,400       182
  Genzyme Corp                                 3,000       180
  Siebel Systems, Inc.                         6,400       179
  ConAgra Foods, Inc.                          7,500       178
  John Hancock Financial Services, Inc.        4,300       178
  Raytheon Co.                                 5,400       175
  TXU Corp.                                    3,700       174
  XL Capital Ltd. Class. A                     1,900       174
  Linear Technology Corp.                      4,400       172
  Kellogg Co.                                  5,700       172
  Equity Office Properties Trust               5,700       171
  Campbell Soup Co.                            5,700       170
  PeopleSoft, Inc.                             4,212       169
  Baker Hughes, Inc.                           4,640       169
  Gap (The), Inc.                             12,050       168


The Notes to Financial Statements are an integral part of these statements.   31

S&P 500[RegTM] Index Fund

INVESTMENTS IN SECURITIES continued
December 31, 2001

                                          NUMBER OF     VALUE
                                             SHARES     (000)
-------------------------------------------------------------
COMMON STOCKS continued
  Chubb Corp.                                 2,400    $  166
  McGraw-Hill Cos., Inc.                      2,700       165
  Wrigley (Wm.) Jr. Co                        3,200       164
  Stryker Corp.                               2,800       163
  CVS Corp.                                   5,500       163
  Weyerhaeuser Co.                            3,000       162
  Capital One Financial Corp.                 3,000       162
  Alcan, Inc.                                 4,500       162
  Northrop Grumman Corp.                      1,600       161
  JDS Uniphase Corp. (a)                     18,400       160
  Masco Corp.                                 6,500       159
  Avon Products, Inc.                         3,400       158
  Tribune Co.                                 4,200       157
  Interpublic Group of Cos., Inc.             5,300       157
  Burlington Northern Santa Fe Corp.          5,400       154
  May Department Stores Co.                   4,150       153
  TJX Cos., Inc.                              3,800       151
  Broadcom Corp.                              3,700       151
  Transocean Sedco Forex, Inc.                4,442       150
  Air Products & Chemicals, Inc.              3,200       150
  Loews Corp.                                 2,700       150
  Progressive Corp.                           1,000       149
  McKesson HBOC, Inc.                         3,973       149
  FirstEnergy Corp.                           4,200       147
  KeyCorp                                     6,000       146
  Sanmina-SCI Corp.                           7,300       145
  Deere & Co.                                 3,300       144
  King Pharmaceuticals, Inc.                  3,400       143
  Yahoo! Inc.                                 8,000       142
  FPL Group, Inc.                             2,500       141
  Comerica, Inc.                              2,450       140
  Boston Scientific Corp.                     5,800       140
  MedImmune, Inc.                             3,000       139
  Bed Bath & Beyond, Inc. (a)                 4,100       139
  Marriott International, Inc.                3,400       138
  Occidental Petroleum Corp.                  5,200       138
  Archer-Daniels-Midland Co.                  9,469       136
  Allergan, Inc.                              1,800       135
  Progress Energy, Inc.                       3,000       135
  NVIDIA Corp. (a)                            2,000       134
  Aon Corp.                                   3,750       133
  St. Paul Cos., Inc.                         3,028       133
  Xcel Energy, Inc.                           4,765       132
  USX-Marathon Group                          4,400       132

                                          NUMBER OF     VALUE
                                             SHARES     (000)
-------------------------------------------------------------
  Pitney Bowes, Inc.                          3,500    $  132
  Clorox Co.                                  3,300       131
  Franklin Resources, Inc.                    3,700       130
  Golden West Financial Corp.                 2,200       129
  KLA-Tencor Corp.                            2,600       129
  Hershey Foods Corp.                         1,900       129
  Solectron Corp.                            11,300       127
  Praxair, Inc.                               2,300       127
  Lincoln National Corp.                      2,600       126
  PPG Industries, Inc.                        2,400       124
  Intuit, Inc.                                2,900       124
  Nextel Communications, Inc. Class A (a)    11,200       123
  Unocal Corp.                                3,400       123
  AES Corp. (a)                               7,500       123
  Staples, Inc.                               6,550       122
  Public Service Enterprise Group             2,900       122
  Entergy Corp.                               3,100       121
  Consolidated Edison, Inc.                   3,000       121
  Eastman Kodak Co.                           4,100       121
  Danaher Corp.                               2,000       121
  Biogen, Inc. (a)                            2,100       120
  Becton, Dickinson & Co.                     3,600       119
  Coca-Cola Enterprises, Inc.                 6,300       119
  SouthTrust Corp.                            4,800       118
  Chiron Corp.                                2,700       118
  Barrick Gold Corp.                          7,408       118
  Computer Sciences Corp.                     2,400       118
  Univision Communications, Inc.              2,900       117
  Dynegy, Inc.                                4,600       117
  Block (H.R.), Inc.                          2,600       116
  Corning, Inc.                              13,000       116
  Biomet, Inc.                                3,750       116
  Cintas Corp.                                2,400       115
  Altera Corp. (a)                            5,400       115
  Federated Department Stores, Inc.           2,800       115
  Applera Corp., Applied Biosystems Group     2,900       114
  MBIA, Inc.                                  2,100       113
  Reliant Energy, Inc.                        4,222       112
  Equity Residential Properties Trust         3,800       109
  CSX Corp.                                   3,100       109
  Delphi Automotive Systems Corp.             7,920       108
  Fiserv, Inc.                                2,550       108
  AutoZone, Inc.                              1,500       108
  Dover Corp.                                 2,900       108
  Apple Computer, Inc.                        4,900       107


32   The Notes to Financial Statements are an integral part of these statements.

S&P 500[RegTM] Index Fund

INVESTMENTS IN SECURITIES continued
December 31, 2001

                                            NUMBER OF   VALUE
                                               SHARES   (000)
-------------------------------------------------------------
COMMON STOCKS continued
  Lexmark International, Inc.                   1,800  $  106
  Rohm & Haas Co.                               3,053     106
  Burlington Resources, Inc.                    2,810     105
  Xerox Corp.                                  10,100     105
  Wellpoint Health Networks, Inc. (a)             900     105
  Pacific Gas & Electric Corp.                  5,400     104
  Tricon Global Restaurants, Inc.               2,090     103
  Adobe Systems, Inc.                           3,300     102
  Newell Rubbermaid, Inc.                       3,710     102
  Mattel, Inc.                                  5,900     101
  Synovus Financial Corp.                       4,050     101
  Jefferson-Pilot Corp.                         2,175     101
  Starbucks Corp.                               5,200      99
  Norfolk Southern Corp.                        5,400      99
  Network Appliance, Inc. (a)                   4,500      98
  AmSouth BanCorp.                              5,150      97
  Johnson Controls, Inc.                        1,200      97
  Penney (J.C.), Inc.                           3,600      97
  DTE Energy Company                            2,300      96
  Ingersoll-Rand Co.                            2,300      96
  AmerisourceBergen Corp.                       1,500      95
  Pepsi Bottling Group, Inc.                    4,000      94
  Apache Corp.                                  1,870      93
  St. Jude Medical, Inc.                        1,200      93
  Regions Financial Corp.                       3,100      93
  MGIC Investment Corp.                         1,500      93
  Genuine Parts Co.                             2,500      92
  Moody's Corp.                                 2,300      92
  New York Times Co.                            2,100      91
  Avery Dennison Corp.                          1,600      90
  Union Planters Corp.                          2,000      90
  Convergys Corp.                               2,400      90
  Limited, Inc.                                 6,100      90
  UnumProvident Corp.                           3,374      89
  Kinder Morgan, Inc.                           1,600      89
  Cincinnati Financial Corp.                    2,300      88
  Georgia-Pacific Corp.                         3,110      86
  Tellabs, Inc.                                 5,700      85
  Stillwell Financial, Inc.                     3,100      84
  Molex, Inc.                                   2,725      84
  Ambac Financial Group, Inc.                   1,450      84
  Starwood Hotels & Resorts Worldwide, Inc.     2,800      84
  Willamette Industries, Inc.                   1,600      83
  Zimmer Holdings, Inc.                         2,730      83

                                            NUMBER OF   VALUE
                                               SHARES   (000)
-------------------------------------------------------------
  Fortune Brands, Inc.                          2,100  $   83
  Textron, Inc.                                 2,000      83
  Charter One Financial, Inc.                   3,050      83
  HealthSouth Corp.                             5,500      82
  Amerada Hess Corp.                            1,300      81
  Sabre Holdings Corp.                          1,907      81
  UST, Inc.                                     2,300      81
  LSI Logic Corp.                               5,100      80
  Ameren Corp.                                  1,900      80
  IMS Health, Inc.                              4,100      80
  Novellus Systems, Inc.                        2,000      79
  Halliburton Co.                               6,000      79
  RadioShack Corp.                              2,600      78
  Knight-Ridder, Inc.                           1,200      78
  Office Depot, Inc.                            4,200      78
  Bear Stearns Cos., Inc.                       1,317      77
  Kerr-McGee Corp.                              1,407      77
  Cinergy Corp.                                 2,300      77
  Mirant Corp.                                  4,777      77
  Advanced Micro Devices, Inc.                  4,800      76
  Parker-Hannifin Corp.                         1,650      76
  Circuit City Stores, Inc.                     2,900      75
  Eaton Corp.                                   1,000      74
  National Semiconductor Corp.                  2,400      74
  Ecolab, Inc.                                  1,800      72
  Teradyne, Inc.                                2,400      72
  PACCAR, Inc.                                  1,100      72
  Nabors Industries, Inc.                       2,100      72
  Family Dollar Stores, Inc.                    2,400      72
  Torchmark Corp.                               1,800      71
  Calpine Corp.                                 4,200      71
  Sempra Energy                                 2,855      70
  PPL Corp.                                     2,000      70
  Countrywide Credit Industries, Inc.           1,700      70
  Devon Energy Corp.                            1,800      70
  Edison International                          4,600      69
  Dollar General Corp.                          4,660      69
  CIENA Corp. (a)                               4,800      69
  Zions Bancorporation                          1,300      68
  International Game Technology                 1,000      68
  Vulcan Materials Co.                          1,400      67
  NiSource, Inc.                                2,900      67
  Robert Half International, Inc.               2,500      67
  Whirlpool Corp.                                 900      66
  Aetna, Inc.                                   2,000      66


The Notes to Financial Statements are an integral part of these statements.   33

S&P 500[RegTM] Index Fund

INVESTMENTS IN SECURITIES continued
December 31, 2001

                                           NUMBER OF    VALUE
                                              SHARES    (000)
-------------------------------------------------------------
COMMON STOCKS continued
  KeySpan Corp.                                1,900    $  66
  Dow Jones & Co., Inc.                        1,200       66
  Allegheny Energy, Inc.                       1,800       65
  Noble Drilling Corp.                         1,900       65
  Leggett & Platt, Inc.                        2,800       64
  TMP Worldwide, Inc.                          1,500       64
  CenturyTel, Inc.                             1,950       64
  Sherwin-Williams Co.                         2,300       63
  PerkinElmer, Inc.                            1,800       63
  TRW, Inc.                                    1,700       63
  Tiffany & Co.                                2,000       63
  Brown-Forman Corp.                           1,000       63
  EOG Resources, Inc.                          1,600       63
  Health Management Associates, Inc.           3,400       63
  V. F. Corp.                                  1,600       62
  W.W. Grainger, Inc.                          1,300       62
  Jabil Circuit, Inc.                          2,700       61
  Constellation Energy Group, Inc.             2,300       61
  Huntington Bancshares, Inc.                  3,551       61
  ITT Industries, Inc.                         1,200       61
  Darden Restaurants, Inc.                     1,700       60
  Toys "R" Us, Inc.                            2,900       60
  Compuware Corp.                              5,100       60
  Jones Apparel Group, Inc.                    1,800       60
  Thermo Electron Corp.                        2,500       60
  Harrah's Entertainment, Inc.                 1,600       59
  T. Rowe Price Group, Inc.                    1,700       59
  Nucor Corp.                                  1,100       58
  Comverse Technology, Inc.                    2,600       58
  Qlogic Corp.                                 1,300       58
  BMC Software, Inc. (a)                       3,500       57
  Hilton Hotels Corp                           5,200       57
  Citrix Systems, Inc.                         2,500       57
  SAFECO Corp.                                 1,800       56
  Stanley Works                                1,200       56
  UNISYS Corp.                                 4,400       55
  Goodyear Tire & Rubber Co.                   2,300       55
  Delta Air Lines, Inc.                        1,800       53
  Scientific-Atlanta, Inc.                     2,200       53
  Conexant Systems, Inc.                       3,600       52
  NCR Corp.                                    1,400       52
  Newmont Mining Corp.                         2,700       52
  Centex Corp.                                   900       51
  PMC-Sierra, Inc. (a)                         2,400       51

                                           NUMBER OF    VALUE
                                              SHARES    (000)
-------------------------------------------------------------
  Rockwell Collins, Inc.                       2,600    $  51
  Pinnacle West Capital Corp.                  1,200       50
  Placer Dome, Inc.                            4,600       50
  ADC Telecommunications, Inc. (a)            10,900       50
  Symbol Technologies, Inc.                    3,150       50
  TECO Energy, Inc.                            1,900       50
  Engelhard Corp.                              1,800       50
  Equifax, Inc.                                2,000       48
  Avaya Inc. (a)                               3,935       48
  Applied Micro Circuits Corp. (a)             4,200       48
  R. R. Donnelley & Sons Co.                   1,600       48
  Watson Pharmaceuticals, Inc.                 1,500       47
  Wendy's International, Inc.                  1,600       47
  AMR Corp. (a)                                2,100       47
  Rockwell International Corp.                 2,600       46
  Mead Corp.                                   1,500       46
  Ashland, Inc.                                1,000       46
  Cooper Industries, Inc.                      1,300       45
  Black & Decker Corp.                         1,200       45
  Bard (C.R.), Inc.                              700       45
  Sunoco, Inc.                                 1,200       45
  Sealed Air Corp. (a)                         1,096       45
  Inco Limited                                 2,600       44
  Sigma-Aldrich Corp.                          1,100       43
  CMS Energy Corp.                             1,800       43
  Eastman Chemical Co.                         1,100       43
  Westvaco Corp.                               1,500       43
  Pactiv Corp.                                 2,400       43
  SuperValu, Inc.                              1,900       42
  Deluxe Corp.                                 1,000       42
  Fluor Corp.                                  1,100       41
  Pall Corp.                                   1,700       41
  Niagra Mohawk Holdings, Inc.                 2,300       41
  Citizens Communications Co.                  3,800       41
  Americian Power Conversion Corp. (a)         2,800       40
  Temple-Inland, Inc.                            700       40
  Hasbro, Inc.                                 2,400       39
  International Flavors & Fragrances, Inc.     1,300       39
  Nordstrom, Inc.                              1,900       38
  Allied Waste Industries, Inc. (a)            2,700       38
  Mercury Interactive Corp.                    1,100       37
  Goodrich Corp.                               1,400       37
  Kmart Corp.                                  6,800       37
  Millipore Corp.                                600       36
  Tektronix, Inc.                              1,400       36


34   The Notes to Financial Statements are an integral part of these statements.

S&P 500[RegTM] Index Fund

INVESTMENTS IN SECURITIES continued
December 31, 2001

                                               NUMBER OF      VALUE
                                                  SHARES      (000)
-------------------------------------------------------------------
COMMON STOCKS continued
  Alberto-Culver Company                             800    $    36
  Pulte Homes, Inc.                                  800         36
  Phelps Dodge Corp.                               1,100         36
  Manor Care, Inc.                                 1,500         36
  Navistar International Corp. (a)                   900         36
  Gateway, Inc.                                    4,400         35
  Liz Claiborne, Inc.                                700         35
  Bemis Company, Inc.                                700         34
  Certegy, Inc.                                    1,000         34
  Maytag Corp.                                     1,100         34
  Vitesse Semiconductor Corp.                      2,700         34
  AT&T Wireless Group                              2,300         33
  Palm, Inc.                                       7,937         31
  Parametric Technology Corp.                      3,900         30
  Bausch & Lomb, Inc.                                800         30
  Winn-Dixie Stores, Inc.                          2,100         30
  Autodesk, Inc.                                     800         30
  Dana Corp.                                       2,101         29
  Visteon Corp. (a)                                1,890         28
  Brunswick Corp.                                  1,300         28
  Ball Corp.                                         400         28
  Energizer Holdings, Inc.                         1,466         28
  Boise Cascade Corp.                                800         27
  Humana, Inc.                                     2,300         27
  Snap-on, Inc.                                      800         27
  Freeport-McMoran Copper & Gold, Inc. (a)         2,000         27
  Adolph Coors Co.                                   500         27
  Quintiles Transnational Corp.                    1,600         26
  Rowan Cos., Inc.                                 1,300         25
  NICOR, Inc.                                        600         25
  Meredith Corp.                                     700         25
  Novell, Inc.                                     5,300         24
  Andrew Corp. (a)                                 1,100         24
  KB HOME                                            600         24
  FMC Corp.                                          400         24
  Cummins, Inc.                                      600         23
  Ryder System, Inc.                               1,000         22
  Allegheny Technologies, Inc.                     1,300         22
  USX-U.S. Steel Group                             1,200         22
  Reebok International Ltd.                          800         21
  Massey Energy Co.                                1,000         21
  Crane Co.                                          800         21
  Conseco, Inc.                                    4,557         20
  Great Lakes Chemical Corp.                         800         19

                                               NUMBER OF      VALUE
                                                  SHARES      (000)
-------------------------------------------------------------------
  Dillard's, Inc.                                  1,200   $     19
  Peoples Energy Corp.                               500         19
  Rite Aid Corp.                                   3,600         18
  Worthington Industries, Inc.                     1,200         17
  Thomas & Betts Corp.                               800         17
  Big Lots, Inc.                                   1,600         17
  Cooper Tire & Rubber Co.                         1,000         16
  Tupperware Corp.                                   800         15
  Hercules, Inc.                                   1,500         15
  Timken Co.                                         900         15
  Providian Financial Corp.                        4,000         14
  Longs Drug Stores Corp.                            600         14
  American Greetings Corp.                         1,000         14
  Louisina-Pacific Corp.                           1,500         13
  Sapient Corp.                                    1,600         12
  Potlach Corp.                                      400         12
  Kansas City Southern Industries, Inc.              800         11
  McDermott International, Inc.                      900         11
  Power-One, Inc.                                  1,000         10
  Viasys Healthcare, Inc.                            365          7
  Acuity Brands, Inc.                                600          7
  US Airways Group, Inc.                           1,000          7
  Arch Coal, Inc.                                    244          6
  Kadant, Inc.                                       153          2
  Armstrong Holdings, Inc.                           600          2
  Dun & Bradstreet Corp.                              50          2
  Owens Corning                                      800          2
  National Service Industries, Inc.                  600          2
                                                           --------
TOTAL COMMON STOCKS
  (Cost $147,351)                                           147,145
                                                           --------
SHORT-TERM OBLIGATIONS-16.9%
MONEY MARKET FUND-16.0%
  CIGNA Funds Group - Money Market Fund       28,264,110     28,264
                                                           --------
U.S. GOVERNMENT-0.9%
  U.S. Treasury Bills, (b)
    2.25%, 1/3/02                                 50,000         50
    2.08%, 1/24/02                                   100        100
    3.28%, 2/14/02                                 1,550      1,544
                                                           --------
                                                              1,694
                                                           --------
TOTAL SHORT-TERM OBLIGATIONS
  (Cost $29,958)                                             29,958
                                                           --------


The Notes to Financial Statements are an integral part of these statements.   35

S&P 500[RegTM] Index Fund

INVESTMENTS IN SECURITIES continued
December 31, 2001

                                                                                 VALUE
                                                                                  (000)
--------------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS continued
TOTAL INVESTMENTS IN SECURITIES-100.1%
  (Total Cost $177,309) (c)                                                   $177,103
  Liabilities in excess of Cash and Other Assets - (0.1%)                         (238)
                                                                              --------
NET ASSETS-100.0%                                                             $176,865
                                                                              ========

NOTES TO INVESTMENTS IN SECURITIES

 (a) Non-income producing securities.

 (b) This security or a portion thereof is pledged as collateral for Stock Index Futures Contracts. At December 31, 2001, the Fund was long
 100, S&P 500 Futures Contracts expiring in March 2002. Unrealized gain amounted to $120,000. Underlying face value was $28,610,000 and underlying market value was $28,730,000.

 Tax Information

 (c) At December 31, 2001, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $177,350,368, was as follows:

 Aggregate gross unrealized appreciation for all investments
 in which there was an excess of value over tax cost                      $ 25,710,455

 Aggregate gross unrealized depreciation for all investments
 in which there was an excess of tax cost over value                       (25,958,298)
                                                                          ------------
 Unrealized depreciation - net                                            $   (247,843)
                                                                          ============

 (d) As of December 31, 2001, the components of distributable earnings
 (excluding unrealized appreciation/(depreciation) disclosed above) on a tax basis consisted of the following:

 Undistributed ordinary income                                            $     81,229

 Capital loss carryforward
  expiring 2009                                                           $ (6,961,540)


36   The Notes to Financial Statements are an integral part of these statements.

Small Cap Growth/TimesSquare Fund

INVESTMENTS IN SECURITIES
December 31, 2001

                                                     NUMBER OF     VALUE
                                                        SHARES     (000)
------------------------------------------------------------------------
COMMON STOCKS-93.8%
AUTOMOBILE-0.6%
  Gentex Corp. (a)                                       5,000    $  134
                                                                  ------
BIOTECHNOLOGY-4.7%
  Affymetrix, Inc. (a)                                   4,300       162
  Alkermes, Inc. (a)                                     8,500       224
  Charles River Laboratories International, Inc. (a)     5,400       181
  CV Therapeutics, Inc.                                  2,000       104
  Genta, Inc.                                            7,000       100
  Techne Corp.                                           5,500       203
                                                                  ------
                                                                     974
                                                                  ------
CHEMICALS-1.1%
  Applied Films Corp.                                    7,000       219
                                                                  ------
COMMUNICATIONS-2.2%
  Equinix, Inc. (a)                                     35,000       101
  McDATA Corp., Class B (a)                              4,800       121
  Plantronics, Inc. (a)                                  5,500       141
  SBA Communications Corp. (a)                           6,300        82
                                                                  ------
                                                                     445
                                                                  ------
CONTAINERS & PAPER-1.1%
  AptarGroup, Inc. (a)                                   6,500       228
                                                                  ------
ENERGY-3.5%
  Evergreen Resources, Inc. (a)                          3,000       116
  Hydril Co. (a)                                         5,000        88
  Patterson-UTI Energy, Inc. (a)                         5,000       117
  Pogo Producing Co.                                     4,500       118
  Universal Compression Holdings, Inc.                   6,000       177
  Veritas DGC, Inc. (a)                                  6,000       111
                                                                  ------
                                                                     727
                                                                  ------
FINANCIALS-11.1%
  Bay View Capital Corp.                                25,000       183
  Boston Private Financial Holdings, Inc. (a)           12,500       276
  CVB Financial Corp.                                    4,500       105
  Investment Technology Group, Inc.                      7,500       293
  Investors Financial Services Corp.                     6,000       397
  Jefferies Group, Inc.                                  5,000       211
  LaBranche & Co., Inc. (a)                              5,000       172
  Markel Corp. (a)                                       1,800       323
  Pacific Capital Bancorp                                2,400        67
  Radian Group, Inc.                                     6,500       279
                                                                  ------
                                                                   2,306
                                                                  ------

                                                     NUMBER OF     VALUE
                                                        SHARES     (000)
------------------------------------------------------------------------
FOOD & BEVERAGES-1.9%
  American Italian Pasta Co., Class A                    2,500    $  105
  Constellation Brands, Inc., Class A (a)                5,000       214
  Tootsie Roll Industries, Inc.                          2,160        84
                                                                  ------
                                                                     403
                                                                  ------
HEALTH CARE-14.9%
  Bio-Rad Laboratories, Inc., Class A (a)                2,500       158
  Caliper Technologies Corp. (a)                         6,500       101
  Covance, Inc. (a)                                      7,000       159
  Cygnus, Inc. (a)                                      25,000       131
  DaVita, Inc. (a)                                      13,500       330
  Dianon Systems, Inc.                                   2,500       152
  First Health Group Corp. (a)                           6,500       161
  Icon PLC, ADR                                          5,000       149
  Lincare Holdings, Inc. (a)                            15,000       430
  Maxims, Inc. (a)                                       3,000       126
  Omnicare, Inc.                                        10,000       249
  Pharmaceutical Product Development, Inc. (a)           7,500       242
  Province Healthcare Co.                                6,000       185
  Renal Care Group, Inc. (a)                             5,000       161
  Transgenomic, Inc. (a)                                 7,000        77
  Triad Hospitals, Inc. (a)                              6,000       176
  VCA Antech, Inc. (a)                                   8,500       103
                                                                  ------
                                                                   3,090
                                                                  ------
HOTELS, RESTAURANTS & LEISURE-2.7%
  SCP Pool Corp. (a)                                    13,750       377
  Six Flags, Inc. (a)                                   11,500       177
                                                                  ------
                                                                     554
                                                                  ------
INDUSTRIALS-2.2%
  Advanced Energy Industries, Inc. (a)                   5,000       133
  Joy Global, Inc.                                       6,000       101
  Power Integrations, Inc. (a)                           7,500       171
  United Defense Industries, Inc. (a)                    2,500        53
                                                                  ------
                                                                     458
                                                                  ------
MEDIA-6.7%
  Getty Images, Inc.                                    12,500       287
  Lamar Advertising Co., Class A (a)                     7,500       317
  LodgeNet Entertainment Corp.                          10,000       171
  Macrovision Corp.                                      5,000       176
  Martha Stewart Living Omnimedia, Inc., Class A (a)    11,500       189
  Penton Media, Inc.                                    12,100        76
  Radio One, Inc., Class D                              10,000       180
                                                                  ------
                                                                   1,396
                                                                  ------


The Notes to Financial Statements are an integral part of these statements.   37

Small Cap Growth/TimesSquare Fund

INVESTMENTS IN SECURITIES continued
December 31, 2001

                                                     NUMBER OF       VALUE
                                                        SHARES       (000)
--------------------------------------------------------------------------
COMMON STOCKS continued
PHARMACEUTICALS-1.6%
  Medicis Pharmaceutical Corp. Class A (a)               3,000      $  194
  Pharmaceutical Resources, Inc.                         4,000         135
                                                                    ------
                                                                       329
                                                                    ------
RETAIL-1.4%
  Rent A Center, Inc. (a)                                3,000         101
  School Specialty, Inc.                                 8,000         183
                                                                    ------
                                                                       284
                                                                    ------
SERVICES-22.7%
  Alliance Data Systems Corp. (a)                       13,000         249
  American Dental Partners, Inc.                        12,500          79
  Arbitron, Inc.                                         6,000         205
  Certegy, Inc. (a)                                      5,000         171
  ChoicePoint, Inc. (a)                                  6,500         329
  Corinthian Colleges, Inc.                              2,500         102
  Corporate Executive Board Co. (a)                      7,500         275
  DeVry, Inc. (a)                                        2,500          71
  DiamondCluster International, Inc., Class A (a)        6,000          79
  DoubleClick, Inc. (a)                                 10,000         113
  Education Management Corp. (a)                         6,000         217
  Forrester Research, Inc. (a)                           5,000         101
  F.Y.I., Inc.                                           4,000         134
  Global Payments, Inc.                                  4,500         155
  Mobile Mini, Inc.                                      5,500         215
  Pre-Paid Legal Services, Inc. (a)                      5,000         110
  ProQuest Company (a)                                   3,000         102
  Ritchie Bros. Auctioneers, Inc.                        8,000         199
  Stericycle, Inc.                                       5,000         304
  Tetra Tech, Inc. (a)                                  12,250         244
  The BISYS Group, Inc. (a)                              7,800         499
  The Management Network Group, Inc. (a)                15,000         104
  Valassis Communications, Inc.                          7,500         267
  Watson Wyatt & Co. Holdings, Class A (a)               9,000         196
  West Corp.                                             7,000         175
                                                                    ------
                                                                     4,695
                                                                    ------
TECHNOLOGY-14.5%
  Alpha Industries, Inc. (a)                             5,000         109
  ASM International NV (a)                              10,000         195
  ATI Technologies, Inc.                                10,000         127
  Brooks Automation, Inc. (a)                            5,000         203
  Business Objects SA, ADR (a)                           2,500          84
  Concurrent Computer Corp.                              5,000          74
  Fair, Isaac and Co.                                    1,600         101
  Informatica Corp. (a)                                 15,000         218

                                                     NUMBER OF                    VALUE
                                                        SHARES                    (000)
---------------------------------------------------------------------------------------
TECHNOLOGY continued
  InforMax, Inc.                                         8,500              $        25
  Jack Henry & Associates, Inc.                          8,500                      186
  LTX Corp.                                              7,000                      147
  Mercator Software, Inc. (a)                           13,000                      109
  Mettler-Toledo International, Inc. (a)                 4,000                      207
  Microsemi Corp.                                        3,000                       89
  National Instruments Corp. (a)                         6,000                      225
  Oak Technology, Inc. (a)                              12,000                      165
  Phototronics, Inc. (a)                                 7,100                      223
  Plexus Corp.                                           8,500                      226
  Precise Software Solutions, Ltd. (a)                   4,500                       93
  SeaChange International, Inc. (a)                      3,300                      113
  THQ, Inc. (a)                                          1,500                       74
                                                                            -----------
                                                                                  2,993
                                                                            -----------
UTILITIES-0.9%
  Black Hills Corp.                                      5,600                      190
                                                                            -----------
TOTAL COMMON STOCKS
  (Cost $18,142)                                                                 19,425
                                                                            -----------
SHORT-TERM OBLIGATION-6.0%
MONEY MARKET FUND
  CIGNA Funds Group - Money Market Fund
    (Cost $1,248)                                    1,248,065                    1,248
                                                                            -----------
TOTAL INVESTMENTS IN SECURITIES-99.8%
  (Total Cost $19,390) (b)                                                       20,673
  Cash and Other Assets Less Liabilities - 0.2%                                      30
                                                                            -----------
NET ASSETS-100.0%                                                           $    20,703
                                                                            ===========

NOTES TO INVESTMENTS IN SECURITIES

 (a) Non-income producing security.

 Tax Information

 (b) At December 31, 2001, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $19,715,890, was as follows:

 Aggregate gross unrealized appreciation for all investments
 in which there was an excess of value over tax cost                        $ 2,540,568

 Aggregate gross unrealized depreciation for all investments
 in which there was an excess of tax cost over value                         (1,583,989)
                                                                            -----------
 Unrealized appreciation - net                                              $   956,579
                                                                            ===========

 (c) As of December 31, 2001, the components of distributable earnings
 (excluding unrealized appreciation/(depreciation) disclosed above) on a tax basis consisted of the following:

 Undistributed ordinary income                                              $         0

 Capital loss carryforward
  expiring 2009                                                             $(1,413,051)


38   The Notes to Financial Statements are an integral part of these statements.

Small Cap Value/Berger[RegTM] Fund

INVESTMENTS IN SECURITIES
December 31, 2001

                                        NUMBER OF     VALUE
                                           SHARES     (000)
-----------------------------------------------------------
COMMON STOCKS-88.5%
AUTOMOBILE-2.0%
  Fleetwood Enterprises, Inc.              22,000    $  249
  Wabash National Corp.                    23,000       179
                                                     ------
                                                        428
                                                     ------
BANKING-8.9%
  Community Bank System, Inc.               8,000       210
  Downey Financial Corp.                    6,000       248
  First Charter Corp.                      20,000       356
  FNB Corp.                                12,000       316
  Greater Bay Bancorp.                     17,000       486
  Seacoast Financial Services Corp.        17,000       292
                                                     ------
                                                      1,908
                                                     ------
BROADCASTING & ENTERTAINMENT-3.0%
  C-Cor. Net Corp.                         22,000       321
  DMC Stratex Networks, Inc. (a)           24,640       192
  NMS Communications Corp. (a)             21,430       103
                                                     ------
                                                        616
                                                     ------
BUILDING & REAL ESTATE-20.8%
  Alexandria Real Estate Equities, Inc.     9,500       390
  Dycom Industries, Inc. (a)               22,000       368
  Gables Residential Trust                  6,500       192
  Home Properties of NY, Inc.              18,000       569
  JDN Realty Corp.                         24,000       296
  Joy Global, Inc. (a)                     20,730       348
  Manitowoc, Inc.                          16,500       513
  Parkway Properties, Inc.                  8,500       282
  Pulte Homes, Inc.                         4,020       180
  Rayonier, Inc.                            8,500       429
  Standard-Pacific Corp.                   14,000       340
  Trinity Industries, Inc. (a)             20,500       557
                                                     ------
                                                      4,464
                                                     ------
CARGO & TRANSPORTATION-3.5%
  CNF, Inc.                                13,000       436
  Kansas City Southern Industries, Inc.    13,000       184
  Teekay Shipping Corp.                     4,000       139
                                                     ------
                                                        759
                                                     ------
CHEMICALS, PLASTIC & RUBBER-4.0%
  A. Schulman, Inc.                        24,000       328
  Carlisle Cos., Inc.                       7,000       259
  Polyone Corp.                            26,000       255
                                                     ------
                                                        842
                                                     ------

                                        NUMBER OF     VALUE
                                           SHARES     (000)
-----------------------------------------------------------
DIVERSIFIED/CONGLOMERATE SERVICE-2.5%
  Spherion Corp.                           28,000    $  273
  webMethods, Inc.                         16,000       268
                                                     ------
                                                        541
                                                     ------
ELECTRONICS-9.9%
  Captaris, Inc. (a)                       25,000        92
  Covansys Corp.                           17,000       152
  Filenet Corp.                            15,000       304
  Infocus Corp. (a)                        10,250       226
  Integrated Silicon Solution, Inc. (a)    20,000       245
  Newport Corp.                            11,000       212
  Progress Software Corp. (a)              12,000       207
  Remec, Inc. (a)                          25,000       250
  Tecumseh Products Co., Class A            8,500       430
                                                     ------
                                                      2,118
                                                     ------
HEALTH CARE-1.5%
  Beverly Enterprises, Inc.                25,950       223
  Invacare Corp.                            2,920        98
                                                     ------
                                                        321
                                                     ------
HOME & OFFICE FURNISHINGS-2.0%
  La-Z-Boy, Inc.                           20,000       436
                                                     ------
INSURANCE-1.5%
  Horace Mann Educators Corp.              14,970       318
                                                     ------
MACHINERY-7.0%
  Asyst Technologies, Inc. (a)             22,310       285
  Briggs & Stratton Corp.                  14,000       598
  Cognex Corp.                             12,000       307
  Kaydon Corp.                             14,000       318
                                                     ------
                                                      1,508
                                                     ------
MINING, STEEL & IRON-1.2%
  Watts Industries, Inc.                   17,000       255
                                                     ------
OIL & GAS-8.5
  Key Energy Group, Inc. (a)               51,000       469
  Newfield Exploration Company (a)          9,000       320
  Newpark Resources, Inc.                  32,500       257
  Noble Affiliates, Inc. (a)                7,500       265
  Pogo Producing Co.                        8,090       213
  Stone Energy Corp.                        7,500       296
                                                     ------
                                                      1,820
                                                     ------


The Notes to Financial Statements are an integral part of these statements.   39

Small Cap Value/Berger[RegTM] Fund

INVESTMENTS IN SECURITIES continued
December 31, 2001

                                                             NUMBER OF       VALUE
                                                                SHARES       (000)
----------------------------------------------------------------------------------
COMMON STOCKS continued
MISCELLANEOUS-4.5%
  Advanced Digital Information Corp. (a)                        22,000     $   353
  Alpharma, Inc. Class A                                        11,000         291
  Dollar Thrifty Automotive Group, Inc. (a)                     21,000         326
                                                                           -------
                                                                               970
                                                                           -------
PRINTING & PUBLISHING-1.4%
  Longview Fibre Co. (a)                                        26,000         307
                                                                           -------
RETAIL-3.5%
  AnnTaylor Stores Corp. (a)                                     7,000         245
  Childrens Place Retail Stores                                  9,000         244
  Pacific Sunwear of California                                 13,000         265
                                                                           -------
                                                                               754
                                                                           -------
TEXTILES & LEATHER-2.8%
  Transaction Systems Architects, Inc. (a)                      16,390         201
  Wolverine World Wide, Inc.                                    27,000         406
                                                                           -------
                                                                               607
                                                                           -------
TOTAL COMMON STOCKS
  (Cost $17,208)                                                            18,972
                                                                           -------
SHORT-TERM OBLIGATION-12.5%
MONEY MARKET FUND
  CIGNA Funds Group - Money Market Fund
    (Cost $2,681)                                            2,680,728       2,681
                                                                           -------
TOTAL INVESTMENTS IN SECURITIES-101.0%
  (Total Cost $19,889) (b)                                                  21,653
  Liabilities in excess of Cash and Other Assets - (1.0)%                     (223)
                                                                           -------
NET ASSETS-100.0%                                                          $21,430
                                                                           =======

                                                                             VALUE
                                                                             (000)
----------------------------------------------------------------------------------

NOTES TO INVESTMENTS IN SECURITIES

 (a) Non-income producing security.

 Tax Information

 (b) At December 31, 2001, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $19,912,112, was as follows:

 Aggregate gross unrealized appreciation for all investments
 in which there was an excess of value over tax cost                    $2,620,018

 Aggregate gross unrealized depreciation for all investments
 in which there was an excess of tax cost over value                      (879,261)
                                                                        ----------
 Unrealized appreciation - net                                          $1,740,757
                                                                        ==========

 (c) As of December 31, 2001, the components of distributable earnings
 (excluding unrealized appreciation/(depreciation) disclosed above) on a tax basis consisted of the following:

 Undistributed ordinary income                                          $   23,889

 Undistributed capital gains                                            $  372,101


40   The Notes to Financial Statements are an integral part of these statements.

International Blend/Bank of Ireland Fund

INVESTMENTS IN SECURITIES
December 31, 2001

                                     NUMBER OF   VALUE
                                        SHARES   (000)
------------------------------------------------------
COMMON STOCKS-94.8%
AUSTRALIA-2.6%
  Brambles Industries Ltd.              10,174   $  54
  National Australia Bank Ltd.           4,020      66
  News Corp.                             8,402      67
  Westpac Banking Corp.                  8,700      70
                                                 -----
                                                   257
                                                 -----
BELGIUM-3.0%
  Total Financial Elf                    2,020     288
                                                 -----
DENMARK-0.4%
  Tele Danmark A/S                       1,155      41
                                                 -----
FINLAND-0.6%
  Nokia Oyj (a)                          2,255      58
                                                 -----
FRANCE-7.5%
  Alcatel SA (a)                         4,355      74
  Aventis SA                             3,765     267
  AXA                                    6,895     144
  LaFarge                                  920      86
  Vivendi Universal (a)                  2,895     159
                                                 -----
                                                   730
                                                 -----
GERMANY-5.3%
  Bayer AG                               3,860     123
  Bayer HypoVereins                      1,635      50
  Bayerische Motoren Werke AG            3,795     132
  E. On AG                               3,960     205
                                                 -----
                                                   510
                                                 -----
HONG KONG-2.8%
  Cheung Kong Holdings                  10,000     104
  China Mobile (Hong Kong) Ltd. (a)      9,500      33
  Petrochina Co. Ltd. (a)              328,000      58
  Sun Hung Kai Properties                9,000      73
                                                 -----
                                                   268
                                                 -----
ITALY-3.4%
  ENI S.p.A.                            12,028     151
  Telecom Italia S.p.A. (a)             21,150     181
                                                 -----
                                                   332
                                                 -----
JAPAN-13.7%
  Acom Co.                                 800      58
  Canon, Inc.                            7,000     241
  Fuji Photo Film Ltd.                   3,000     107
  Hitachi Ltd.                          17,000     125
  Honda Motor Co.                        2,500     100
  Hoya Corp.                             1,100      66

                                     NUMBER OF    VALUE
                                        SHARES    (000)
-------------------------------------------------------
JAPAN continued
  Murata Manufacturing Co.                 900   $   54
  NEC Corp.                              8,000       82
  Nintendo Co.                             600      105
  NTT DoCoMo                                 7       82
  Rohm Co.                                 400       52
  SMC Corp.                                600       61
  Sony Corp.                             1,300       59
  Takeda Chemical Industries             3,000      136
                                                 ------
                                                  1,328
                                                 ------
KOREA-0.3%
  Pohang Iron & Steel Ltd. ADR (a)       1,350       31
                                                 ------
NETHERLANDS-13.0%
  ABN-Amro Holdings NV                   8,945      144
  Ahold (Kon) NV                         7,995      233
  Elsevier NV                            5,892       70
  Fortis (NL) NV                         1,900       49
  Heineken NV                            1,345       51
  ING Groep NV                          12,560      320
  Philips Electronics NV (a)             6,969      207
  Royal Dutch Petroleum                  1,670       85
  TNT Post Groep NV                      2,650       57
  VNU NV                                 1,310       40
                                                 ------
                                                  1,256
                                                 ------
PORTUGAL-0.3%
  Electricidade De Portugal EDP         11,333       25
                                                 ------
SINGAPORE-0.4%
  Singapore Press Holdings               3,000       35
                                                 ------
SPAIN-3.0%
  Banco Santander Central               18,856      158
  Telefonica SA (a)                     10,052      135
                                                 ------
                                                    293
                                                 ------
SWEDEN-0.6%
  Ericsson (LM) AB (a)                  10,160       55
                                                 ------
SWITZERLAND-11.0%
  Nestle SA                              1,380      294
  Novartis AG                            4,315      156
  Roche Holdings AG - Genusss            1,900      136
  Swiss Reinsurance                      2,651      267
  UBS AG (a)                             4,405      222
                                                 ------
                                                  1,075
                                                 ------


The Notes to Financial Statements are an integral part of these statements.   41

International Blend/Bank of Ireland Fund

INVESTMENTS IN SECURITIES continued
December 31, 2001

                                                 NUMBER OF      VALUE
                                                    SHARES      (000)
---------------------------------------------------------------------
COMMON STOCKS continued
UNITED KINGDOM-26.9%
  3I Group PLC                                       3,510     $   44
  AstraZeneca PLC                                    1,970         89
  Barclays PLC                                       9,320        308
  Cable & Wireless PLC (a)                          11,830         57
  Cadbury Schweppes (a)                             11,622         74
  Compass Group PLC                                 13,923        104
  Diageo PLC (a)                                    17,310        198
  EMI Group (a)                                      7,300         38
  Glaxosmithkline PLC (a)                           12,330        309
  Hilton Group PLC (a)                              13,370         41
  HSBC Holdings                                      8,085         95
  Lloyds TSB Group PLC                              26,164        284
  Prudential PLC                                    13,700        159
  Railtrack Group PLC                                3,440          -
  Reuters Group                                      6,300         62
  RMC Group                                          2,250         20
  Shell Transport and Trading                       30,731        211
  Smiths Group (a)                                   2,553         25
  Unilever PLC (a)                                  15,400        126
  Vodafone Group PLC                               114,336        299
  WPP Group                                          6,100         67
                                                               ------
                                                                2,610
                                                               ------
TOTAL COMMON STOCKS
  (Cost $11,091)                                                9,192
                                                               ------

                                                 NUMBER OF            VALUE
                                                    SHARES            (000)
---------------------------------------------------------------------------
SHORT-TERM OBLIGATION-4.9%
MONEY MARKET FUND
  CIGNA Funds Group - Money Market Fund
    (Cost $477)                                    477,265      $       477
                                                                -----------
TOTAL INVESTMENT IN SECURITIES-99.7%
  (Total Cost $11,568) (c)                                            9,669
  Cash and Other Assets Less Liabilities - 0.3%                          29
                                                                -----------
NET ASSETS-100.0%                                               $     9,698
                                                                ===========

NOTES TO INVESTMENTS IN SECURITIES

 (a) Non-income producing security.

 (b) A summary of outstanding forward currency contracts, as of December 31 2001, is as follows:

                                                            Net
 Settlement     Deliver/    Units of       Contract      Unrealized
 Date           Receive     Currency         Value      Appreciation
 ----------     --------   ----------      --------     ------------
 Sells
 01/10/02         Yen       9,614,000      $ 78,750        $ 5,329
 01/28/02         Yen      11,718,000        94,806          5,236
 02/13/02         Yen       6,118,000        48,767          1,965
 02/19/02         Yen       9,246,000        72,632          1,879
                                           --------        -------
                                           $294,955        $14,409
                                           --------        -------

 Tax Information

 (c) At December 31, 2001, the net unrealized depreciation of investments, based on cost for federal income tax purposes of $11,596,165, was as follows:

 Aggregate gross unrealized appreciation for all investments
 in which there was an excess of value over tax cost                425,866

 Aggregate gross unrealized depreciation for all investments
 in which there was an excess of tax cost over value             (2,352,804)
                                                                -----------
 Unrealized depreciation - net                                  $(1,926,938)
                                                                ===========

 (d) As of December 31, 2001, the components of distributable earnings
 (excluding unrealized appreciation/(depreciation) disclosed above) on a tax basis consisted of the following:

 Undistributed ordinary income                                  $    25,229

 Capital loss carryforward
  expiring 2008                                                 $  (129,744)
  expiring 2009                                                 $  (597,402)
                                                                -----------
                                                                $  (727,146)
                                                                ===========


42   The Notes to Financial Statements are an integral part of these statements.

TimesSquare Core Plus Bond Fund

INVESTMENTS IN SECURITIES
December 31, 2001

                                                         PRINCIPAL     VALUE
                                                             (000)     (000)
----------------------------------------------------------------------------
LONG-TERM BONDS-86.0%
BUILDING & CONSTRUCTION-0.3%
  Case Corp., 7.25%, 2016                                   $  220   $   172
  KB HOME, 8.63%, 2008                                         130       131
                                                                     -------
                                                                         303
                                                                     -------
CONSUMER & RETAIL-1.5%
  Budget Group, Inc., 9.13%, 2006                              700       168
  Felcor Lodging LP, 8.50%, 2011                                90        86
  Hilfiger (Tommy) USA, Inc., 6.85%, 2008                       80        74
  Kroger Company, 7.50%, 2031                                  320       333
  Levi Strauss & Co., 6.80%, 2003                              250       220
  Remington Products Co. LLC, 11.00%, 2006                     170       130
  VFB LLC, 10.25%, 2009 (a)                                  1,950       410
                                                                     -------
                                                                       1,421
                                                                     -------
ENTERTAINMENT & COMMUNICATIONS-11.5%
  Adelphia Communications Co., 10.88%, 2010                     80        81
  AOL Time Warner, Inc., 7.63%, 2031                           360       381
  AT&T Canada, Inc., 7.65%, 2006                               650       424
  AT&T Corp.,
    7.30%, 2011
    (144A security acquired Nov. 2001 for $528) (b)            530       545
    8.00%, 2031
    (144A security acquired Nov. 2001 for $317) (b)            320       335
  British Telecommunications PLC,
    8.63% (coupon change based on rating), 2030                795       912
  Charter Communications Holdings LLC, 10.75%,2009             350       371
  Citizens Communications Company, 9.25%, 2011                 270       299
  Clear Channel Communication, 7.88%, 2005                     425       445
  Conseco, Inc.,
    6.40%, 2003                                                 90        49
    8.75%, 2004                                                 80        37
  ITT Corp., 7.40%, 2025                                       480       459
  Jones Intercable, Inc., 7.63%, 2008                          190       200
  Koninklijke KPN NV, 8.00%, 2010                               90        91
  Lenfest Communications, Inc., 8.25%, 2008                    845       891
  Spectrasite Holdings, Inc.
    Step Coupon (0% to 3/15/05), 2010                          150        37
  Tele Communications, Inc.,
    9.80%, 2012                                                560       673
    7.88%, 2013                                                310       329
  Telewest Communications PLC,
    Step Coupon (0% to 4/15/04), 2009                          140        62
    Step Coupon (0% to 2/01/05), 2010                          195        75
  Time Warner, Inc., 8.18%, 2007                             1,130     1,264
  Verizon Wireless LLC, 5.38%, 2006
    (144A security acquired Dec. 2001 for $428) (b)            430       428

                                                         PRINCIPAL     VALUE
                                                             (000)     (000)
----------------------------------------------------------------------------
ENTERTAINMENT & COMMUNICATIONS continued
  Voicestream Wireless Corp.,
    Step Coupon (0% to 11/15/04), 2009                      $  598   $   520
  Winstar Communications, Inc.,
    Step Coupon (0% to 4/15/05), 2010 (a)                    1,185         1
    12.75%, 2010 (a)                                           340         1
  Worldcom, Inc.,
    7.50%, 2011                                                420       430
    8.25%, 2031                                              1,125     1,186
                                                                     -------
                                                                      10,526
                                                                     -------
FINANCIAL-11.2%
  American General Capital Corp., 8.13%, 2046
    (144A security acquired Jan. 2001 for $425) (b)            430       479
  Amvescap PLC, 5.90%, 2007
    (144A security acquired Dec. 2001 for $370) (b)            370       368
  Bank of America Corp., 7.80%, 2010                           315       345
  Citigroup, Inc., 5.75%, 2006                                 315       322
  Finova Group, Inc., 7.50%, 2009                              270       113
  Ford Motor Credit Co.,
    6.88%, 2006                                              1,475     1,474
    7.38%, 2009                                                355       350
  General Motors Acceptance Corp., 6.13%, 2006                 560       554
  Global Crossing Holdings Limited, 8.70%, 2007 (a)            360        31
  Goldman Sachs Group, Inc., 6.88%, 2011                       425       438
  Household Finance Corp., 6.38%, 2011                         520       504
  Korea Development Bank, 7.63%, 2002
    (144A security acquired Jan. 2000 for $495) (b)            500       511
  Morgan Stanley Group, Inc., 6.75%, 2011                      640       655
  Old Kent Bank,
    Step Coupon (7.75% to 8/10/05), 2010                       410       439
  Pemex Project Funding Master Trust, 9.13%, 2010              380       401
  Prudential Insurance Co. of America, 6.88%, 2003           1,450     1,498
  Royal Bank of Scotland Group PLC,
    Step Coupon (7.65% to 9/30/31) 2049                        425       430
  Standard Chartered Bank, 8.00%, 2031
    (144A security acquired Dec. 2001 for $291) (b)            280       285
  TPSA Financial BV, 7.75%, 2008
    (144A security acquired May 2001 for $502) (b)             510       506
  Union Planters Corp., 6.75%, 2005                            270       278
  Zions Bancorp.,
    Step Coupon (6.50%, 10/15/2006), 2011
    (144A security acquired Nov. 2001 for $363) (b)            360       352
                                                                     -------
                                                                      10,333
                                                                     -------
FOREIGN GOVERNMENT-3.8%
  Argentina (Republic of), 6.00%, 2023                         270       118
  Brazil Federative Republic, 10.13%, 2027                     160       114
  Bulgaria (National Republic), 4.56%, 2024 (c)                320       275


The Notes to Financial Statements are an integral part of these statements.   43

TimesSquare Core Plus Bond Fund

INVESTMENTS IN SECURITIES continued
December 31, 2001

                                                            PRINCIPAL      VALUE
                                                                (000)      (000)
--------------------------------------------------------------------------------
LONG-TERM BONDS continued
FOREIGN GOVERNMENT continued
  Columbia (Republic of), 10.00%, 2012                         $  230     $  227
  Peru (Republic of),
    Step Coupon (4.50% to 2003), 2017                             300        233
  Philippines (Republic of), 10.63%, 2025                         250        245
  Quebec (Province of Canada),
    5.50%, 2006                                                   525        535
    7.50%, 2023                                                   755        834
  Russian Federation
    Step Coupon (5.00% to 3/31/07), 2030                          810        470
    Step Coupon (5.00% to 3/31/07), 2030                          330        192
  United Mexican States
    9.88%, 2010                                                   120        133
    9.88%, 2010                                                    95        106
                                                                          ------
                                                                           3,482
                                                                          ------
INDUSTRIAL-4.8%
  BAE Systems Holdings, 6.40%, 2011
    (144A security acquired Dec. 2001 for $716) (b)               720        713
  Georgia Pacific Corp.,
    7.38%, 2025                                                   270        219
    8.88%, 2031                                                   240        237
  International Wire Group, 11.75%, 2005                          150        125
  Kaiser Aluminum & Chemical Corp., 12.75%, 2003 (a)              360        262
  Lockheed Martin Corp., 8.20%, 2009                            1,425      1,604
  Lukens, Inc., 7.63%, 2004 (a)                                   260         16
  Phelps Dodge Corp., 8.75, 2011                                  110        106
  Systems 2001 Asset Trust LLC, 7.16%, 2011
    (144A security acquired June 2001 for $199) (b)               199        200
  TFM SA DE CV,
    Step Coupon (0% to 6/15/02), 2009                             540        475
  USEC, Inc., 6.63%, 2006                                         190        177
  USX Marathon Group, 8.13%, 2023                                 240        259
                                                                          ------
                                                                           4,393
                                                                          ------
OIL & GAS-2.8%
  Coastal Corp., 7.50%, 2006                                      410        423
  Conoco Funding Co., 6.35%, 2011                                 680        689
  Occidental Petroleum Corp.,
    7.65%, 2006                                                   445        479
    9.25%, 2019                                                   370        431
  Williams Companies, Inc., 7.88%, 2021                           560        569
                                                                          ------
                                                                           2,591
                                                                          ------
SERVICES-0.3%
  Laidlaw, Inc., 7.88%, 2005 (a)                                  505        269
                                                                          ------

                                                            PRINCIPAL      VALUE
                                                                (000)      (000)
--------------------------------------------------------------------------------
STRUCTURED SECURITIES-4.5%
  American Express Credit, Ser. 1999-1A, 5.60%, 2006           $  850     $  883
  Beaver Valley II Funding Corp., 8.63%, 2007                     755        804
  IMC Home Equity Loan, 6.65%, 2029                               584        607
  Qwest Capital Funding, Inc.,
    7.00%, 2009
    (144A security acquired July 2001 for $1,307) (b)           1,315      1,264
  Residential Funding Mortgage, Ser. 1996, 7.75%, 2026            514        519
                                                                          ------
                                                                           4,077
                                                                          ------
TRANSPORTATION-1.9%
  American Airlines, 6.82%, 2011
    (144A security acquired May 2001, for $530) (b)               530        486
  Burlington Northern Santa Fe, 8.13%, 2020                       290        323
  Norfolk Southern Corp., 7.70%, 2017                             300        327
  Union Pacific Corp.,
    7.60%, 2005                                                   300        323
    5.75%, 2007                                                   300        295
                                                                          ------
                                                                           1,754
                                                                          ------
UTILITIES-2.8%
  AES Drax Energy Ltd., 11.50%, 2010                              160        107
  Detroit Edison Co., 6.13%, 2010                                 240        235
  First Energy Corp.,
    5.50%, 2006                                                   985        971
    7.38%, 2031                                                   140        137
  Korea Electric Power Corp., 6.38%, 2003                         345        359
  Niagara Mohawk Power Co., 7.38%, 2003                            85         88
  Pacific Gas & Electric, 10.38%, 2011                            190        200
  Progress Energy, Inc., 7.10%, 2011                              440        457
                                                                          ------
                                                                           2,554
                                                                          ------
U.S. GOVERNMENT & AGENCIES-40.6%
  Freddie Mac,
    6.75%, 2031                                                   540        573
  TBA's, (e)
    5.50%, 2016                                                 2,000      1,969
    6.00%, 2016                                                 2,250      2,259
    6.50%, 2016                                                 1,525      1,556
    5.50%, 2031                                                   550        519
  Fannie Mae,
    5.50%, 2014                                                   600        582
    5.50%, 2015                                                   625        612
    8.00%, 2030                                                 2,218      2,331
    7.00%, 2031                                                 1,901      1,942
    8.00%, 2031                                                   677        711


44   The Notes to Financial Statements are an integral part of these statements.

TimesSquare Core Plus Bond Fund

INVESTMENTS IN SECURITIES continued
December 31, 2001

                                                                PRINCIPAL      VALUE
                                                                    (000)      (000)
------------------------------------------------------------------------------------
LONG-TERM BONDS continued
U.S. GOVERNMENT & AGENCIES continued
  TBA's, (e)
    6.00%, 2016                                                $    1,725    $ 1,729
    7.00%, 2016                                                     1,000      1,034
    6.00%, 2031                                                     2,475      2,420
    6.50%, 2031                                                     7,605      7,605
    7.00%, 2031                                                     6,350      6,469
    7.50%, 2031                                                     2,475      2,554
  U.S. Treasury Bonds,
    8.75%, 2017                                                        65         85
    6.00%, 2026                                                       430        442
  U.S. Treasury Notes,
    6.25%, 2003                                                       150        157
    6.63%, 2007                                                       675        741
    5.50%, 2008                                                       705        735
    6.00%, 2009                                                       255        272
                                                                             -------
                                                                              37,297
                                                                             -------
TOTAL LONG-TERM BONDS
  (Cost - $79,978)                                                            79,000
                                                                             -------

                                                                NUMBER OF
                                                                   SHARES
                                                                ---------
PREFERRED STOCKS-2.0%
ENTERTAINMENT & COMMUNICATIONS-0.7%
  Centaur Funding Corp., 9.08%
    (144A security acquired Jan. 2001 for $524) (b)               500,000        554
  CSC Holdings, Inc.11.13%                                          1,100        116
                                                                             -------
                                                                                 670
                                                                             -------
FINANCIAL-1.3%
  Golden State Bancorp., 9.13%                                     13,570        339
  Citigroup, Inc., 5.86%
    (depository shares = 1/5 of preferred share)                   16,200        748
  IBJ Preferred Capital Co. LLC,
    Step Coupon (8.79% to 6/30/08) (b)
    (144A security acquired Dec. 2001 for $101)                       135        101
                                                                             -------
                                                                               1,188
                                                                             -------
TOTAL PREFERRED STOCKS
  (Cost $1,808)                                                                1,858
                                                                             -------
SHORT-TERM OBLIGATIONS-42.3%
MONEY MARKET FUND-42.2%
  CIGNA Funds Group - Money Market Fund                        38,819,787     38,820
                                                                             -------

                                                           PRINCIPAL           VALUE
                                                               (000)           (000)
------------------------------------------------------------------------------------
U.S. GOVERNMENT-0.1%
  U.S. Treasury Bills, 3.35%, 1/31/02 (c)                     $  100     $       100
                                                                         -----------
TOTAL SHORT-TERM OBLIGATIONS                                                  38,920
                                                                         -----------
  (Cost $38,920)
TOTAL INVESTMENTS IN SECURITIES-130.3%
  (Total Cost - $120,706) (g)                                                119,778
  Liabilities in excess of Cash and Other Assets - (30.3)%                   (27,887)
                                                                         -----------
NET ASSETS-100.0%                                                        $    91,891
                                                                         ===========

NOTES TO INVESTMENTS IN SECURITIES

 (a) Indicates defaulted security

 (b) Indicates restricted security; the aggregate value of restricted securities is $7,126,173 (aggregate cost $7,096,192), which is approximately 7.8% of net assets. Valuations have been furnished by brokers trading in the securities or a pricing service for all restricted securities

 (c) Variable rate security. Rate is as of December 31, 2001

 (d) Pledged as collateral for financial futures contracts. At December 31, 2001, the Fund was long 23, 2-year, 1, 5-year U.S. Treasury Notes and
 21, 30-year U.S. Treasury Bond futures contracts, and was short 27, 10-year U.S. Treasury Notes futures contracts, all expiring in March
 2002. Net unrealized gain amounted to $33,469. Underlying face values of the long and short positions were $7,059,515 and ($2,887,156), respectively, and underlying market values were $7,044,625 and ($2,838,797), respectively.

 (e) TBA (to be announced) refers to securities that are bought and sold for future settlement. Approximately $28,114,324 has been segregated to cover obligations arising under TBA purchases.

 (f) A summary of outstanding forward currency contracts, as of December 31, 2001, is as follows:

                                                            Net
 Settlement     Deliver/   Units of       Contract       Unrealized
 Date           Receive    Currency        Value        Depreciation
 ----------     --------   ---------     ----------     -------------
 Sells
 01/31/02         EURO     3,480,000     $3,103,749        $(9,959)
 Buys
 01/31/02         EURO     1,480,000     $1,346,900        $31,150

 Tax Information

 (g) At December 31, 2001, the net unrealized depreciation of investments, based on cost for federal income tax purposes of $120,980,828, was as follows:

 Aggregate gross unrealized appreciation for all investments
 in which there was an excess of value over tax cost                     $ 1,353,265

 Aggregate gross unrealized depreciation for all investments
 in which there was an excess of tax cost over value                      (2,556,119)
                                                                         -----------
 Unrealized depreciation - net                                           $(1,202,854)
                                                                         ===========

 (h) As of December 31, 2001, the components of distributable earnings
 (excluding unrealized appreciation/(depreciation) disclosed above) on a tax basis consisted of the following:

 Undistributed ordinary income                                           $   888,698

 Undistributed capital gains                                             $    66,471


The Notes to Financial Statements are an integral part of these statements.   45

CIGNA Funds Group

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2001
(In Thousands)

                                                             Balanced         Large         Large
                                                               Fund        Cap Growth/    Cap Value/
                                                         (sub-advised by      Morgan       John A.
                                                            Wellington       Stanley     Levin & Co.
                                                           Management)         Fund          Fund
----------------------------------------------------------------------------------------------------
Assets:
Investments in securities at value                          $ 12,813        $ 10,465      $ 15,990
Cash                                                              57              10             -
Foreign currency (Cost $7)                                         -               -             -
Interest and dividends receivable, net of
 withholding taxes                                                77               8            24
Receivable for investments sold                                    -             110            30
Futures variation margin receivable                                -               -             -
Receivable for forward currency contracts                          -               -             -
Receivable for fund shares sold                                    3               -            42
Receivable from investment adviser                                15              21             3
Prepaid registration fees                                         13              14            13
Investment for Trustees' deferred compensation plan                -               -             -
                                                            --------        --------      --------
 Total assets                                                 12,978          10,628        16,102
                                                            --------        --------      --------
Liabilities:
Payable for investments purchased                                 49             172             5
Futures variation margin payable                                   -               -             -
Swap contract payable                                              -               -             -
Payable for Fund shares redeemed                                   -               -            71
Custodian fees payable                                            10              13             5
Audit and legal fees payable                                       8               8             8
Advisory fees payable                                              -               -             -
Administrative services fees payable                               6               6             6
Shareholder servicing and distribution fees payable
 to Distributor                                                    6               6             6
Deferred Trustees' fees payable                                    -               -             -
Other accrued expenses                                             5               6            23
                                                            --------        --------      --------
 Total liabilities                                                84             211           124
                                                            --------        --------      --------
Net Assets                                                  $ 12,894        $ 10,417      $ 15,978
                                                            ========        ========      ========
Components of Net Assets:
Paid-in capital                                             $ 13,384        $ 13,507      $ 15,925
Undistributed (overdistributed) net investment income             49               -           126
Accumulated net realized gain (loss) on investments             (900)         (3,015)         (103)
Net unrealized appreciation (depreciation)
 of investments                                                  361             (75)           30
                                                            --------        --------      --------
Net Assets                                                  $ 12,894        $ 10,417      $ 15,978
                                                            ========        ========      ========
Net Assets
Institutional Class                                         $  4,585        $  3,347      $  4,915
Premier Class                                                  4,786           3,984         6,657
Retail Class                                                   3,523           3,086         4,406
                                                            --------        --------      --------
                                                            $ 12,894        $ 10,417      $ 15,978
                                                            ========        ========      ========
Shares Outstanding
Institutional Class                                              474             450           480
Premier Class                                                    495             537           652
Retail Class                                                     366             419           432
                                                            --------        --------      --------
                                                               1,335           1,406         1,564
                                                            ========        ========      ========
Net Asset Value and Redemption Price per Share
Institutional Class                                         $   9.68        $   7.44      $  10.24
Premier Class                                               $   9.67        $   7.41      $  10.22
Retail Class                                                $   9.64        $   7.37      $  10.19

Cost of Investments                                         $ 12,452        $ 10,540      $ 15,960
                                                            ========        ========      ========

                                                                                                      International   TimesSquare
                                                             S&P          Small           Small           Blend/         Core
                                                          500[RegTM]   Cap Growth/     Cap Value/        Bank of         Plus
                                                            Index      TimesSquare    Berger[RegTM]      Ireland         Bond
                                                             Fund          Fund           Fund             Fund          Fund
---------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments in securities at value                        $177,103     $ 20,673         $ 21,653        $  9,669       $119,778
Cash                                                             -            2               39              12             20
Foreign currency (Cost $7)                                       -            -                -               8              -
Interest and dividends receivable, net of
 withholding taxes                                             191            2               20              18(1)         878
Receivable for investments sold                                  -           20                -               -            467
Futures variation margin receivable                              -            -                -               -             11
Receivable for forward currency contracts                        -            -                -              14             21
Receivable for fund shares sold                                119           25               35              14              -
Receivable from investment adviser                               -           13               11               -             11
Prepaid registration fees                                       10           14               12              14             13
Investment for Trustees' deferred compensation plan             13            -                -               -              1
                                                          --------     --------         --------        --------       --------
 Total assets                                              177,436       20,749           21,770           9,749        121,200
                                                          --------     --------         --------        --------       --------
Liabilities:
Payable for investments purchased                                -            4              217               -         28,943
Futures variation margin payable                               253            -                -               -              -
Swap contract payable                                            -            -                -               -             21
Payable for Fund shares redeemed                                68            -               86               -            281
Custodian fees payable                                          23            9                8              13             17
Audit and legal fees payable                                    13            8                8               8              9
Advisory fees payable                                          128            -                -              11              -
Administrative services fees payable                            38            9                6               6             18
Shareholder servicing and distribution fees payable
 to Distributor                                                 20            8               10               7              1
Deferred Trustees' fees payable                                 13            -                -               -              1
Other accrued expenses                                          15            8                5               6             18
                                                          --------     --------         --------        --------       --------
 Total liabilities                                             571           46              340              51         29,309
                                                          --------     --------         --------        --------       --------
Net Assets                                                $176,865     $ 20,703         $ 21,430        $  9,698       $ 91,891
                                                          ========     ========         ========        ========       ========
Components of Net Assets:
Paid-in capital                                           $184,003      $21,200         $ 19,284        $ 12,498       $ 92,718
Undistributed (overdistributed) net investment income           71           (1)              34              10            567
Accumulated net realized gain (loss) on investments         (7,123)      (1,779)             348            (926)          (520)
Net unrealized appreciation (depreciation)
 of investments                                                (86)       1,283            1,764          (1,884)          (874)
                                                          --------     --------         --------        --------       --------
Net Assets                                                $176,865     $ 20,703         $ 21,430        $  9,698       $ 91,891
                                                          ========     ========         ========        ========       ========
Net Assets
Institutional Class                                       $155,364     $  9,441         $  7,079        $  3,466       $ 90,835
Premier Class                                                2,596        6,370            8,125           4,739            462
Retail Class                                                18,905        4,892            6,226           1,493            594
                                                          --------     --------         --------        --------       --------
                                                          $176,865     $ 20,703         $ 21,430        $  9,698       $ 91,891
                                                          ========     ========         ========        ========       ========
Shares Outstanding
Institutional Class                                         22,158          944              583             465          9,123
Premier Class                                                  370          639              670             636             46
Retail Class                                                 2,706          493              516             201             60
                                                          --------     --------         --------        --------       --------
                                                            25,234        2,076            1,769           1,302          9,229
                                                          ========     ========         ========        ========       ========
Net Asset Value and Redemption Price per Share
Institutional Class                                       $   7.01     $  10.00         $  12.15        $   7.46       $   9.96
Premier Class                                             $   7.01     $   9.97         $  12.12        $   7.45       $   9.95
Retail Class                                              $   6.99     $   9.93         $  12.07        $   7.42       $   9.92

Cost of Investments                                       $177,309     $ 19,390         $ 19,889        $ 11,568       $120,706
                                                          ========     ========         ========        ========       ========

(1) Including foreign tax reclaim receivable of $12 and cost of $12.


46   The Notes to Financial Statements are an integral part of these statements.

CIGNA Funds Group

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2001
(In Thousands)

                                                  Balanced         Large         Large
                                                    Fund        Cap Growth/    Cap Value/       S&P
                                              (sub-advised by      Morgan       John A.      500[RegTM]
                                                 Wellington       Stanley     Levin & Co.      Index
                                                Management)         Fund          Fund          Fund
-------------------------------------------------------------------------------------------------------
Investment Income:
 Dividends (net of foreign taxes withheld)       $    134         $     73     $    210       $  1,993
 Interest                                             275                9           54            909
                                                 --------         --------     --------       --------
                                                      409               82          264          2,902
Expenses:
 Investment advisory fees                              91               76           98            355
 Custodian fees and expenses                           47               61           31            182
 Administrative services fees                          21               20           21             80
 Registration fees                                     43               42           41             54
 Audit and legal fees                                   9                9            9             51
 Distribution fees
  Premier Class                                         -                -            -              -
  Retail Class                                          7                6            8             35
 Shareholder servicing fees
  Premier Class                                        10                8           12              3
  Retail Class                                          6                4            6             28
 Shareholder reports                                    2                1            2             28
 Other                                                  -                2            3             30
                                                 --------         --------     --------       --------
   Total expenses                                     236              229          231            846
   Less expenses waived and reimbursed
    by Adviser or distributor                        (116)            (134)         (93)          (361)
                                                 --------         --------     --------       --------
 Net expenses                                         120               95          138            485
                                                 --------         --------     --------       --------
Net Investment Income                                 289              (13)         126          2,417
                                                 --------         --------     --------       --------
Realized and Unrealized Gain (Loss)
 on Investments:
 Net realized gain (loss) from:
  Currency contracts                                    -                -            -              -
  Futures contracts                                     -                -            -         (5,076)
  Securities transactions                            (871)          (2,278)        (103)          (762)
                                                 --------         --------     --------       --------
                                                     (871)          (2,278)        (103)        (5,838)
                                                 --------         --------     --------       --------
 Net change in unrealized appreciation
 (depreciation):
  Currency contracts                                    -                -            -              -
  Futures contracts                                     -                -            -          1,148
  Investments                                         350              730         (582)       (20,839)
                                                 --------         --------     --------       --------
                                                      350              730         (582)       (19,691)
                                                 --------         --------     --------       --------
Net Realized and Unrealized Gain (Loss)
 on Investments                                      (521)          (1,548)        (685)       (25,529)
                                                 --------         --------     --------       --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations                       $   (232)        $ (1,561)    $   (559)      $(23,112)
                                                 ========         ========     ========       ========

                                                                             International    TimesSquare
                                                 Small           Small           Blend/          Core
                                              Cap Growth/     Cap Value/        Bank of          Plus
                                              TimesSquare    Berger[RegTM]      Ireland          Bond
                                                  Fund           Fund             Fund           Fund
---------------------------------------------------------------------------------------------------------
Investment Income:
 Dividends (net of foreign taxes withheld)      $     22       $    318         $    166      $    104
 Interest                                             47             44               15         5,338
                                                --------       --------         --------      --------
                                                      69            362              181         5,442
Expenses:
 Investment advisory fees                            175            169               93           461
 Custodian fees and expenses                          60             51               77           107
 Administrative services fees                         27             22               20            47
 Registration fees                                    44             44               41            44
 Audit and legal fees                                  9              9               10            19
 Distribution fees
  Premier Class                                        -              -                -            (a)
  Retail Class                                         8             10                3             1
 Shareholder servicing fees
  Premier Class                                       12             14               11             1
  Retail Class                                         7              8                3             1
 Shareholder reports                                   4              1                1            23
 Other                                                 1              1                2             6
                                                --------       --------         --------      --------
   Total expenses                                    347            329              261           710
   Less expenses waived and reimbursed
    by Adviser or distributor                       (128)          (114)            (147)         (309)
                                                --------       --------         --------      --------
 Net expenses                                        219            215              114           401
                                                --------       --------         --------      --------
Net Investment Income                               (150)           147               67         5,041
                                                --------       --------         --------      --------
Realized and Unrealized Gain (Loss)
 on Investments:
 Net realized gain (loss) from:
  Currency contracts                                   -              -               31           123
  Futures contracts                                    -              -                -            38
  Securities transactions                         (1,420)         2,498             (708)        4,719
                                                --------       --------         --------      --------
                                                  (1,420)         2,498             (677)        4,880
                                                --------       --------         --------      --------
 Net change in unrealized appreciation
 (depreciation):
  Currency contracts                                   -              -                6          (111)
  Futures contracts                                    -              -                -            64
  Investments                                        108            762           (1,545)       (2,538)
                                                --------       --------         --------      --------
                                                     108            762           (1,539)       (2,585)
                                                --------       --------         --------      --------
Net Realized and Unrealized Gain (Loss)
 on Investments                                   (1,312)         3,260           (2,216)        2,295
                                                --------       --------         --------      --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations                      $ (1,462)      $  3,407         $ (2,149)     $  7,336
                                                ========       ========         ========      ========

(a) Amount less than $1.


The Notes to Financial Statements are an integral part of these statements.   47

CIGNA Funds Group

STATEMENTS OF CHANGES IN NET ASSETS
(In Thousands)


                                                   Balanced Fund (sub-advised by         Large Cap Growth/
                                                      Wellington Management)(1)        Morgan Stanley Fund(1)
                                                  ------------------------------- -------------------------------
                                                   For the Year   For the Period   For the Year   For the Period
                                                      Ended           Ended            Ended          Ended
                                                   December 31,    December 31,    December 31,    December 31,
                                                       2001            2000            2001            2000
-----------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                         $    289         $    276        $    (13)       $    (29)
Net realized gain (loss) on Investments                  (871)              48          (2,278)           (737)
Net unrealized gain (loss) on Investments                 350               21             730            (805)
                                                     --------         --------        --------        --------
Net increase (decrease) from operations                  (232)             345          (1,561)         (1,571)
                                                     --------         --------        --------        --------
Dividends and Distributions:
From net investment income
 Institutional Class                                     (103)            (134)              -               -
 Premier Class                                            (98)            (140)              -               -
 Retail Class                                             (66)             (61)              -               -
From net realized capital gains
 Institutional Class                                        -                -               -               -
 Premier Class                                              -                -               -               -
 Retail Class                                               -                -               -               -
From capital
 Institutional Class                                        -                -               -               -
 Premier Class                                              -                -               -               -
 Retail Class                                               -                -               -               -
                                                     --------         --------        --------        --------
Total dividends and distributions                        (267)            (335)              -               -
                                                     --------         --------        --------        --------
Capital Share Transactions:
Institutional Class
Net proceeds from sales of shares                           2            4,500              15           4,500
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions           103              134               -               -
                                                     --------         --------        --------        --------
                                                          105            4,634              15           4,500
Cost of shares redeemed                                    (2)               -             (15)              -
                                                     --------         --------        --------        --------
Total from Institutional Class                            103            4,634               -           4,500
                                                     --------         --------        --------        --------
Premier Class
Net proceeds from sales of shares                         204            5,499             351           5,077
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions            98              140               -               -
                                                     --------         --------        --------        --------
                                                          302            5,639             351           5,077
Cost of shares redeemed                                  (283)            (678)            (90)            (38)
                                                     --------         --------        --------        --------
Total from Premier Class                                   19            4,961             261           5,039
                                                     --------         --------        --------        --------
Retail Class
Net proceeds from sales of shares                       1,959            2,316           1,602           2,729
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions            66               61               -               -
                                                     --------         --------        --------        --------
                                                        2,025            2,377           1,602           2,729
Cost of shares redeemed                                  (561)            (175)           (295)           (287)
                                                     --------         --------        --------        --------
Total from Retail Class                                 1,464            2,202           1,307           2,442
                                                     --------         --------        --------        --------
Net increase from Fund share transactions               1,586           11,797           1,568          11,981
                                                     --------         --------        --------        --------
Total Net Increase (Decrease) in Net Assets             1,087           11,807               7          10,410

Net Assets:
Beginning of period                                    11,807                -          10,410               -
                                                     --------         --------        --------        --------
End of period*                                       $ 12,894         $ 11,807        $ 10,417        $ 10,410
                                                     ========         ========        ========        ========
* Includes undistributed (overdistributed) net
  investment income of:                              $     49         $     12        $      -        $      -
                                                     ========         ========        ========        ========

                                                         Large Cap Value/
                                                     John A. Levin & Co. Fund(1)    S&P 500[RegTM] Index Fund
                                                  ------------------------------- ------------------------------
                                                   For the Year   For the Period   For the Year   For the Period
                                                      Ended           Ended           Ended           Ended
                                                   December 31,    December 31,    December 31,    December 31,
                                                       2001            2000            2001            2000
----------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                         $    126        $     98        $  2,417         $   4,187
Net realized gain (loss) on Investments                  (103)            739          (5,838)           52,198
Net unrealized gain (loss) on Investments                (582)            612         (19,691)          (78,927)
                                                     --------        --------        --------         ---------
Net increase (decrease) from operations                  (559)          1,449         (23,112)          (22,542)
                                                     --------        --------        --------         ---------
Dividends and Distributions:
From net investment income
 Institutional Class                                      (73)           (250)         (2,622)           (5,252)
 Premier Class                                            (86)           (282)            (41)              (20)
 Retail Class                                             (52)            (93)           (258)             (204)
From net realized capital gains
 Institutional Class                                        -               -              (a)          (35,060)
 Premier Class                                              -               -              (a)              (40)
 Retail Class                                               -               -              (a)             (225)
From capital
 Institutional Class                                        -               -               -                 -
 Premier Class                                              -               -               -                 -
 Retail Class                                               -               -               -                 -
                                                     --------        --------        --------         ---------
Total dividends and distributions                        (211)           (625)         (2,921)          (40,801)
                                                     --------        --------        --------         ---------
Capital Share Transactions:
Institutional Class
Net proceeds from sales of shares                           -           4,500              65            21,030
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions            73             250           2,622            40,312
                                                     --------        --------        --------         ---------
                                                           73           4,750           2,687            61,342
Cost of shares redeemed                                     -               -             (49)         (175,000)
                                                     --------        --------        --------         ---------
Total from Institutional Class                             73           4,750           2,638          (113,658)
                                                     --------        --------        --------         ---------
Premier Class
Net proceeds from sales of shares                       1,183           5,316           2,262             1,167
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions            86             282              41                60
                                                     --------        --------        --------         ---------
                                                        1,269           5,598           2,303             1,227
Cost of shares redeemed                                  (106)           (128)           (396)             (250)
                                                     --------        --------        --------         ---------
Total from Premier Class                                1,163           5,470           1,907               977
                                                     --------        --------        --------         ---------
Retail Class
Net proceeds from sales of shares                       3,207           1,778          13,371            12,932
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions            52              93             258               429
                                                     --------        --------        --------         ---------
                                                        3,259           1,871          13,629            13,361
Cost of shares redeemed                                  (653)             (9)         (3,254)           (1,776)
                                                     --------        --------        --------         ---------
Total from Retail Class                                 2,606           1,862          10,375            11,585
                                                     --------        --------        --------         ---------
Net increase from Fund share transactions               3,842          12,082          14,920          (101,096)
                                                     --------        --------        --------         ---------
Total Net Increase (Decrease) in Net Assets             3,072          12,906         (11,113)         (164,439)

Net Assets:
Beginning of period                                    12,906               -         187,978           352,417
                                                     --------        --------        --------         ---------
End of period*                                       $ 15,978        $ 12,906        $176,865         $ 187,978
                                                     ========        ========        ========         =========
* Includes undistributed (overdistributed) net
  investment income of:                              $    126        $    212        $     71         $      (6)
                                                     ========        ========        ========         =========

(1) Commenced operations on January 20, 2000.

(a) Amount less than $1.


48   The Notes to Financial Statements are an integral part of these statements.

CIGNA Funds Group

STATEMENTS OF CHANGES IN NET ASSETS continued
(In Thousands)

                                                         Small Cap Growth/               Small Cap Value/
                                                         TimesSquare Fund(2)            Berger[RegTM] Fund(1)
                                                  ------------------------------- -------------------------------
                                                   For the Year   For the Period   For the Year   For the Period
                                                      Ended           Ended           Ended           Ended
                                                   December 31,    December 31,    December 31,    December 31,
                                                       2001            2000            2001            2000
-----------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                        $   (150)        $   (33)        $   147         $   167
Net realized gain (loss) on investments               (1,420)            (98)          2,498           1,910
Net realized gain (loss) on investments                  108           1,175             762           1,002
                                                    --------         -------         -------         -------
Net increase (decrease) from operations               (1,462)          1,044           3,407           3,079
                                                    --------         -------         -------         -------
Dividends and Distributions:
From net investment income
 Institutional Class                                       -            (145)           (696)           (695)
 Premier Class                                             -             (58)           (787)           (738)
 Retail Class                                              -             (26)           (604)           (235)
From net realized capital gains
 Institutional Class                                       -               -            (192)              -
 Premier Class                                             -               -            (221)              -
 Retail Class                                              -               -            (172)              -
From capital
 Institutional Class                                       -             (79)              -               -
 Premier Class                                             -             (32)              -               -
 Retail Class                                              -             (14)              -               -
                                                    --------         -------         -------         -------
Total dividends and distributions                          -            (354)         (2,672)         (1,668)
                                                    --------         -------         -------         -------
Capital Share Transactions:
Institutional Class
Net proceeds from sales of shares                      4,667          16,193               -           4,500
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions            -             228             888             694
                                                    --------         -------         -------         -------
                                                       4,667          16,421             888           5,194
Cost of shares redeemed                              (11,094)              -               -               -
                                                    --------         -------         -------         -------
Total from Institutional Class                        (6,427)         16,421             888           5,194
                                                    --------         -------         -------         -------
Premier Class
Net proceeds from sales of shares                        470           6,148             730           4,871
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions            -              89           1,008             737
                                                    --------         -------         -------         -------
                                                         470           6,237           1,738           5,608
Cost of shares redeemed                                 (139)            (34)           (143)            (86)
                                                    --------         -------         -------         -------
Total from Premier Class                                 331           6,203           1,595           5,522
                                                    --------         -------         -------         -------
Retail Class
Net proceeds from sales of shares                      2,964           2,998           4,369           1,648
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions            -              37             776             235
                                                    --------         -------         -------         -------
                                                       2,964           3,035           5,145           1,883
Cost of shares redeemed                                 (800)           (252)           (896)            (47)
                                                    --------         -------         -------         -------
Total from Retail Class                                2,164           2,783           4,249           1,836
                                                    --------         -------         -------         -------
Net increase from Fund share transactions             (3,932)         25,407           6,732          12,552
                                                    --------         -------         -------         -------
Total Net Increase (Decrease) in Net Assets           (5,394)         26,097           7,467          13,963

Net Assets:
Beginning of period                                   26,097               -          13,963               -
                                                    --------         -------         -------         -------
End of period*                                      $ 20,703         $26,097         $21,430         $13,963
                                                    ========         =======         =======         =======
* Includes undistributed (overdistributed) net
  investment income of:                             $     (1)        $     -         $    34         $   432
                                                    ========         =======         =======         =======

                                                       International Blend/                 TimesSquare
                                                       Bank of Ireland Fund(3)         Core Plus Bond Fund(4)
                                                  ------------------------------- -------------------------------
                                                   For the Year   For the Period    For the Year   For the Period
                                                      Ended           Ended            Ended           Ended
                                                   December 31,    December 31,     December 31,    December 31,
                                                       2001            2000             2001            2000
-----------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                         $    67         $    53          $  5,041        $ 4,963
Net realized gain (loss) on investments                 (677)           (172)            4,880            711
Net realized gain (loss) on investments               (1,539)           (345)           (2,585)         1,854
                                                     -------         -------          --------        -------
Net increase (decrease) from operations               (2,149)           (464)            7,336          7,528
                                                     -------         -------          --------        -------
Dividends and Distributions:
From net investment income
 Institutional Class                                     (37)            (51)           (9,506)        (5,418)
 Premier Class                                           (40)            (58)              (36)            (8)
 Retail Class                                            (10)            (16)              (61)           (12)
From net realized capital gains
 Institutional Class                                       -               -              (589)           (54)
 Premier Class                                             -               -                (3)            (a)
 Retail Class                                              -               -                (6)            (a)
From capital
 Institutional Class                                       -             (40)                -              -
 Premier Class                                             -             (46)                -              -
 Retail Class                                              -             (13)                -              -
                                                     -------         -------          --------        -------
Total dividends and distributions                        (87)           (224)          (10,201)        (5,492)
                                                     -------         -------          --------        -------
Capital Share Transactions:
Institutional Class
Net proceeds from sales of shares                          -           4,500                 2         76,037
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions           37              92            10,095          5,473
                                                     -------         -------          --------        -------
                                                          37           4,592            10,097         81,510
Cost of shares redeemed                                    -               -                (2)             -
                                                     -------         -------          --------        -------
Total from Institutional Class                            37           4,592            10,095         81,510
                                                     -------         -------          --------        -------
Premier Class
Net proceeds from sales of shares                        835           5,441               340            117
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions           40             104                39              8
                                                     -------         -------          --------        -------
                                                         875           5,545               379            125
Cost of shares redeemed                                  (93)           (208)              (24)             -
                                                     -------         -------          --------        -------
Total from Premier Class                                 782           5,337               355            125
                                                     -------         -------          --------        -------
Retail Class
Net proceeds from sales of shares                        621           1,478               648            200
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions           10              28                67             12
                                                     -------         -------          --------        -------
                                                         631           1,506               715            212
Cost of shares redeemed                                 (214)            (49)             (292)             -
                                                     -------         -------          --------        -------
Total from Retail Class                                  417           1,457               423            212
                                                     -------         -------          --------        -------
Net increase from Fund share transactions              1,236          11,386            10,873         81,847
                                                     -------         -------          --------        -------
Total Net Increase (Decrease) in Net Assets           (1,000)         10,698             8,008         83,883
Net Assets:
Beginning of period                                   10,698               -            83,883              -
                                                     -------         -------          --------        -------
End of period*                                       $ 9,698         $10,698          $ 91,891        $83,883
                                                     =======         =======          ========        =======
* Includes undistributed (overdistributed) net
  investment income of:                              $    10         $     -          $    567        $   641
                                                     =======         =======          ========        =======

(1) Commenced operations on January 20, 2000.
(2) Commenced operations on January 21, 2000.
(3) Commenced operations on January 24, 2000.
(4) Commenced operations on December 31, 1999.
(a) Amount less than $1.


The Notes to Financial Statements are an integral part of these statements.   49

CIGNA Funds Group

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

                                                          Balanced Fund (sub-advised by           Large Cap Growth/
                                                             Wellington Management)(1)          Morgan Stanley Fund(1)
                                                         ------------------------------- ----------------------------------
                                                          For the Year   For the Period   For the Year     For the Period
                                                             Ended           Ended           Ended             Ended
                                                          December 31,    December 31,    December 31,      December 31,
                                                             2001(e)          2000            2001              2000
---------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                         $10.07         $ 10.00         $  8.72           $ 10.00
Income from investment operations
Net investment income (loss)(d)                                0.24            0.27              (A)(f)         (0.01)
Net realized and unrealized gain (loss) on investments        (0.41)           0.10           (1.28)            (1.27)
                                                             ------         -------         -------           -------
Total from investment operations                              (0.17)           0.37           (1.28)            (1.28)
                                                             ------         -------         -------           -------
Less dividends and distributions:
Dividends from net investment income                          (0.22)          (0.30)              -                 -
Distributions from net realized capital gains                     -               -               -                 -
                                                             ------         -------         -------           -------
Total dividends and distributions                             (0.22)          (0.30)              -                 -
                                                             ------         -------         -------           -------
Net asset value, end of period                               $ 9.68         $ 10.07         $  7.44           $  8.72
                                                             ------         -------         -------           -------
Total Return(a)                                               (1.67)%          3.66%(b)      (14.68)%          (12.80)%(b)
Ratios to Average Net Assets
Gross expenses                                                 1.72%           1.76%(c)        2.18%             1.79%(c)
Fees and expenses waived or borne by the
 Adviser or Distributor                                        0.92%           0.96%(c)        1.38%             0.99%(c)
Net expenses                                                   0.80%           0.80%(c)        0.80%             0.80%(c)
Net investment income (loss)(d)                                2.49%           2.78%(c)        0.06%            (0.11)%(c)
Portfolio Turnover                                              104%             67%(b)          91%               75%(b)
Net Assets, End of Period (000 omitted)                      $4,585         $ 4,663         $ 3,347           $ 3,926

                                                                Large Cap Value/
                                                           John A. Levin & Co. Fund(1)
                                                         ------------------------------
                                                          For the Year   For the Period
                                                             Ended           Ended
                                                          December 31,    December 31,
                                                              2001            2000
---------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                        $  10.85         $10.00
Income from investment operations
Net investment income (loss)(d)                                 0.11(f)        0.13
Net realized and unrealized gain (loss) on investments         (0.57)          1.28
                                                            --------         ------
Total from investment operations                               (0.46)          1.41
                                                            --------         ------
Less dividends and distributions:
Dividends from net investment income                           (0.15)         (0.56)
Distributions from net realized capital gains                      -              -
                                                            --------         ------
Total dividends and distributions                              (0.15)         (0.56)
                                                            --------         ------
Net asset value, end of period                              $  10.24         $10.85
                                                            --------         ------
Total Return(a)                                                (4.21)%        14.03%(b)
Ratios to Average Net Assets
Gross expenses                                                  1.47%          1.55%(c)
Fees and expenses waived or borne by the
 Adviser or Distributor                                         0.67%          0.75%(c)
Net expenses                                                    0.80%          0.80%(c)
Net investment income (loss)(d)                                 1.09%          1.05%(c)
Portfolio Turnover                                                45%            62%(b)
Net Assets, End of Period (000 omitted)                     $  4,915         $5,130

                                                                S&P 500[RegTM] Index Fund(2)
                                                          ----------------------------------------
                                                           For the Year/Period Ended December 31,
                                                          ----------------------------------------
                                                             2001           2000          1999
--------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                       $   8.11       $  10.09      $   8.55
Income from investment operations
Net investment income(d)                                       0.12           0.14          0.11
Net realized and unrealized gain (loss) on investments        (1.10)         (0.98)         1.66
                                                           --------       --------      --------
Total from investment operations                              (0.98)         (0.84)         1.77
                                                           --------       --------      --------
Less dividends and distributions:
Dividends from net investment income                          (0.12)         (0.19)        (0.14)
Distributions from net realized capital gains                    (A)         (0.95)        (0.09)
                                                           -----------    --------      --------
Total dividends and distributions                             (0.12)         (1.14)        (0.23)
                                                           --------       --------      --------
Net asset value, end of period                             $   7.01       $   8.11      $  10.09
                                                           --------       --------      --------
Total Return(a)                                              (12.08)%        (9.24)%       20.66%
Ratios to Average Net Assets
Gross expenses                                                 0.44%          0.38%         0.36%
Fees and expenses waived or borne by the
 Adviser or Distributor                                        0.19%          0.13%         0.01%
Net expenses                                                   0.25%          0.25%         0.35%
Net investment income(d)                                       1.59%          1.46%         1.11%
Portfolio Turnover                                                2%             9%            3%
Net Assets, End of Period (000 omitted)                    $155,364       $176,707      $352,417


                                                           S&P 500[RegTM] Index Fund(2)
                                                          ------------------------------
                                                            For the Year/Period Ended
                                                                   December 31,
                                                          ------------------------------
                                                                1998        1997
----------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                          $   6.77     $   6.18
Income from investment operations
Net investment income(d)                                          0.08         0.04
Net realized and unrealized gain (loss) on investments            1.83         0.59
                                                              --------     --------
Total from investment operations                                  1.91         0.63
                                                              --------     --------
Less dividends and distributions:
Dividends from net investment income                             (0.10)       (0.04)
Distributions from net realized capital gains                    (0.03)           -
                                                              --------     --------
Total dividends and distributions                                (0.13)       (0.04)
                                                              --------     --------
Net asset value, end of period                                $   8.55     $   6.77
                                                              --------     --------
Total Return(a)                                                  28.28%       10.23%(b)
Ratios to Average Net Assets
Gross expenses                                                    0.43%        0.70%(c)
Fees and expenses waived or borne by the
 Adviser or Distributor                                           0.08%        0.35%(c)
Net expenses                                                      0.35%        0.35%(c)
Net investment income(d)                                          1.27%        1.57%(c)
Portfolio Turnover                                                   3%           4%(b)
Net Assets, End of Period (000 omitted)                       $291,265     $105,845

(1) Commenced operations on January 20, 2000.
(2) Commenced operations on July 1, 1997. All per share data for the S&P 500[RegTM] Index Fund's Institutional Class as of December 31, 2001 and earlier has been restated to reflect a 1.62 to 1 stock split effective August 15, 2001.
(A) Less than $0.01 per share.
(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Not annualized.
(c) Annualized.
(d) Net Investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/ (overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(e) The Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was an increase of $0.01 per share. The effect to the ratio of net investment income to average net assets was an increase of 0.05%.
(f) Per share numbers have been calculated using average shares.


50   The Notes to Financial Statements are an integral part of these statements.

CIGNA Funds Group

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS continued

                                                        Small Cap Growth/                Small Cap Value/
                                                       TimesSquare Fund(2)             Berger[RegTM] Fund(1)
                                                --------------------------------- -------------------------------
                                                 For the Year    For the Period    For the Year   For the Period
                                                    Ended            Ended            Ended           Ended
                                                 December 31,     December 31,     December 31,    December 31,
                                                     2001             2000             2001            2000
-----------------------------------------------------------------------------------------------------------------
Share Operating Performance:
Net asset value, beginning of period                $11.00          $ 10.00           $11.38          $10.00
Income from investment operations
Net investment income (loss)(d)                      (0.06)           (0.01)            0.13(f)         0.34
Net realized and unrealized gain (loss) on
 investments                                         (0.94)            1.16             2.38            2.59
                                                    ------          -------           ------          ------
Total from investment operations                     (1.00)            1.15             2.51            2.93
                                                    ------          -------           ------          ------
Less dividends and distributions:
Dividends from net investment income                     -            (0.10)           (1.36)          (1.55)
Distributions from net realized capital gains            -                -            (0.38)              -
Distributions from capital                               -            (0.05)               -               -
                                                    ------          -------           ------          ------
Total dividends and distributions                        -            (0.15)           (1.74)          (1.55)
                                                    ------          -------           ------          ------
Net asset value, end of period                      $10.00          $ 11.00           $12.15          $11.38
                                                    ------          -------           ------          ------
Total Return(a)                                      (9.09)%          11.51%(b)        21.78%          29.22%(b)
Ratios to Average Net Assets
Gross expenses                                        1.75%            1.81%(c)         1.70%           1.98%(c)
Fees and expenses waived or borne by the
 Adviser or Distributor                               0.70%            0.76%(c)         0.65%           0.93%(c)
Net expenses                                          1.05%            1.05%(c)         1.05%           1.05%(c)
Net investment income (loss)(d)                      (0.66)%          (0.12)%(c)        1.03%           1.69%(c)
Portfolio Turnover                                     160%             140%(b)           59%            102%(b)
Net Assets, End of Period (000 omitted)             $9,441          $16,552           $7,079          $5,812

                                                      International Blend/                 TimesSquare
                                                     Bank of Ireland Fund(3)          Core Plus Bond Fund(4)
                                                --------------------------------- ------------------------------
                                                 For the Year    For the Period    For the Year   For the Period
                                                    Ended            Ended            Ended           Ended
                                                 December 31,     December 31,     December 31,    December 31,
                                                     2001             2000            2001(e)          2000
----------------------------------------------------------------------------------------------------------------
Share Operating Performance:
Net asset value, beginning of period               $  9.41          $10.00           $ 10.27         $ 10.00
Income from investment operations
Net investment income (loss)(d)                       0.07            0.07              0.59(f)         0.63
Net realized and unrealized gain (loss) on
 investments                                         (1.94)          (0.46)             0.29            0.34
                                                   -------          ------           -------         -------
Total from investment operations                     (1.87)          (0.39)             0.88            0.97
                                                   -------          ------           -------         -------
Less dividends and distributions:
Dividends from net investment income                 (0.08)          (0.11)            (1.12)          (0.69)
Distributions from net realized capital gains            -               -             (0.07)          (0.01)
Distributions from capital                               -           (0.09)                -               -
                                                   -------          ------           -------         -------
Total dividends and distributions                    (0.08)          (0.20)            (1.19)          (0.70)
                                                   -------          ------           -------         -------
Net asset value, end of period                     $  7.46          $ 9.41           $  9.96         $ 10.27
                                                   -------          ------           -------         -------
Total Return(a)                                     (19.85)%         (3.84)%(b)         8.80%           9.93%(b)
Ratios to Average Net Assets
Gross expenses                                        2.55%           2.59%(c)          0.80%           0.83%(c)
Fees and expenses waived or borne by the
 Adviser or Distributor                               1.50%           1.54%(c)          0.35%           0.38%(c)
Net expenses                                          1.05%           1.05%(c)          0.45%           0.45%(c)
Net investment income (loss)(d)                       0.91%           0.69%(c)          5.69%           6.74%(c)
Portfolio Turnover                                      12%             27%(b)           351%            310%(b)
Net Assets, End of Period (000 omitted)            $ 3,466          $4,326           $90,835         $83,540

(1) Commenced operations on January 20, 2000.
(2) Commenced operations on January 21, 2000.
(3) Commenced operations on January 24, 2000.
(4) Commenced operations on December 31, 1999.

(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Not annualized.
(c) Annualized.
(d) Net Investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/ (overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(e) The Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was a decrease of $0.01 per share. The effect to the ratio of net investment income to average net assets was a decrease of 0.07%.
(f) Per share numbers have been calculated using average shares.


The Notes to Financial Statements are an integral part of these statements.   51

CIGNA Funds Group

FINANCIAL HIGHLIGHTS - PREMIER CLASS

                                                          Balanced Fund (sub-advised by           Large Cap Growth/
                                                            Wellington Management)(1)           Morgan Stanley Fund(1)
                                                         ------------------------------- ------------------------------------
                                                          For the Year   For the Period    For the Year      For the Period
                                                             Ended           Ended            Ended              Ended
                                                          December 31,    December 31,     December 31,       December 31,
                                                             2001(e)          2000             2001               2000
-----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                         $10.05         $ 10.00          $  8.71            $ 10.00
Income from investment operations
Net investment income (loss)(d)                                0.23            0.25            (0.01)(f)          (0.03)
Net realized and unrealized gain (loss) on investments        (0.41)           0.09            (1.29)             (1.26)
                                                             ------         -------          -------            -------
Total from investment operations                              (0.18)           0.34            (1.30)             (1.29)
                                                             ------         -------          -------            -------
Less dividends and distributions:
Dividends from net investment income                          (0.20)          (0.29)               -                  -
Distributions from net realized capital gains                     -               -                -                  -
                                                             ------         -------          -------            -------
Total dividends and distributions                             (0.20)          (0.29)               -                  -
                                                             ------         -------          -------            -------
Net asset value, end of period                               $ 9.67         $ 10.05          $  7.41            $  8.71
                                                             ------         -------          -------            -------
Total Return(a)                                               (1.78)%          3.41%(b)       (14.93)%           (12.90)%(b)
Ratios to Average Net Assets
Gross expenses                                                 1.92%           1.96%(c)         2.38%              1.99%(c)
Fees and expenses waived or borne by the
 Adviser or Distributor                                        0.92%           0.96%(c)         1.38%              0.99%(c)
Net expenses                                                   1.00%           1.00%(c)         1.00%              1.00%(c)
Net investment income (loss)(d)                                2.32%           2.58%(c)        (0.15)%            (0.31)%(c)
Portfolio Turnover                                              104%             67%(b)           91%                75%(b)
Net Assets, End of Period (000 omitted)                      $4,786         $ 4,964          $ 3,984            $ 4,377



                                                                Large Cap Value/
                                                           John A. Levin & Co. Fund(1)     S&P 500[RegTM] Index Fund(2)
                                                         ------------------------------- --------------------------------
                                                          For the Year   For the Period   For the Year    For the Period
                                                             Ended           Ended           Ended            Ended
                                                          December 31,    December 31,    December 31,     December 31,
                                                              2001            2000            2001             2000
-------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                         $10.83          $10.00         $  8.11           $10.00
Income from investment operations
Net investment income (loss)(d)                                0.13(f)         0.10            0.08             0.15
Net realized and unrealized gain (loss) on investments        (0.61)           1.28           (1.07)           (0.82)
                                                             ------          ------         -------           ------
Total from investment operations                              (0.48)           1.38           (0.99)           (0.67)
                                                             ------          ------         -------           ------
Less dividends and distributions:
Dividends from net investment income                          (0.13)          (0.55)          (0.11)           (0.25)
Distributions from net realized capital gains                     -               -              (A)           (0.97)
                                                             ------          ------         --------          ------
Total dividends and distributions                             (0.13)          (0.55)          (0.11)           (1.22)
                                                             ------          ------         -------           ------
Net asset value, end of period                               $10.22          $10.83         $  7.01           $ 8.11
                                                             ------          ------         -------           ------
Total Return(a)                                               (4.39)%         13.78%(b)      (12.20)%          (7.64)%(b)
Ratios to Average Net Assets
Gross expenses                                                 1.67%           1.75%(c)        0.64%            0.58%(c)
Fees and expenses waived or borne by the
 Adviser or Distributor                                        0.67%           0.75%(c)        0.29%            0.23%(c)
Net expenses                                                   1.00%           1.00%(c)        0.35%            0.35%(c)
Net investment income (loss)(d)                                0.89%           0.85%(c)        1.59%            1.36%(c)
Portfolio Turnover                                               45%             62%(b)           2%               9%(b)
Net Assets, End of Period (000 omitted)                      $6,657          $5,842         $ 2,596           $  846

                                                                Small Cap Growth/               Small Cap Value/
                                                               TimesSquare Fund(2)            Berger[RegTM] Fund(1)
                                                         ------------------------------- -------------------------------
                                                          For the Year   For the Period   For the Year   For the Period
                                                             Ended           Ended           Ended           Ended
                                                          December 31,    December 31,    December 31,    December 31,
                                                              2001            2000            2001            2000
------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                         $10.98          $10.00          $11.37         $10.00
Income from investment operations
Net investment income (loss)(d)                               (0.08)          (0.02)           0.10(f)        0.32
Net realized and unrealized gain (loss) on investments        (0.93)           1.15            2.37           2.59
                                                             ------          ------          ------         ------
Total from investment operations                              (1.01)           1.13            2.47           2.91
                                                             ------          ------          ------         ------
Less dividends and distributions:
Dividends from net investment income                              -           (0.10)          (1.34)         (1.54)
Distributions from net realized capital gains                     -               -           (0.38)             -
Distributions from capital                                        -           (0.05)              -              -
                                                             ------          ------          ------         ------
Total dividends and distributions                                 -           (0.15)          (1.72)         (1.54)
                                                             ------          ------          ------         ------
Net asset value, end of period                               $ 9.97          $10.98          $12.12         $11.37
                                                             ------          ------          ------         ------
Total Return(a)                                               (9.20)%         11.26%(b)       21.53%         28.96%(b)
Ratios to Average Net Assets
Gross expenses                                                 1.95%           2.01%(c)        1.90%          2.18%(c)
Fees and expenses waived or borne by the
 Adviser or Distributor                                        0.70%           0.76%(c)        0.65%          0.93%(c)
Net expenses                                                   1.25%           1.25%(c)        1.25%          1.25%(c)
Net investment income (loss)(d)                               (0.87)%         (0.32)%(c)       0.82%          1.49%(c)
Portfolio Turnover                                              160%            140%(b)          59%           102%(b)
Net Assets, End of Period (000 omitted)                      $6,370          $6,640          $8,125         $6,178

                                                              International Blend/                TimesSquare
                                                             Bank of Ireland Fund(3)         Core Plus Bond Fund(2)
                                                         ------------------------------- -------------------------------
                                                          For the Year   For the Period   For the Year   For the Period
                                                             Ended           Ended           Ended           Ended
                                                          December 31,    December 31,    December 31,    December 31,
                                                              2001            2000           2001(e)          2000
------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                        $  9.39          $10.00          $10.28          $10.00
Income from investment operations
Net investment income (loss)(d)                                0.05            0.04            0.50(f)         0.57
Net realized and unrealized gain (loss) on investments        (1.93)          (0.45)           0.34            0.40
                                                            -------          ------          ------          ------
Total from investment operations                              (1.88)          (0.41)           0.84            0.97
                                                            -------          ------          ------          ------
Less dividends and distributions:
Dividends from net investment income                          (0.06)          (0.11)          (1.10)          (0.68)
Distributions from net realized capital gains                     -               -           (0.07)          (0.01)
Distributions from capital                                        -           (0.09)              -               -
                                                            -------          ------          ------          ------
Total dividends and distributions                             (0.06)          (0.20)          (1.17)          (0.69)
                                                            -------          ------          ------          ------
Net asset value, end of period                              $  7.45          $ 9.39          $ 9.95          $10.28
                                                            -------          ------          ------          ------
Total Return(a)                                              (19.98)%         (4.09)%(b)       8.36%           9.92%(b)
Ratios to Average Net Assets
Gross expenses                                                 2.80%           2.84%(c)        1.20%           1.23%(c)
Fees and expenses waived or borne by the
 Adviser or Distributor                                        1.55%           1.59%(c)        0.35%           0.38%(c)
Net expenses                                                   1.25%           1.25%(c)        0.85%           0.85%(c)
Net investment income (loss)(d)                                0.65%           0.49%(c)        5.15%           6.34%(c)
Portfolio Turnover                                               12%             27%(b)         351%            310%(b)
Net Assets, End of Period (000 omitted)                     $ 4,739          $5,001         $  462           $  128

(1) Commenced operations on January 20, 2000.
(2) Commenced operations on January 21, 2000.
(3) Commenced operations on January 24, 2000.
(A) Amount less than $0.01 per share.
(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Not annualized.
(c) Annualized.
(d) Net Investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(e) The Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was an increase of $0.01 and a decrease of $0.01 per share for the Balanced and TimesSquare Core Plus Bond Funds respectively. The effect to the ratio of net investment income to average net assets was an increase of 0.04% and a decrease of 0.06% for the Balanced and TimesSquare Core Plus Bond Funds respectively.
(f) Per share numbers have been calculated using average shares.


52  The Notes to Financial Statements are an integral part of these statements.

CIGNA Funds Group

FINANCIAL HIGHLIGHTS - RETAIL CLASS

                                                 Balanced Fund (sub-advised by           Large Cap Growth/
                                                   Wellington Management)(1)           Morgan Stanley Fund(1)
                                                ------------------------------- ------------------------------------
                                                 For the Year   For the Period    For the Year      For the Period
                                                     Ended           Ended            Ended             Ended
                                                 December 31,    December 31,     December 31,       December 31,
                                                    2001(e)          2000             2001               2000
--------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period               $  10.04       $  10.00         $    8.69        $     10.00
Income from investment operations
Net investment income (loss)(d)                        0.21           0.17             (0.03)(f)          (0.04)
Net realized and unrealized gain (loss) on
 investments                                          (0.42)          0.16             (1.29)             (1.27)
                                                   --------       --------         ---------        -----------
Total from investment operations                      (0.21)          0.33             (1.32)             (1.31)
                                                   --------       --------         ---------        -----------
Less dividends and distributions:
Dividends from net investment income                  (0.19)         (0.29)                -                  -
Distributions from net realized capital gains             -              -                 -                  -
                                                   --------       --------         ---------        -----------
Total dividends and distributions                     (0.19)         (0.29)                -                  -
                                                   --------       --------         ---------        -----------
Net asset value, end of period                     $   9.64       $  10.04         $    7.37        $      8.69
                                                   --------       --------         ---------        -----------
Total Return(a)                                       (2.14)%         3.25%(b)        (15.19)%           (13.10)%(b)
Ratios to Average Net Assets
Gross expenses                                         2.17%          2.21%(c)          2.63%              2.24%(c)
Fees and expenses waived or borne by the
 Adviser or Distributor                                0.92%          0.96%(c)          1.38%              0.99%(c)
Net expenses                                           1.25%          1.25%(c)          1.25%              1.25%(c)
Net investment income (loss)(d)                        2.07%          2.33%(c)         (0.39)%            (0.56)%(c)
Portfolio Turnover                                      104%            67%(b)            91%                75%(b)
Net Assets, End of Period (000 omitted)            $  3,523       $  2,180         $   3,086        $     2,107



                                                       Large Cap Value/
                                                  John A. Levin & Co. Fund(1)      S&P 500[RegTM] Index Fund(2)
                                                ------------------------------- ---------------------------------
                                                 For the Year   For the Period   For the Year    For the Period
                                                     Ended           Ended           Ended            Ended
                                                 December 31,    December 31,    December 31,     December 31,
                                                     2001            2000            2001             2000
-----------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period              $  10.81        $   10.00       $    8.09       $    10.00
Income from investment operations
Net investment income (loss)(d)                       0.06(f)          0.07            0.09             0.13
Net realized and unrealized gain (loss) on
 investments                                         (0.56)            1.28           (1.09)           (0.83)
                                                  --------        ---------       ---------       ----------
Total from investment operations                     (0.50)            1.35           (1.00)           (0.70)
                                                  --------        ---------       ---------       ----------
Less dividends and distributions:
Dividends from net investment income                 (0.12)           (0.54)          (0.10)           (0.24)
Distributions from net realized capital gains            -                -                (A)         (0.97)
                                                  --------        ---------       ------------    ----------
Total dividends and distributions                    (0.12)           (0.54)          (0.10)           (1.21)
                                                  --------        ---------       ---------       ----------
Net asset value, end of period                    $  10.19        $   10.81       $    6.99       $     8.09
                                                  --------        ---------       ---------       ----------
Total Return(a)                                      (4.61)%          13.52%(b)      (12.41)%          (7.94)%(b)
Ratios to Average Net Assets
Gross expenses                                        1.92%            2.00%(c)        0.89%            0.83%(c)
Fees and expenses waived or borne by the
 Adviser or Distributor                               0.67%            0.75%(c)        0.29%            0.23%(c)
Net expenses                                          1.25%            1.25%(c)        0.60%            0.60%(c)
Net investment income (loss)(d)                       0.64%            0.60%(c)        1.27%            1.11%(c)
Portfolio Turnover                                      45%              62%(b)           2%               9%(b)
Net Assets, End of Period (000 omitted)           $  4,406        $   1,934       $  18,905       $   10,427

                                                        Small Cap Growth/                Small Cap Value/
                                                       TimesSquare Fund(2)              Berger[RegTM] Fund(1)
                                                --------------------------------- -------------------------------
                                                 For the Year    For the Period    For the Year   For the Period
                                                     Ended            Ended            Ended           Ended
                                                 December 31,     December 31,     December 31,    December 31,
                                                     2001             2000             2001            2000
-----------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period               $  10.96       $    10.00        $  11.34        $   10.00
Income from investment operations
Net investment income (loss)(d)                       (0.07)           (0.04)           0.07(f)          0.27
Net realized and unrealized gain (loss) on
 investments                                          (0.96)            1.14            2.36             2.60
                                                   --------       ----------        --------        ---------
Total from investment operations                      (1.03)            1.10            2.43             2.87
                                                   --------       ----------        --------        ---------
Less dividends and distributions:
Dividends from net investment income                      -            (0.09)          (1.32)           (1.53)
Distributions from net realized capital gains             -                -           (0.38)               -
Distributions from capital                                -            (0.05)              -                -
                                                   --------       ----------        --------        ---------
Total dividends and distributions                         -            (0.14)          (1.70)           (1.53)
                                                   --------       ----------        --------        ---------
Net asset value, end of period                     $   9.93       $    10.96        $  12.07        $   11.34
                                                   --------       ----------        --------        ---------
Total Return(a)                                       (9.40)%          11.00%(b)       21.28%           28.60%(b)
Ratios to Average Net Assets
Gross expenses                                         2.18%            2.26%(c)        2.15%            2.43%(c)
Fees and expenses waived or borne by the
 Adviser or Distributor                                0.68%            0.76%(c)        0.65%            0.93%(c)
Net expenses                                           1.50%            1.50%(c)        1.50%            1.50%(c)
Net investment income (loss)(d)                       (1.14)%          (0.57)%(c)       0.58%            1.24%(c)
Portfolio Turnover                                      160%             140%(b)          59%             102%(b)
Net Assets, End of Period (000 omitted)            $  4,892       $    2,905        $  6,226        $   1,9793

(1) Commenced operations on January 20, 2000.
(2) Commenced operations on January 21, 2000.
(3) Commenced operations on January 24, 2000.
(A) Amount less than $0.01 per share.
(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Not annualized.
(c) Annualized.
(d) Net Investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(e) The Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was an increase of $0.02 and a decrease of $0.01 per share for the Balanced and TimesSquare Core Plus Bond Funds respectively. The effect to the ratio of net investment income to average net assets was an increase of 0.05% and a decrease of 0.06% for the Balanced and TimesSquare Core Plus Bond Funds respectively.
(f) Per share numbers have been calculated using average shares.


                                                      International Blend/                 TimesSquare
                                                     Bank of Ireland Fund(3)           Core Plus Bond Fund(2)
                                                --------------------------------- ------------------------------
                                                 For the Year    For the Period    For the Year   For the Period
                                                     Ended            Ended            Ended          Ended
                                                 December 31,     December 31,     December 31,    December 31,
                                                     2001             2000            2001(e)          2000
----------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period              $    9.37       $    10.00        $  10.27        $  10.00
Income from investment operations
Net investment income (loss)(d)                        0.04                 (A)         0.54(f)         0.51
Net realized and unrealized gain (loss) on
 investments                                          (1.94)           (0.44)           0.28            0.45
                                                  ---------       ----------        --------        --------
Total from investment operations                      (1.90)           (0.44)           0.82            0.96
                                                  ---------       ----------        --------        --------
Less dividends and distributions:
Dividends from net investment income                  (0.05)           (0.10)          (1.10)          (0.68)
Distributions from net realized capital gains             -                -           (0.07)          (0.01)
Distributions from capital                                -            (0.09)              -               -
                                                  ---------       ----------        --------        --------
Total dividends and distributions                     (0.05)           (0.19)          (1.17)          (0.69)
                                                  ---------       ----------        --------        --------
Net asset value, end of period                    $    7.42       $     9.37        $   9.92        $  10.27
                                                  ---------       ----------        --------        --------
Total Return(a)                                      (20.29)%          (4.35)%(b)       8.20%           9.79%(b)
Ratios to Average Net Assets
Gross expenses                                         3.05%            3.09%(c)        1.30%           1.33%(c)
Fees and expenses waived or borne by the
 Adviser or Distributor                                1.55%            1.59%(c)        0.35%           0.38%(c)
Net expenses                                           1.50%            1.50%(c)        0.95%           0.95%(c)
Net investment income (loss)(d)                        0.38%            0.24%(c)        5.15%           6.24%(c)
Portfolio Turnover                                       12%              27%(b)         351%            310%(b)
Net Assets, End of Period (000 omitted)           $   1,493       $    1,371        $    594        $    215

(1) Commenced operations on January 20, 2000.
(2) Commenced operations on January 21, 2000.
(3) Commenced operations on January 24, 2000.
(A) Amount less than $0.01 per share.
(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Not annualized.
(c) Annualized.
(d) Net Investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(e) The Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was an increase of $0.02 and a decrease of $0.01 per share for the Balanced and TimesSquare Core Plus Bond Funds respectively. The effect to the ratio of net investment income to average net assets was an increase of 0.05% and a decrease of 0.06% for the Balanced and TimesSquare Core Plus Bond Funds respectively.
(f) Per share numbers have been calculated using average shares.


The Notes to Financial Statements are an integral part of these statements.   53

CIGNA Funds Group

NOTES TO FINANCIAL STATEMENTS

1. Organization. CIGNA Funds Group, a Massachusetts business trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. At December 31, 2001, the Trust offered nine separate series. Information on eight of these series (referred to as the "Funds" or individually as the "Fund") is presented in this report, including: Balanced Fund (sub-advised by Wellington Management) ("Balanced Fund"), Large Cap Growth/Morgan Stanley Fund ("Large Cap Growth Fund"), Large Cap Value/John A. Levin & Co. Fund ("Large Cap Value Fund"), S&P 500[RegTM] Index Fund, Small Cap Growth/TimesSquare Fund ("Small Cap Growth Fund"), Small Cap Value/Berger[RegTM] Fund ("Small Cap Value Fund"), International Blend/Bank of Ireland Fund ("International Blend Fund"), and TimesSquare Core Plus Bond Fund ("Core Plus Bond Fund"). The financial statements of Money Market Fund are presented in a separate report. The Trust offers three classes of shares in each Fund: Institutional Class, Premier Class and Retail Class. Expenses of the Fund are borne pro rata by the holders of each Class of shares, except that each Class bears expenses unique to that Class (including any applicable shareholder servicing fee or distribution fee). Shares of each Class would receive their pro rata share of net assets of the Fund if the Fund were liquidated. In addition, the Trustees approve separate dividends on each Class of shares. The Premier Class Shares of the Funds have a shareholder servicing fee. The Retail Class Shares of the Funds (and Premier Class shares of the Core Plus Bond Fund) have a shareholder servicing fee and a distribution fee.

2. Significant Accounting Policies. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

   A. Security Valuation - Equity securities, including warrants, that are listed on a national securities exchange or part of the NASDAQ National Market System are valued at the last sale price or, if there has been no sale that day, at the last bid price. Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates value. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value as determined in good faith by, or under the authority of, the Board of Trustees.

   B. Delayed Delivery Commitments - The Funds may enter into commitment agreements, i.e. TBA's, for the purchase of securities at an agreed-upon price on a specified future date. Since the delivery and payment for such securities can be scheduled to take place up to three months after the transaction date, they are subject to market fluctuations. The Funds do not begin to earn interest on such purchase commitments until settlement date. The Funds may sell a purchase commitment prior to settlement for the purpose of enhancing its total return. The Funds segregate assets with a market value equal to the amount of its purchase commitments. To the extent securities are segregated, they may not be available for sale or to meet redemptions. Delayed delivery commitments may increase a Fund's exposure to market fluctuations and may increase the possibility that a Fund may realize a short-term gain (subject to taxation) or loss if the Fund must engage in portfolio transactions in order to honor its commitments. Due to the longer settlement period, there may be an increased risk of failure of the other party to honor the transaction. The Funds record changes in market value of the securities underlying unsettled commitments in unrealized gains and losses. Gains and losses are realized upon sale of the commitment.

   C. Foreign Currency Translations - Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis:

   (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

CIGNA Funds Group

NOTES TO FINANCIAL STATEMENTS continued

   (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

   The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

   Net realized and unrealized gains (losses) from foreign currency-related transactions include gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest, and foreign withholding taxes.

   D. Forward Currency Transactions - Certain Funds are authorized to enter into forward exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

   E. Futures Contracts - Certain Funds are authorized to enter into futures contracts. A Fund may use futures contracts for reasons such as managing its exposure to the markets or movements in interest rates and currency values. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the initial margin requirements. During the period a futures contract is open, changes in the value of a contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Daily variation margin payments are received or made, depending on whether there were unrealized gains or losses. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts include the risk that a change in the value of the contract may not correlate with the value of the underlying securities and the possibility of an illiquid market.

   F. Repurchase Agreements - The Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation, subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. It is the Funds' policy that the market value of the collateral must be at least equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset any losses incurred.

   G. Swap Agreements - The Funds may enter into swap agreements for investment, hedging and risk management purposes. For example, a Fund may enter into swap agreements to preserve a return on a particular investment or a portion of its portfolio and as a technique for managing duration (i.e., price sensitivity to changes in interest rates). Swaps involve the exchange of commitments to pay or receive, e.g., an exchange of floating rate payments for fixed rate payments and/or payments of the appreciation or depreciation of a security or an index. If forecasts of interest rates and other market factors, including those that may impact the indexes of the total return swaps, are incorrect, investment performance will differ compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or the counterparty to a transaction may default.

   During 2001, the Core Plus Bond Fund entered into swap agreements with Bear Stearns for a notional amounts of $790,000, $1,490,000 and $750,000. The terms of

CIGNA Funds Group

NOTES TO FINANCIAL STATEMENTS continued

   the agreement require the Fund to pay the LIBOR Rate (which is set monthly) plus 80, 122.5 and 75 basis points, respectively, and to receive the monthly total return on the Bear Stearns High Yield Bond Index, both based on the notional amount. The Fund records the net daily amount receivable/payable in an unrealized gain or loss account. The net receivable/payable is settled in cash monthly and recorded as a capital gain or loss. The contracts terminate on January 1, 2002, August 1, 2002, and December 1, 2002, respectively.

   H. Security Transactions and Related Investment Income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-date, and interest income is recorded on the accrual basis, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Securities gains and losses are determined on the basis of identified cost.

   Effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and now amortize premium and discount on all debt securities. The cumulative effect of this accounting change was an increase to undistributed net investment income and decrease to unrealized appreciation (depreciation) of $9,760 and $142,744 for the Balanced Fund and Core Plus Bond Fund, respectively, as of December 31, 2000. The effect of this accounting change for the year ended December 31, 2001, was to increase net investment income by $5,871, decrease net realized gain (loss) by $7,788 and increase net unrealized appreciation (depreciation) by $1,918 for the Balanced Fund and decrease net investment income by $57,943; decrease net realized gain (loss) by $71,417 and increase net unrealized appreciation (depreciation) by $129,360 for the Core Plus Bond Fund. The Statements of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation. There was no impact on the total net assets of the Funds. Prior to the change, the Funds did not amortize premiums or discounts for book purposes, except for original issue discounts, that were accreted over the life of the respective securities.

   I. Federal Taxes - For federal income tax purposes, each Fund in the Trust is taxed as a separate entity. It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income or net capital gains have been accrued. Distributions reported in the Statements of Changes in Net Assets from net investment income, including short-term capital gains, and capital gains are treated as ordinary income and long term capital gains, respectively, for federal income tax purposes.

   During 2001, Balanced Fund, Large Cap Growth Fund, International Blend Fund, Small Cap Growth Fund, and Core Plus Bond Fund each had a post-October loss amounting to $49,486, $120,643, $171,956, $39,973, and
   $14,709, respectively. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

   J. Foreign Taxes on Dividends - Dividend income on the Statement of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Balanced Fund, $775; Large Cap Growth Fund, $43; Large Cap Value Fund, $845; S&P 500[RegTM] Index Fund, $8,944; and International Blend Fund, $21,390.

   K. Dividends and Distributions to Shareholders - Dividends from net investment income, if any, and distributions from net capital gains, to the extent such gains would otherwise be taxable to the Fund, are declared and distributed at least annually (net investment income is declared and distributed monthly for TimesSquare Core Plus Bond Fund).

   Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign securities, capital loss carryforwards, deferred losses due to wash sales, excise tax regulations and net operating losses. To the extent that such differences are permanent, a reclassification of the Components of Net Assets may

CIGNA Funds Group

NOTES TO FINANCIAL STATEMENTS continued

   be required. As a result, at December 31, 2001 the following reclassifications were done:

(In Thousands)

                               Undistributed
                             (Overdistributed)      Accumulated
                               Net Investment      Net Realized      Paid-in
                                   Income           Gain (Loss)      Capital
Balanced Fund                    $    5              $    (6)        $   1
Large Cap Growth Fund                13                    -           (13)
Large Cap Value Fund                 (1)                   -             1
S&P 500[RegTM] Index Fund           581                 (584)            3
Small Cap Growth Fund               149                    -          (149)
Small Cap Value Fund              1,542               (1,542)            -
International Blend Fund             30                  (30)            -
Core Plus Bond Fund               4,345               (4,344)           (1)

   L. Multiclass Operations - Each Class offered by the Trust has equal rights as to net assets. Income, non-specific expenses, and realized and unrealized capital gains and losses are allocated to each Class of shares based on the relative net assets of each Class.

3. Investment Advisory Fees and Other Transactions with Affiliates. Investment advisory fees are paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate for each Fund (see below) applied to the average daily net assets of the Fund. TimesSquare has contractually agreed to reimburse or bear any other expenses for each Fund for any amount by which its expenses (including the advisory fee, but excluding interest, taxes, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceed, on an annual basis, certain percentages of average daily net assets until April 30, 2003, and thereafter, to the extent described in the Fund's then current prospectus. These percentages are as follows:

                                         Maximum Operating
                                           Expense Ratio
                               -------------------------------------
                   Advisory     Institutional     Premier     Retail
Fund                  Fee           Class          Class      Class
Balanced Fund        0.75%           0.80%          1.00%      1.25%
Large Cap
Growth Fund          0.80            0.80           1.00       1.25


                                         Maximum Operating
                                           Expense Ratio
                               -------------------------------------
                   Advisory     Institutional     Premier     Retail
Fund                  Fee           Class          Class      Class
Large Cap
Value Fund           0.75%           0.80%          1.00%      1.25%
S&P 500[RegTM]
Index Fund           0.25            0.25           0.35       0.60
Small Cap
Growth Fund          1.00            1.05           1.25       1.50
Small Cap
Value Fund           1.00            1.05           1.25       1.50
International
Blend Fund           1.00            1.05           1.25       1.50
Core Plus
Bond Fund            0.60            0.45           0.85       0.95

TimesSquare retains the right to be repaid by a Fund if the Fund's expenses fall below the percentages specified above prior to the end of the fiscal year or within three years after TimesSquare waives advisory fees or reimburses a Fund's operating expenses.

The Balanced, Large Cap Growth, Large Cap Value, Small Cap Value and International Blend Funds use sub-advisers. Each sub-adviser has the responsibility for determining what investments shall be purchased, held and sold for its particular Fund. TimesSquare is responsible for selecting and monitoring the performance of the sub-advisers, and for overall management of the business affairs of all of the Funds. TimesSquare has the ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination, and replacement.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds may invest excess cash, up to 25% of each Fund's total assets, in the affiliated Money Market Fund (MMF) managed by TimesSquare. TimesSquare will waive the amount of its advisory fee for the Funds by an amount that offsets the amount of the advisory fees incurred in the affiliated Fund as a result of its investment in MMF. Income distributions from MMF for the year ended December 31, 2001, are recorded as interest income in the Statement of Operations as follows:

CIGNA Funds Group

NOTES TO FINANCIAL STATEMENTS continued

(In Thousands)

Balanced Fund                                                             $ 20
Large Cap Growth Fund                                                        9
Large Cap Value Fund                                                        52
S&P 500[RegTM] Index Fund                                                  844
Small Cap Growth Fund                                                       47
Small Cap Value Fund                                                        44
International Blend Fund                                                    15
Core Plus Bond Fund                                                        602

For administrative services, the Funds reimburse TimesSquare for a portion of the compensation and related expenses of the Trust's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ended December 31, 2001, the Funds paid or accrued $258,705. (The amount incurred by each Fund may be found in the Statement of Operations.)

With respect to Retail Class shares (and also the Premier Class of Core Plus Bond Fund), the Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, which requires the payment of an annual rate of 0.25%, applied to the average daily net assets of each class (0.15% for the Premier Class of Core Plus Bond Fund), to CIGNA Financial Services, Inc. ("CFS"), the Funds' distributor. The distribution fees received from the 12b-1 plan are used for services provided to the Retail Class (and also the Premier Class of Core Plus Bond Fund) and expenses primarily intended to result in the sale of such shares. Premier and Retail Class shares are also subject to a shareholder servicing fee payable to CFS equal to 0.20% annually (0.25% for International Blend Fund and Core Plus Bond Fund) applied to the average daily net assets of each class. The shareholder servicing and distribution fees will be waived as necessary to limit Premier and Retail Class expenses, as a percentage of average daily net assets, to the amounts described above until April 30, 2003, and thereafter, to the extent described in the Fund's then current prospectus.

TimesSquare and CFS are indirect, wholly-owned subsidiaries of CIGNA
Corporation.

At December 31, 2001, Life Insurance Company of North America, an indirect wholly-owned subsidiary of CIGNA Corporation, had investments in the Funds as follows (amounts in thousands):


Fund                           Shares
Balanced Fund                 1,051         79%
Large Cap Growth Fund         1,000         71
Large Cap Value Fund          1,065         68
S&P 500[RegTM] Index Fund        23         (a)
Small Cap Growth Fund         1,013         49
Small Cap Value Fund          1,294         73
International Blend Fund      1,031         79
Core Plus Bond Fund              24         (a)

(a) Less than 1%.

4. Trustees' Fees. Trustees' fees represent remuneration paid or accrued to trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. Purchases and Sales of Securities. Purchases and sales of securities, excluding short-term obligations, for the year ended December 31, 2001, were as follows (amounts in thousands):

(In Thousands)

                         U.S.
                  Government/Agency          All Other
                ---------------------- ----------------------
                 Purchases     Sales    Purchases     Sales
Balanced Fund   $ 3,556     $ 3,749    $10,503     $ 8,565
Large Cap
Growth Fund           -           -     10,219       8,641
Large Cap
Value Fund            -           -      8,505       5,678
S&P 500
Index Fund            -           -      6,020       2,635
Small Cap
Growth Fund           -           -     28,103      30,883
Small Cap
Value Fund            -           -     12,141       9,610
International
Blend Fund            -           -      2,309       1,083
Core Plus
Bond Fund       121,457     168,631    173,268     125,816

6. Capital Stock. Each Fund is a separate series of the Trust which offers an unlimited number of shares of beneficial interest, without par value. Changes in capital shares were as follows (shares and amounts in thousands):

CIGNA Funds Group

NOTES TO FINANCIAL STATEMENTS continued

(In Thousands)

                                                                             Large Cap Growth/
                                              Balanced Fund(1)            Morgan Stanley Fund(1)
                                      ------------------------------- -------------------------------
                                       For the Year   For the Period   For the Year   For the Period
                                           Ended           Ended           Ended           Ended
                                       December 31,    December 31,    December 31,    December 31,
                                           2001            2000            2001            2000
-----------------------------------------------------------------------------------------------------
CAPITAL SHARES TRANSACTED:
Institutional Class
Shares sold                                  (A)             450                2            450
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                 11               13                -              -
                                          -----           ------           ------         ------
                                             11              463                2            450
Shares redeemed                              (A)               -               (2)             -
                                          -----           ------           ------         ------
Net change                                   11              463                -            450
                                          -----           ------           ------         ------
Premier Class
Shares sold                                  21              549               47            506
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                 10               14                -              -
                                          -----           ------           ------         ------
                                             31              563               47            506
Shares redeemed                             (30)             (69)             (12)            (4)
                                          -----           ------           ------         ------
Net change                                    1              494               35            502
                                          -----           ------           ------         ------
Retail Class
Shares sold                                 200              229              215            270
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                  7                6                -              -
                                          -----           ------           ------         ------
                                            207              235              215            270
Shares redeemed                             (58)             (18)             (39)           (27)
                                          -----           ------           ------         ------
Net change                                  149              217              176            243
                                          -----           ------           ------         ------
Total net increase in Fund shares           161            1,174              211          1,195
                                          =====           ======           ======         ======

                                             Large Cap Value/
                                        John A. Levin & Co. Fund(1)     S&P 500[RegTM] Index Fund(a)
                                      ------------------------------- ------------------------------
                                       For the Year   For the Period   For the Year   For the Period
                                           Ended           Ended           Ended          Ended
                                       December 31,    December 31,    December 31,    December 31,
                                           2001            2000            2001            2000
----------------------------------------------------------------------------------------------------
CAPITAL SHARES TRANSACTED:
Institutional Class
Shares sold                                   -              450                8          2,251
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                  7               23              370          4,480
                                          -----           ------           ------         ------
                                              7              473              378          6,731
Shares redeemed                               -                -               (5)       (19,878)
                                          -----           ------           ------         ------
Net change                                    7              473              373        (13,147)
                                          -----           ------           ------         ------
Premier Class
Shares sold                                 115              525              315            125
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                  8               26                6              7
                                          -----           ------           ------         ------
                                            123              551              321            132
Shares redeemed                             (10)             (12)             (55)           (28)
                                          -----           ------           ------         ------
Net change                                  113              539              266            104
                                          -----           ------           ------         ------
Retail Class
Shares sold                                 312              171            1,839          1,435
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                  5                9               36             50
                                          -----           ------           ------         ------
                                            317              180            1,875          1,485
Shares redeemed                             (64)              (1)            (459)          (195)
                                          -----           ------           ------         ------
Net change                                  253              179            1,416          1,290
                                          -----           ------           ------         ------
Total net increase in Fund shares           373            1,191            2,055        (11,753)
                                          =====           ======           ======         ======

(1) Commenced operations on January 20, 2000.
(A) Less than 1.
(a) All capital shares transacted for the S&P 500[RegTM] Index Fund's Institutional Class as of December 31, 2001 and earlier has been restated to reflect a 1.62 to 1 stock split effective August 15, 2001.

CIGNA Funds Group

NOTES TO FINANCIAL STATEMENTS continued

(In Thousands)

                                             Small Cap Growth/                Small Cap Value/
                                            TimesSquare Fund(2)             Berger[RegTM] Fund(1)
                                      ------------------------------- -------------------------------
                                       For the Year   For the Period   For the Year   For the Period
                                           Ended           Ended           Ended           Ended
                                       December 31,    December 31,    December 31,    December 31,
                                           2001            2000            2001            2000
-----------------------------------------------------------------------------------------------------
CAPITAL SHARES TRANSACTED:
Institutional Class
Shares sold                                  488            1,485               -            450
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                   -               20              72             61
                                         -------         --------        --------        -------
                                             488            1,505              72            511
Shares redeemed                           (1,049)               -               -              -
                                         -------         --------        --------        -------
Net change                                  (561)           1,505              72            511
                                         -------         --------        --------        -------
Premier Class
Shares sold                                   48              600              57            487
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                   -                8              82             64
                                         -------         --------        --------        -------
                                              48              608             139            551
Shares redeemed                              (14)              (3)            (12)            (8)
                                         -------         --------        --------        -------
Net change                                    34              605             127            543
                                         -------         --------        --------        -------
Retail Class
Shares sold                                  314              286             353            158
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                   -                3              64             20
                                         -------         --------        --------        -------
                                             314              289             417            178
Shares redeemed                              (86)             (24)            (75)            (4)
                                         -------         --------        --------        -------
Net change                                   228              265             342            174
                                         -------         --------        --------        -------
Total net increase in Fund shares           (299)           2,375             541          1,228
                                         =======         ========        ========        =======

                                           International Blend/                TimesSquare
                                          Bank of Ireland Fund(3)         Core Plus Bond Fund(4)
                                      ------------------------------- ------------------------------
                                       For the Year   For the Period   For the Year   For the Period
                                           Ended           Ended           Ended          Ended
                                       December 31,    December 31,    December 31,    December 31,
                                           2001            2000            2001            2000
----------------------------------------------------------------------------------------------------
CAPITAL SHARES TRANSACTED:
Institutional Class
Shares sold                                    -              450              (A)         7,597
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                   5               10             991            535
                                         -------         --------        --------        -------
                                               5              460             991          8,132
Shares redeemed                                -                -              (A)             -
                                         -------         --------        --------        -------
Net change                                     5              460             991          8,132
                                         -------         --------        --------        -------
Premier Class
Shares sold                                  111              541              32             11
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                   5               11               4              1
                                         -------         --------        --------        -------
                                             116              552              36             12
Shares redeemed                              (12)             (20)             (2)             -
                                         -------         --------        --------        -------
Net change                                   104              532              34             12
                                         -------         --------        --------        -------
Retail Class
Shares sold                                   80              148              62             20
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                   1                3               6              1
                                         -------         --------        --------        -------
                                              81              151              68              21
Shares redeemed                              (26)              (5)            (29)             -
                                         -------         --------        --------        -------
Net change                                    55              146              39             21
                                         -------         --------        --------        -------
Total net increase in Fund shares            164            1,138           1,064          8,165
                                         =======         ========        ========        =======

(1) Commenced operations on January 20, 2000.
(2) Commenced operations on January 21, 2000.
(3) Commenced operations on January 24, 2000.
(4) Commenced operations on December 31, 1999.
(A) Less than 1.

CIGNA Funds Group

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of the CIGNA Funds Group

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Balanced Fund (sub-advised by Wellington Management), Large Cap Growth/Morgan Stanley Fund, Large Cap Value/ John A. Levin & Co. Fund, S&P 500[RegTM] Index Fund, Small Cap Growth/TimesSquare Fund, Small Cap Value/Berger[RegTM] Fund, International Blend/Bank of Ireland Fund, and TimesSquare Core Plus Bond Fund (each a series of CIGNA Funds Group, hereafter referred to as the "Fund") at December 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.




PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 2002

CIGNA Funds Group
(Unaudited)

TRUSTEES AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board of Trustees. Each Trustee's term of office will be until the next annual meeting of shareholders or until the election of the Trustee's successor.



                                                                                 Number of
Name,                          Length                                            Portfolios in   Other
Address*      Position Held    of Time     Principal Occupation(s) During        Fund Complex    Directorships
And Age       with Fund        Served      Past 5 Years                          Overseen        Held by Trustee
------------- ---------------- ----------- ------------------------------------- --------------- --------------------
Independent Trustees

Russell H.    Trustee          Trustee     Vice President (Investor Relations,   14                       -
Jones                          since       Public Relations) and Treasurer,
57                             1995        Kaman Corporation
                                           (helicopters and aircraft
                                           components, industrial)

Paul J.       Trustee          Trustee     Special Advisor to Board of           14              Director - Western
McDonald                       since       Directors, Friendly Ice Cream                         Massachusetts
58                             1995        Corporation (family restaurants                       Electric Company
                                           and dairy products)

Marnie        Trustee          Trustee     Diocesan Consultant, Episcopal        11                       -
Wagstaff                       since       Diocese of Connecticut; previously
Mueller                        2001        Visiting Professor of Health
64                                         Economics, Wesleyan University

Affiliated Trustees and Fund Officers

Thomas C.     Trustee          Trustee     President, CIGNA Retirement &         14              Director of various
Jones                          since       Investment Services; Chairman of                      subsidiaries of
55                             1997        the Board of Directors, TimesSquare                   CIGNA Corporation
                                           Capital Management, Inc.;
                                           President, CIGNA Individual
                                           Insurance

Richard H.    President        President   Managing Director, CIGNA              14              Director of various
Forde                          since       Retirement & Investment Services,                     subsidiaries of
48                             1998        Inc. and TimesSquare Capital                          CIGNA Corporation
                                           Management, Inc.

Alfred A.     Vice President   Officer     CIGNA Funds Treasurer;                14                       -
Bingham III   and Treasurer    since       Assistant Vice President,
57                             1982        TimesSquare Capital
                                           Management, Inc.

Jeffrey S.    Vice President   Officer     Senior Counsel,                       14                       -
Winer         and Secretary    since       CIGNA Corporation
44                             1993


--------------------------------------------------------------------------------
* All Trustees and officers have an address c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, H16C, Hartford, CT 06103.
--------------------------------------------------------------------------------
CIGNA Funds Group Funds are open-end, diversified management investment companies. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull Street, Hartford, Connecticut 06103. The Funds are distributed by
CIGNA Financial Services, Inc., P.O. Box 150476, Hartford, Connecticut 06115-0476 (Telephone: 1.888.CIGNA.FS or 1.888.244.6237).
--------------------------------------------------------------------------------

[Logo]
CIGNA Financial Services


P.O. Box 150476
Hartford, CT 06115-0476
www.cigna.com
Member NASD/SIPC                                                          545900